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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2013 through January 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer Classic
                  Balanced Fund

--------------------------------------------------------------------------------
                  Semiannual Report | January 31, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     AOBLX
                  Class B     ASBBX
                  Class C     PCBCX
                  Class Y     AYBLX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         45

Notes to Financial Statements                                                53

Approval of Investment Advisory Agreement                                    63

Trustees, Officers and Service Providers                                     67

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 1

President's Letter

Dear Shareowner,

When we look into 2014, we foresee U.S. economic growth matching or exceeding 2013 levels. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy, continuing economic improvement in Japan, and a "soft landing" of growth in China appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation, making it possible for the Federal Reserve (the Fed) to continue its accommodative monetary policies.

After observing the strengthening economic trends, the Fed decided in December 2013 to start scaling back its QE (quantitative easing) program, but also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains high.

The U.S. government's partial shutdown in October 2013 rattled the markets to a degree, but does not appear to have had a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to defuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of infighting in Washington and wary of the risks the policy uncertainty caused.

There are certainly risks and uncertainties facing the global economy as we head into 2014. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad and the aforementioned political fights at home. While most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 3

Portfolio Management Discussion | 1/31/14

The stock market maintained its upward momentum for most of the six-month period ended January 31, 2014, although share prices retreated somewhat in the final month of the period. Meanwhile, the bond market delivered modest results, with credit-sensitive securities outperforming Treasuries and other higher-quality investments. In the following interview, Richard Schlanger and Walter Hunnewell, Jr., discuss the market environment and the factors that affected the performance of Pioneer Classic Balanced Fund during the six-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Hunnewell, a vice president and a portfolio manager at Pioneer, are responsible for the day-today management of the Fund.

Q   How did the Fund perform during the six-month period ended January 31, 2014?

A The Fund's Class A shares returned 6.01% at net asset value during the six-month period ended January 31, 2014, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Government/Credit Bond Index (the Barclays Index), returned 6.85% and 1.57%, respectively. During the same period, the average return of the 902 mutual funds in Morningstar's Moderate Allocation Funds category was 4.53%, and the average return of the 546 mutual funds in Lipper's Mixed-Asset Target Moderate Allocation Funds category was 4.24%.

Q How would you describe the investment environment during the six-month period ended January 31, 2014, and how did you manage the Fund's overall portfolio in response to that environment?

A The Fund performed well during the period. We tilted the Fund's investments towards equities over fixed-income investments during the period, and that was a significant factor helping to support results relative to the two benchmarks. However, the Fund's performance also was aided by strong relative returns from both the equity and fixed-income portions of the portfolio. Over the entire six-month period, we kept the Fund's allocation to equities at approximately 65% of net assets, which is the maximum amount permitted under the Funds' prospectus. We did this even after the robust rally by equities during the first half of 2013, because we believed equities still offered stronger relative value to bonds.

4 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

    Much of the volatility during the period can be traced to market anticipation as well as speculation pertaining to the timing and extent of any change in monetary policy by the U.S. Federal Reserve (Fed) that would result in less accommodation and a reduction in economic stimulus. Then-Fed Chairman Ben Bernanke first touched off this round of market speculation in May 2013, when he suggested that the U.S. central bank might soon "taper" some of its monthly purchases of agency mortgage-backed and other government securities on the open market (known as quantitative easing, or "QE"). Mr. Bernanke subsequently backed off a bit when he announced that any reduction in QE would be tied to economic data releases and that interest rates, as influenced by the influential Federal funds rate, would likely remain at very low levels for the foreseeable future. In December, the Fed announced that it would, in fact, begin to taper QE beginning in January 2014 by reducing its monthly bond purchases from $85 billion to $75 billion. Questions about the identity of the new Fed chair after Mr. Bernanke's term concluded early in 2014 also played into the market's anxiety over Fed policy, but fears were reduced and the market was reassured when President Obama announced that he was nominating Fed Vice Chairman Janet Yellen to the higher post. Ms. Yellen is widely viewed as someone who is not likely to enact a dramatic shift in Fed policy.

    Near the end of the six-month period, the markets were less worried about the gradual removal of the Fed's monetary stimulus because of the growing perception that the U.S. economic recovery was strengthening. While some retail sales and employment reports occasionally were disappointing, the overall consensus was that economic growth was gathering momentum. However, the final weeks of the six-month period were not without some concerns, as investors worried that even a gradual reduction in the Fed's accommodative monetary policies would have a significant negative effect on the emerging economies, which are dependent upon the flow of capital from the United States and other developed markets. Those worries resulted in a sell-off in the equity market during the final month of the period (January 2014) after a prolonged stretch of solid gains.

    Despite the interim periods of volatility, interest rates rose only modestly during the six-month period, with the yield on 10-year Treasuries climbing from about 2.50% at the beginning of the fiscal period (August 1, 2013) to about 2.65% on January 31, 2014, after hitting 3.00% the previous month. Helped by the increasing evidence of a sustained economic recovery, credit-sensitive investments, such as corporate bonds, tended to outperform Treasuries and government agency debt.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 5

    The advancing economy also helped to support corporate profits, and the more cyclical sectors of the equity markets tended to outpace the more traditionally defensive areas of the market. The top-performing equity sectors during the period included information technology, industrials and materials; health care, typically a more defensive sector, also enjoyed strong performance. The weaker-performing sectors included telecom services, consumer staples, energy and utilities.

Q What strategies did you employ in managing the fixed-income portion of the Fund's portfolio during the six-month period ended January 31, 2014, and how did those strategies affect the Fund's performance?

A In managing the Fund's fixed-income investments during the period, we took the announcements by Fed officials at face value and anticipated that the central bank would gradually remove some monetary stimulus, while leaving the Federal funds rate in the record-low range of 0.00% to 0.25% for the foreseeable future. In that environment, we saw that there were few opportunities available in many categories of short-maturity investments, while the risks of higher interest rates at the longer end of the yield curve discouraged our investing the Fund in long-maturity securities. Accordingly, we reduced the Fund's exposure to long-maturity securities, while adding some exposure to floating-rate bank loans and catastrophe bonds (issued by casualty insurers) at the short end of the yield curve. We kept a relatively neutral portfolio weighting in the five-year part of the yield curve, while overweighing the 10-year maturity area. We focused the Fund's investments more on the credit sectors rather than Treasuries and government agency bonds, which tend to be less sensitive to economic conditions and more sensitive to changes in interest rates. At the end of the six-month period, for example, Treasuries accounted for roughly 3% of the Fund's fixed-income investments, even though they represented about 50% of the benchmark Barclays Index.

    Our emphasis on the credit sectors tended to help the Fund's benchmark-relative performance, which also was aided by investments in non-benchmark groups such as the aforementioned bank loans and catastrophe bonds. In lieu of Treasuries, the portfolio also had a small level of exposure to municipal bonds, which we thought represented greater relative value; the municipal holdings also aided the Fund's returns during the period.

6 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

    As for individual investments, the Fund realized notably good performance from investments in financial industry bonds, including securities issued by asset managers Carlyle Group and KKR, as well as Sovereign Bank. Corporate holdings in the portfolio that did not fare as well included the debt of Williams, a pipeline corporation, and insurer MetLife.

    At the end of the period, on January 31, 2014, the average effective duration of the Fund's fixed-income investments was 5.62 years, slightly lower than that of the Barclays Index. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.) Portfolios with shorter duration are less sensitive to changes in interest rates than portfolios with longer duration.

Q How did you position the equity portion of the Fund's portfolio during the six-month period ended January 31, 2014, and how did the positioning affect the Fund's performance?

A We maintained our emphasis on higher-quality, dividend-paying stocks* in the portfolio during the six-month period, but the Fund still saw strong price gains from its equity holdings. Good stock selection results in the consumer staples and utilities sectors drove the majority of the Fund's favorable performance relative to the S&P 500 benchmark. Exposure to the health care sector provided substantial support to results, as did the portfolio's emphasis on the more cyclical information technology, industrials, and materials sectors. Even though we overweighted the Fund to the underperforming energy sector during the period, stock selection results within the sector were strong enough to overcome the effects of the Fund's relatively high exposure. In energy, we focused the Fund's investments in companies that we believed could benefit from the build-out of natural gas processing-and-distribution facilities, including pipelines, and the emphasis proved successful. Underweighting the utilities and telecom services sectors also aided the Fund's relative returns.

    Stock selection in the information technology and financials sectors, however, contributed negatively to the Fund's relative results.

    Among individual portfolio holdings, McKesson, a pharmaceutical distribution company, made the largest contribution to the Fund's performance during the period. McKesson maintains a highly efficient operation, and its business is largely insulated from the regulatory and patent expiration risks that tend to affect other businesses within health care. The Fund's large position in Internet technology leader Google also made a strong contribution to returns. We invested in Google because of its excellent growth prospects, despite the fact that the company pays no stock dividend.

*   Dividends are not guaranteed.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 7

    Other strong-performing holdings in the portfolio during the period included Delta Airlines, which fared well as the airline industry continued to improve, and specialty and generic drug manufacturer Actavis. Underweight Fund positions in oil company Chevron and technology services company IBM also helped performance, as did an overweight position in ONEOK, a natural gas distribution and energy services company.

    Investments that tended to hold back the Fund's performance during the period included rural telecommunication services company Century Link; energy exploration and production company Cobalt International Energy; technology company Citrix Systems; and Ford Motor. An underweight position in biotechnology company Biogen Idec also hurt relative results.

    Our more significant changes to the Fund's equity holdings during the six months included adding a position in chemical company Lyondell Basel, and liquidating the Fund's investment in Philip Morris International, a tobacco products company doing business outside the U.S.

Q   What is your investment outlook?

A We think 2014 may turn into a transition year for the capital markets as the Fed begins to gradually taper QE in an improving economic environment, with gains in the jobs market and further recovery in the housing industry. Notwithstanding recent disappointments from housing and employment reports, we believe some evidence of economic weakness at the beginning of the new calendar year may be related to the effects of severe winter weather in the United States.

    In the fixed-income market, we think the corporate sector may offer less opportunity than it did last year, and we may reduce the Fund's exposure to some corporate holdings that have performed particularly well. Overall, we plan to retain the higher-quality bias within the Fund's fixed-income sleeve, approximately 25% of which is made up of securities rated AAA (according to Standard & Poor's).

    We plan to retain the portfolio's heavier tilt towards equities over fixed-income assets. As we enter the second half of the Fund's fiscal year, we are maintaining the portfolio's overweights in the health care, energy, and materials sectors, all of which should benefit if the economy continues to grow. The Fund remains underweight to the traditionally defensive sectors

8 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 such as consumer staples, utilities, and telecom services, and we have retained our focus on maintaining a portfolio of equity investments that pay higher dividends than the S&P 500's stocks.

Please refer to the Schedule of Investments on pages 18-44 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 9

Portfolio Summary | 1/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        60.1%
U.S. Corporate Bonds                                                      12.6%
U.S. Government Securities                                                 6.5%
International Corporate Bonds                                              5.8%
Collateralized Mortgage Obligations                                        5.6%
Municipal Bonds                                                            2.5%
Asset Backed Securities                                                    1.8%
Depository Receipts for International Stocks                               1.5%
International Common Stocks                                                1.4%
Foreign Government Bonds                                                   0.8%
Senior Secured Loans                                                       0.6%
U.S. Preferred Stocks                                                      0.5%
Convertible Preferred Stocks                                               0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                27.9%
Information Technology                                                    12.2%
Energy                                                                    10.9%
Health Care                                                                9.5%
Consumer Discretionary                                                     8.8%
Government                                                                 8.1%
Industrials                                                                7.4%
Consumer Staples                                                           5.6%
Materials                                                                  4.2%
Utilities                                                                  3.0%
Telecommunication Services                                                 1.8%
Fixed Income                                                               0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Google, Inc.                                                           2.37%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                        2.19
--------------------------------------------------------------------------------
 3. Johnson & Johnson, Inc.                                                1.63
--------------------------------------------------------------------------------
 4. Pfizer, Inc.                                                           1.58
--------------------------------------------------------------------------------
 5. QUALCOMM, Inc.                                                         1.57
--------------------------------------------------------------------------------
 6. The PNC Financial Services Group, Inc.                                 1.24
--------------------------------------------------------------------------------
 7. McKesson Corp.                                                         1.20
--------------------------------------------------------------------------------
 8. Apple, Inc.                                                            1.18
--------------------------------------------------------------------------------
 9. Gilead Sciences, Inc.                                                  1.18
--------------------------------------------------------------------------------
10. United Technologies Corp.                                              1.09
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Prices and Distributions | 1/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                   1/31/14                7/31/13
--------------------------------------------------------------------------------
          A                      $9.21                  $10.62
--------------------------------------------------------------------------------
          B                      $9.12                  $10.54
--------------------------------------------------------------------------------
          C                      $9.16                  $10.58
--------------------------------------------------------------------------------
          Y                      $9.27                  $10.66
--------------------------------------------------------------------------------

Distributions per Share: 8/1/13-1/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term         Long-Term
        Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A             $0.1132               $0.0638           $1.8554
--------------------------------------------------------------------------------
          B             $0.0714               $0.0638           $1.8554
--------------------------------------------------------------------------------
          C             $0.0775               $0.0638           $1.8554
--------------------------------------------------------------------------------
          Y             $0.1012               $0.0638           $1.8554
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Barclays Government/Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 11

Performance Update | 1/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                      Net Asset          Public Offering
Period                Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years               6.19%              5.71%
5 Years               14.11              13.04
1 Year                14.03               8.89
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      1.28%               1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Classic   Barclays Government/Credit   Standard & Poor's
               Balanced Fund     Bond Index                   500 Index
1/31/2004      $  9,550          $ 10,000                     $ 10,000
1/31/2005      $  9,991          $ 10,397                     $ 10,622
1/31/2006      $ 10,829          $ 10,551                     $ 11,724
1/31/2007      $ 12,107          $ 10,960                     $ 13,424
1/31/2008      $ 12,123          $ 11,986                     $ 13,114
1/31/2009      $  9,006          $ 12,242                     $  8,050
1/31/2010      $ 11,794          $ 13,189                     $ 10,718
1/31/2011      $ 13,443          $ 13,863                     $ 13,097
1/31/2012      $ 13,837          $ 15,223                     $ 13,646
1/31/2013      $ 15,277          $ 15,661                     $ 15,933
1/31/2014      $ 17,420          $ 15,642                     $ 19,360

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower.

12 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Performance Update | 1/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
10 Years               5.26%              5.26%
5 Years               13.06              13.06
1 Year                12.88               9.20
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      2.38%               2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Classic    Barclays Government/Credit   Standard & Poor's
               Balanced Fund      Bond Index                   500 Index
1/31/2004      $ 10,000           $ 10,000                     $ 10,000
1/31/2005      $ 10,376           $ 10,397                     $ 10,622
1/31/2006      $ 11,155           $ 10,551                     $ 11,724
1/31/2007      $ 12,376           $ 10,960                     $ 13,424
1/31/2008      $ 12,277           $ 11,986                     $ 13,114
1/31/2009      $  9,033           $ 12,242                     $  8,050
1/31/2010      $ 11,716           $ 13,189                     $ 10,718
1/31/2011      $ 13,243           $ 13,863                     $ 13,097
1/31/2012      $ 13,512           $ 15,223                     $ 13,646
1/31/2013      $ 14,785           $ 15,661                     $ 15,933
1/31/2014      $ 16,690           $ 15,642                     $ 19,360

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 13

Performance Update | 1/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
10 Years               5.36%              5.36%
5 Years               13.14              13.14
1 Year                13.13              13.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      2.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Classic   Barclays Government/Credit   Standard & Poor's
               Balanced Fund     Bond Index                   500 Index
1/31/2004      $ 10,000          $ 10,000                     $ 10,000
1/31/2005      $ 10,376          $ 10,397                     $ 10,622
1/31/2006      $ 11,217          $ 10,551                     $ 11,724
1/31/2007      $ 12,441          $ 10,960                     $ 13,424
1/31/2008      $ 12,352          $ 11,986                     $ 13,114
1/31/2009      $  9,090          $ 12,242                     $  8,050
1/31/2010      $ 11,793          $ 13,189                     $ 10,718
1/31/2011      $ 13,326          $ 13,863                     $ 13,097
1/31/2012      $ 13,613          $ 15,223                     $ 13,646
1/31/2013      $ 14,895          $ 15,661                     $ 15,933
1/31/2014      $ 16,850          $ 15,642                     $ 19,360

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of AmSouth Balanced Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.

14 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Performance Update | 1/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
10 Years               6.52%              6.52%
5 Years               14.49              14.49
1 Year                14.52              14.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Classic   Barclays Government/Credit   Standard & Poor's
               Balanced Fund     Bond Index                   500 Index
1/31/2004      $ 5,000,000       $ 5,000,000                  $ 5,000,000
1/31/2005      $ 5,236,845       $ 5,198,676                  $ 5,311,118
1/31/2006      $ 5,689,066       $ 5,275,419                  $ 5,862,188
1/31/2007      $ 6,383,042       $ 5,480,218                  $ 6,712,132
1/31/2008      $ 6,415,076       $ 5,993,114                  $ 6,556,884
1/31/2009      $ 4,780,342       $ 6,121,020                  $ 4,025,042
1/31/2010      $ 6,283,589       $ 6,594,478                  $ 5,358,824
1/31/2011      $ 7,185,960       $ 6,931,442                  $ 6,548,524
1/31/2012      $ 7,424,643       $ 7,611,494                  $ 6,823,016
1/31/2013      $ 8,210,805       $ 7,830,447                  $ 7,966,736
1/31/2014      $ 9,403,197       $ 7,821,036                  $ 9,680,145

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2013 through January 31, 2014.

--------------------------------------------------------------------------------
Share Class                         A            B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 8/1/14
--------------------------------------------------------------------------------
Ending Account                  $1,060.10    $1,055.10    $1,055.60    $1,060.70
Value (after expenses)
on 1/31/14
--------------------------------------------------------------------------------
Expenses Paid                   $    6.18    $   10.83    $   10.05    $    5.04
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.19%, 2.09%, 1.94% and 0.97% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

16 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2013 through January 31, 2014.

--------------------------------------------------------------------------------
Share Class                         A            B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 8/1/14
--------------------------------------------------------------------------------
Ending Account                  $1,019.21    $1,014.67    $1,015.43    $1,020.32
Value (after expenses)
on 1/31/14
--------------------------------------------------------------------------------
Expenses Paid                   $    6.06    $   10.61    $    9.86    $    4.94
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.19%, 2.09%, 1.94% and 0.97% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 17

Schedule of Investments | 1/31/14 (unaudited)

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 0.6%
                                             BANKS -- 0.3%
                                             Diversified Banks -- 0.3%
        13,300          6.50       A-/Baa1   US Bancorp, Floating Rate Note
                                             (Perpetual)                                 $    361,095
         6,000          6.00       A-/Baa1   US Bancorp, Floating Rate Note
                                             (Perpetual)                                      165,360
                                                                                         ------------
                                                                                         $    526,455
-----------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.0%+
         1,000          6.25         A-/NR   CoBank ACB, Floating Rate Note
                                             (Perpetual) (144A)                          $     97,250
                                                                                         ------------
                                             Total Banks                                 $    623,705
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.0%+
                                             Other Diversified Financial
                                             Services -- 0.0%+
         3,000          7.88       BB+/Ba2   Citigroup Capital XIII, Floating Rate
                                             Note, 10/30/40                              $     81,390
                                                                                         ------------
                                             Total Diversified Financials                $     81,390
-----------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.3%
                                             Property & Casualty Insurance -- 0.3%
        21,025          5.10      BBB/Baa1   The Allstate Corp., Floating Rate Note,
                                             1/15/53                                     $    513,010
                                                                                         ------------
                                             Total Insurance                             $    513,010
-----------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $1,191,403)                           $  1,218,105
-----------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED
                                             STOCK -- 0.4%
                                             BANKS -- 0.4%
                                             Diversified Banks -- 0.4%
           700                   BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)         $    810,250
-----------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCK
                                             (Cost $730,069)                             $    810,250
-----------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 62.6%
                                             ENERGY -- 8.2%
                                             Oil & Gas Equipment &
                                             Services -- 0.8%
        18,818                               Schlumberger, Ltd.                          $  1,647,892
-----------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 1.8%
        14,247                               BP Plc (A.D.R.)                             $    668,042
        18,998                               Exxon Mobil Corp.                              1,750,856
        15,013                               Occidental Petroleum Corp.                     1,314,688
                                                                                         ------------
                                                                                         $  3,733,586
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 2.5%
        26,152                               ConocoPhillips                              $  1,698,572
         7,375                               EOG Resources, Inc.                            1,218,645
        15,276                               EQT Corp.                                      1,417,766
        30,215                               Marathon Oil Corp.                               990,750
                                                                                         ------------
                                                                                         $  5,325,733
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 1.3%
        20,625                               Marathon Petroleum Corp.*                   $  1,795,406
        13,558                               Phillips 66, Inc.                                990,954
                                                                                         ------------
                                                                                         $  2,786,360
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 1.8%
        39,619                               Spectra Energy Corp.                        $  1,424,303
        12,036                               Targa Resources Corp.                          1,086,730
        31,495                               The Williams Companies, Inc.                   1,275,233
                                                                                         ------------
                                                                                         $  3,786,266
                                                                                         ------------
                                             Total Energy                                $ 17,279,837
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 3.1%
                                             Commodity Chemicals -- 1.1%
        28,325                               LyondellBasell Industries NV                $  2,230,877
-----------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.2%
         9,726                               The Dow Chemical Co.                        $    442,630
-----------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural
                                             Chemicals -- 0.7%
        12,559                               Monsanto Co.                                $  1,338,161
-----------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.8%
        53,498                               Freeport-McMoRan Copper & Gold, Inc.        $  1,733,870
-----------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.3%
        14,263                               International Paper Co.                     $    680,916
                                                                                         ------------
                                             Total Materials                             $  6,426,454
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 4.7%
                                             Aerospace & Defense -- 1.8%
        16,314                               Honeywell International, Inc.               $  1,488,326
        20,058                               United Technologies Corp.                      2,287,013
                                                                                         ------------
                                                                                         $  3,775,339
-----------------------------------------------------------------------------------------------------
                                             Electrical Components &
                                             Equipment -- 1.6%
        22,418                               Eaton Corp Plc                              $  1,638,532
        14,058                               Rockwell Automation, Inc.                      1,614,421
                                                                                         ------------
                                                                                         $  3,252,953
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 19

-----------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.5%
         8,696                               Cummins, Inc.                               $  1,104,218
-----------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.8%
        14,302                               Ingersoll-Rand Plc                          $    840,815
         8,448                               Snap-on, Inc.                                    846,067
                                                                                         ------------
                                                                                         $  1,686,882
                                                                                         ------------
                                             Total Capital Goods                         $  9,819,392
-----------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 0.5%
                                             Diversified Support Services -- 0.5%
        36,412                               KAR Auction Services, Inc.                  $  1,012,982
                                                                                         ------------
                                             Total Commercial Services & Supplies        $  1,012,982
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 1.3%
                                             Air Freight & Logistics -- 0.6%
        13,020                               United Parcel Service, Inc. (Class B)       $  1,239,895
-----------------------------------------------------------------------------------------------------
                                             Airlines -- 0.7%
        47,191                               Delta Air Lines, Inc.                       $  1,444,517
                                                                                         ------------
                                             Total Transportation                        $  2,684,412
-----------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 1.1%
                                             Auto Parts & Equipment -- 0.4%
        20,588                               Johnson Controls, Inc.                      $    949,519
-----------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.7%
        94,571                               Ford Motor Co.                              $  1,414,782
                                                                                         ------------
                                             Total Automobiles & Components              $  2,364,301
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.8%
                                             Restaurants -- 0.8%
        18,164                               McDonald's Corp.                            $  1,710,504
                                                                                         ------------
                                             Total Consumer Services                     $  1,710,504
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 2.9%
                                             Cable & Satellite -- 1.0%
        40,433                               Comcast Corp.                               $  2,201,577
-----------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 1.1%
        50,864                               Regal Entertainment Group, Inc.             $    991,848
        18,179                               The Walt Disney Co.                            1,319,977
                                                                                         ------------
                                                                                         $  2,311,825
-----------------------------------------------------------------------------------------------------
                                             Publishing -- 0.8%
        57,850                               Gannett Co., Inc.                           $  1,592,610
                                                                                         ------------
                                             Total Media                                 $  6,106,012
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-----------------------------------------------------------------------------------------------------
                                             RETAILING -- 2.4%
                                             Department Stores -- 0.4%
        15,352                               Macy's, Inc.                                $    816,726
-----------------------------------------------------------------------------------------------------
                                             Apparel Retail -- 0.7%
        21,253                               Ross Stores, Inc.                           $  1,443,291
-----------------------------------------------------------------------------------------------------
                                             Home Improvement Retail -- 1.0%
        46,075                               Lowe's Companies, Inc.                      $  2,132,812
-----------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.3%
        13,729                               Vitamin Shoppe, Inc.*                       $    615,334
                                                                                         ------------
                                             Total Retailing                             $  5,008,163
-----------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 1.8%
                                             Drug Retail -- 1.8%
        23,121                               CVS Caremark Corp.                          $  1,565,754
        38,853                               Walgreen Co.                                   2,228,220
                                                                                         ------------
                                                                                         $  3,793,974
                                                                                         ------------
                                             Total Food & Staples Retailing              $  3,793,974
-----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 3.1%
                                             Soft Drinks -- 1.1%
        16,729                               Coca-Cola Enterprises, Inc.                 $    724,198
        19,440                               PepsiCo., Inc.                                 1,562,198
                                                                                         ------------
                                                                                         $  2,286,396
-----------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 1.0%
        15,384                               Campbell Soup Co.                           $    633,975
        17,643                               Green Mountain Coffee Roasters, Inc.*          1,429,083
                                                                                         ------------
                                                                                         $  2,063,058
-----------------------------------------------------------------------------------------------------
                                             Tobacco -- 1.0%
        60,583                               Altria Group, Inc.                          $  2,133,733
                                                                                         ------------
                                             Total Food, Beverage & Tobacco              $  6,483,187
-----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 1.2%
                                             Health Care Distributors -- 1.2%
        14,487                               McKesson Corp.                              $  2,526,678
                                                                                         ------------
                                             Total Health Care Equipment & Services      $  2,526,678
-----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 8.1%
                                             Biotechnology -- 2.3%
         8,996                               Celgene Corp.*                              $  1,366,762
        30,598                               Gilead Sciences, Inc.*                         2,467,729
        11,737                               Vertex Pharmaceuticals, Inc.*                    927,692
                                                                                         ------------
                                                                                         $  4,762,183
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 21

-----------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 5.8%
        15,568                               AbbVie, Inc.                                $    766,413
         8,858                               Actavis Plc*                                   1,673,985
        24,885                               AstraZeneca Plc (A.D.R.)                       1,580,198
        38,589                               Johnson & Johnson, Inc.                        3,413,969
        12,489                               Merck & Co., Inc.                                661,542
       109,094                               Pfizer, Inc.                                   3,316,458
        29,638                               Zoetis, Inc.                                     899,810
                                                                                         ------------
                                                                                         $ 12,312,375
                                                                                         ------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                             $ 17,074,558
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 2.7%
                                             Regional Banks -- 2.0%
        46,076                               BB&T Corp.                                  $  1,723,703
        32,463                               The PNC Financial Services Group, Inc.         2,593,144
                                                                                         ------------
                                                                                         $  4,316,847
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.7%
        53,796                               New York Community Bancorp, Inc.            $    870,957
        39,871                               People's United Financial, Inc.                  566,567
                                                                                         ------------
                                                                                         $  1,437,524
                                                                                         ------------
                                             Total Banks                                 $  5,754,371
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 5.8%
                                             Other Diversified Financial
                                             Services -- 2.5%
       117,422                               Bank of America Corp.                       $  1,966,818
        38,519                               Citigroup, Inc.                                1,826,956
        28,197                               JPMorgan Chase & Co.                           1,560,986
                                                                                         ------------
                                                                                         $  5,354,760
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.7%
        19,228                               CME Group, Inc./IL                          $  1,437,485
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.7%
        27,677                               Discover Financial Services, Inc.           $  1,484,871
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 1.7%
         2,080                               Affiliated Managers Group, Inc.*            $    414,419
        89,575                               Ares Capital Corp.                             1,586,373
        12,621                               Franklin Resources, Inc.                         656,418
        14,609                               The Carlyle Group LP                             508,539
         9,802                               Walter Investment Management Corp.*              302,294
                                                                                         ------------
                                                                                         $  3,468,043
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                               Value
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.2%
        13,713                               Morgan Stanley Co.                          $    404,671
                                                                                         ------------
                                             Total Diversified Financials                $ 12,149,830
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.4%
                                             Residential REIT -- 0.4%
        22,357                               American Campus Communities, Inc.           $    777,129
-----------------------------------------------------------------------------------------------------
                                             Specialized REIT -- 1.0%
        92,180                               Chesapeake Lodging Trust                    $  2,244,583
                                                                                         ------------
                                             Total Real Estate                           $  3,021,712
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 5.8%
                                             Internet Software & Services -- 2.9%
        20,305                               eBay, Inc.*                                 $  1,080,226
         4,195                               Google, Inc.*                                  4,954,178
                                                                                         ------------
                                                                                         $  6,034,404
-----------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced
                                             Services -- 0.5%
         4,858                               Visa, Inc.                                  $  1,046,559
-----------------------------------------------------------------------------------------------------
                                             Application Software -- 0.2%
        10,206                               Citrix Systems, Inc.*                       $    551,838
-----------------------------------------------------------------------------------------------------
                                             Systems Software -- 2.2%
       121,142                               Microsoft Corp.                             $  4,585,225
                                                                                         ------------
                                             Total Software & Services                   $ 12,218,026
-----------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 3.6%
                                             Communications Equipment -- 1.5%
        44,381                               Qualcomm, Inc.                              $  3,293,958
-----------------------------------------------------------------------------------------------------
                                             Computer Hardware -- 1.2%
         4,951                               Apple, Inc.                                 $  2,478,471
-----------------------------------------------------------------------------------------------------
                                             Computer Storage & Peripherals -- 0.9%
        78,140                               EMC Corp.                                   $  1,894,114
                                                                                         ------------
                                             Total Technology Hardware & Equipment       $  7,666,543
-----------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 2.1%
                                             Semiconductors -- 2.1%
        21,554                               Analog Devices, Inc.                        $  1,040,412
        40,282                               Intel Corp.                                      988,520
        32,056                               Microchip Technology, Inc.                     1,438,032
        20,506                               Xilinx, Inc.                                     951,889
                                                                                         ------------
                                                                                         $  4,418,853
                                                                                         ------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                     $  4,418,853
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 23

-----------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Telecommunication Services -- 0.7%
                                             Integrated Telecommunication
                                             Services -- 0.3%
        22,436                               CenturyLink, Inc.                           $    647,503
-----------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 0.4%
        24,981                               Vodafone Group Plc (A.D.R.)                 $    925,796
                                                                                         ------------
                                             Total Telecommunication Services            $  1,573,299
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.3%
                                             Gas Utilities -- 1.0%
        31,586                               ONEOK, Inc.                                 $  2,163,325
-----------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.3%
        17,182                               Ameren Corp.                                $    650,167
                                                                                         ------------
                                             Total Utilities                             $  2,813,492
-----------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $102,367,397)                         $131,906,580
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings
-----------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 1.8%
                                             MATERIALS -- 0.3%
                                             Diversified Metals & Mining -- 0.1%
        83,751                   BBB+/Baa1   Lehman ABS Manufactured Housing
                                             Contract Trust 2001-B, 5.873%, 4/15/40      $     88,636
-----------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.1%
       264,262                      AA+/A2   Credit-Based Asset Servicing and
                                             Securitization LLC, 4.99112%, 7/25/35
                                             (Step)                                      $    268,871
-----------------------------------------------------------------------------------------------------
                                             Steel -- 0.1%
        48,252                     AAA/Aaa   HSBC Home Equity Loan Trust USA
                                             2006-3, 5.63%, 3/20/36 (Step)               $     48,684
       265,000          1.73      AA-/Baa1   NovaStar Mortgage Funding Trust Series
                                             2004-3, Floating Rate Note, 12/25/34             246,203
                                                                                         ------------
                                                                                         $    294,887
                                                                                         ------------
                                             Total Materials                             $    652,394
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 1.2%
                                             Diversified Banks -- 0.0%+
         2,040          0.25        NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                             Securities 2007-2 Trust, Floating Rate
                                             Note, 4/25/37                               $      2,037
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 1.2%
       250,000                       A+/NR   AmeriCredit Automobile Receivables
                                             Trust 2012-4, 3.82%, 2/10/20                $    255,699
       360,583                      BB-/B1   Citicorp Residential Mortgage Trust
                                             Series 2006-1, 5.939%, 7/25/36 (Step)            367,776
       117,654          0.41        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             2/25/30 (144A)                                   106,064

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       200,000                      AAA/NR   Nationstar Mortgage Advance
                                             Receivables Trust 2013-T2, 1.679%,
                                             6/20/46 (144A)                              $    197,853
       375,000          0.60         NR/A2   RAMP Series 2005-RS5 Trust, Floating
                                             Rate Note, 5/25/35                               362,098
       155,930                        A/NR   STORE Master Funding LLC, 5.77%,
                                             8/20/42 (144A)                                   169,655
        22,644          0.76       AA+/Aa1   Structured Asset Investment Loan Trust
                                             2005-4, Floating Rate Note, 5/25/35               22,564
       129,464          0.29      CCC/Baa3   Structured Asset Securities Corp.,
                                             Mortgage Loan Trust 2007-BC2, Floating
                                             Rate Note, 3/25/37                               125,423
       793,360                       A+/NR   SVO 2012-A VOI Mortgage LLC, 2.0%,
                                             9/20/29 (144A)                                   793,560
                                                                                         ------------
                                                                                         $  2,400,692
                                                                                         ------------
                                             Total Banks                                 $  2,402,729
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.3%
                                             Other Diversified Financial
                                             Services -- 0.1%
       206,250                       A-/NR   Textainer Marine Containers, Ltd., 4.21%,
                                             4/15/27 (144A)                              $    207,284
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
       305,000          0.60        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 10/20/17                $    305,566
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.1%
       198,156                      NR/Aa2   California Republic Auto Receivables Trust
                                             2012-1, 1.18%, 8/15/17 (144A)               $    197,971
                                                                                         ------------
                                             Total Diversified Financials                $    710,821
-----------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $3,727,050)                           $  3,765,944
-----------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 5.6%
                                             BANKS -- 3.0%
                                             Diversified Banks -- 0.0%+
        18,846          2.94        NR/Ba3   Banc of America Mortgage 2004-L Trust,
                                             Floating Rate Note, 1/25/35                 $     18,892
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 3.0%
        33,681                    BBB+/Ba1   Alternative Loan Trust 2004-2CB, 5.125%,
                                             3/25/34                                           34,231
       216,057                    CCC/Caa3   Alternative Loan Trust 2005-1CB, 5.5%,
                                             3/25/35                                          190,595
       252,386          0.46         AA/NR   ASG Resecuritization Trust 2010-3,
                                             Floating Rate Note, 12/28/45 (144A)              244,033
       176,615                     A+/Baa2   Banc of America Alternative Loan Trust
                                             2003-2, 5.75%, 4/25/33                           194,405

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 25

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
       352,661                     NR/Baa2   Banc of America Alternative Loan Trust
                                             2003-7, 5.5%, 9/25/33                       $    367,555
       277,050                      NR/Ba2   Banc of America Alternative Loan Trust
                                             2004-2, 6.0%, 3/25/34                            292,999
           832          0.26        AAA/NR   Banc of America Funding 2010-R4 Trust,
                                             Floating Rate Note, 9/26/46 (144A)                   831
       245,000                       NR/NR   Bayview Opportunity Master Fund Trust IIB
                                             LP, 3.9496%, 1/28/34 (Step)                      245,000
       124,801          2.35      AA+/Baa2   Bear Stearns ARM Trust 2003-5, Floating
                                             Rate Note, 8/25/33                               124,200
       100,000          4.65        AA-/A3   City Center Trust 2011-CCHP, Floating
                                             Rate Note, 7/15/28 (144A)                        100,829
       168,000                     AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                             2.436%, 10/15/45                                 164,400
        97,007                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             3.0%, 10/15/38                                   102,497
       166,122          0.56         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 2/25/41                      165,742
       105,021                     BB/Caa3   Global Mortgage Securitization, Ltd.,
                                             5.25%, 4/25/32 (144A)                            103,155
       159,933          5.71          B/NR   GSR Mortgage Loan Trust 2004-3F,
                                             Floating Rate Note, 2/25/34                      142,344
       247,300          0.78        A-/Ba1   Impac CMB Trust Series 2004-4, Floating
                                             Rate Note, 9/25/34                               232,092
       250,000                      AAA/NR   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2010-C2, 3.6159%,
                                             11/15/43 (144A)                                  266,315
       291,109          2.02       A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                             Floating Rate Note, 10/25/33                     290,729
       166,158                       B-/NR   MASTR Alternative Loan Trust 2004-6,
                                             6.0%, 7/25/34                                    174,570
        43,932          0.94        BB+/B2   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-D, Floating Rate Note,
                                             9/25/29                                           37,675
       358,194          0.44       A+/Baa2   Morgan Stanley Mortgage Loan Trust
                                             2005-6AR, Floating Rate Note, 11/25/35           354,668
       816,681                   BBB-/Baa3   RALI Series 2003-QR24 Trust, 4.0%,
                                             7/25/33                                          830,067
       109,214          0.74         A+/A2   RAMP Series 2004-SL1 Trust, Floating
                                             Rate Note, 10/25/31                               80,434
       128,568                      BBB/NR   Residential Asset Securitization Trust
                                             2004-A8, 5.25%, 11/25/34                         134,009
       230,258                      CCC/NR   Residential Asset Securitization Trust
                                             2005-A9, 5.5%, 7/25/35                           229,307
       102,931          2.25        NR/Aaa   Sequoia Mortgage Trust 2013-8, Floating
                                             Rate Note, 6/25/43                                97,368
       158,553          3.00        NR/Aaa   Sequoia Mortgage Trust 2013-8, Floating
                                             Rate Note, 6/25/43                               146,594

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
       250,000          1.46        AAA/NR   Starwood Property Mortgage Trust
                                             2013-FV1, Floating Rate Note, 8/11/28
                                             (144A)                                      $    249,977
       350,000                       BB/B1   TimberStar Trust 1, 7.5296%,
                                             10/15/36 (144A)                                  357,616
       307,746          2.48        BBB/NR   WaMu Mortgage Pass-Through Certificates
                                             Series 2005-AR3 Trust, Floating Rate Note,
                                             3/25/35                                          309,504
        41,381                     BB+/Ba2   Wells Fargo Mortgage Backed Securities
                                             2005-9 Trust, 5.5%, 10/25/35                      41,476
                                                                                         ------------
                                                                                         $  6,305,217
                                                                                         ------------
                                             Total Banks                                 $  6,324,109
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.3%
                                             Other Diversified Financial
                                             Services -- 1.3%
       142,082          6.87       BBB+/NR   Banc of America Mortgage 2005-H Trust,
                                             Floating Rate Note, 9/25/35                 $    142,372
        60,777                       A+/NR   Banc of America Mortgage Trust 2004-11,
                                             5.75%, 1/25/35                                    63,923
       200,000          4.89         A+/A2   Commercial Mortgage Trust 2005-GG3,
                                             Floating Rate Note, 8/10/42                      205,089
       333,000          1.46        AA-/NR   Del Coronado Trust 2013-DEL, Floating
                                             Rate Note, 3/15/26 (144A)                        332,290
       183,554                      BB-/NR   GSR Mortgage Loan Trust 2005-1F, 6.0%,
                                             2/25/35                                          189,821
       300,000          5.39         NR/A2   LSTAR Commercial Mortgage Trust, Floating
                                             Rate Note, 6/25/43 (144A)                        316,113
        38,724          2.48       BBB+/NR   Merrill Lynch Mortgage Investors Trust
                                             Series MLMI 2005-A2, Floating Rate Note,
                                             2/25/35                                           39,124
       127,640                       NR/NR   ORES NPL 2013-LV2 LLC, 3.081%,
                                             9/25/25 (144A)                                   127,657
       549,580                       NR/B1   RALI Series 2004-QS13 Trust, 5.0%,
                                             9/25/19                                          563,411
       108,012                      NR/Ba2   RALI Series 2004-QS3 Trust, 5.0%,
                                             3/25/19                                          111,464
        80,154          0.76       BB+/Ba3   RALI Series 2004-QS5 Trust, Floating Rate
                                             Note, 4/25/34                                     78,669
       145,407          2.86        BB/Ba2   Structured Adjustable Rate Mortgage Loan
                                             Trust Class 1A1, Floating Rate Note,
                                             3/25/34                                          146,944
       121,062          2.37       BBB-/B3   Structured Adjustable Rate Mortgage Loan
                                             Trust, Floating Rate Note, 1/25/35               119,258
       145,145          2.58        A+/Ba2   Structured Adjustable Rate Mortgage Loan
                                             Trust, Floating Rate Note, 9/25/34               145,932
       149,671                       NR/NR   VOLT XX LLC, 3.625%, 2/1/39 (Step)
                                             (144A)                                           149,023
                                                                                         ------------
                                                                                         $  2,731,090
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 27

-----------------------------------------------------------------------------------------------------
Principal        Floating     S&P/Moody's
Amount ($)       Rate (b)     Ratings                                                    Value
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.0%+
        33,154          5.20       AAA/Aaa   Bear Stearns Commercial Mortgage
                                             Securities Trust 2004-TOP14, Floating
                                             Rate Note, 1/12/41                          $     33,116
                                                                                         ------------
                                             Total Diversified Financials                $  2,764,206
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.3%
                                             Mortgage REIT -- 0.3%
       200,000                      BBB/B1   Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.877%, 4/15/37           $    202,257
       109,000          3.82         NR/NR   FREMF Mortgage Trust Class B, Floating
                                             Rate Note, 6/25/47 (144A)                        110,142
       250,000          2.31         NR/NR   Resource Capital Corp., CRE Notes 2013,
                                             Ltd., Floating Rate Note, 6/15/16 (144A)         250,000
                                                                                         ------------
                                                                                         $    562,399
                                                                                         ------------
                                             Total Real Estate                           $    562,399
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.1%
                                             Wireless Telecommunication
                                             Services -- 0.1%
       240,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                             8/15/20 (144A)                              $    261,294
                                                                                         ------------
                                             Total Telecommunication Services            $    261,294
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.9%
       781,545                       NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, 3.5%, 11/15/25                      $    794,076
        25,855                       NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, 5.0%, 6/15/34                             26,333
        88,141          0.81       AAA/Aaa   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/24               87,971
       163,144          0.56         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/41              163,171
        99,829          0.48         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/36              99,792
       162,106          3.68         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/39              154,906
       147,250          0.46         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/36              146,873
       364,807          0.61         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 7/25/41              366,074
        69,662          0.71         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/37               70,053
        61,690          0.66         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             11/20/30                                          62,386
                                                                                         ------------
                                                                                         $  1,971,635
                                                                                         ------------
                                             Total Government                            $  1,971,635
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $11,710,326)                          $ 11,883,643
-----------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 18.4%
                                             ENERGY -- 2.7%
                                             Oil & Gas Drilling -- 0.3%
       225,000                   BBB+/Baa1   Pride International, Inc., 6.875%,
                                             8/15/20                                     $    272,084
       100,000                   BBB-/Baa3   Rowan Companies, Inc., 4.75%, 1/15/24            101,276
       250,000                   BBB-/Baa3   Transocean, Inc., 6.375%, 12/15/21               278,704
                                                                                         ------------
                                                                                         $    652,064
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.2%
       355,000                   BBB-/Baa2   Weatherford International, Ltd., Bermuda,
                                             9.625%, 3/1/19                              $    460,866
-----------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.2%
       175,000                    BBB/Baa2   Ecopetrol SA, 4.25%, 9/18/18                $    182,438
       250,000                     AA-/Aa2   Statoil ASA, 2.9%, 11/8/20                       252,344
                                                                                         ------------
                                                                                         $    434,782
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 0.3%
       200,000                       NR/A1   Dolphin Energy, Ltd., 5.5%,
                                             12/15/21 (144A)                             $    219,760
       400,000                   BBB-/Baa3   Novatek OAO via Novatek Finance, Ltd.,
                                             4.422%, 12/13/22 (144A)                          365,100
                                                                                         ------------
                                                                                         $    584,860
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.6%
       300,000                    BBB/Baa2   GS Caltex Corp., 3.25%, 10/1/18 (144A)      $    303,272
       360,000                     BBB+/A2   Motiva Enterprises LLC, 5.75%, 1/15/20
                                             (144A)                                           413,205
       370,000                    BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19             486,393
                                                                                         ------------
                                                                                         $  1,202,870
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 1.0%
       125,000                   BBB-/Baa3   Buckeye Partners LP, 6.05%, 1/15/18         $    140,384
       385,000                   BBB-/Baa2   DCP Midstream LLC, 9.75%, 3/15/19
                                             (144A)                                           489,726
       250,000          5.85       BB/Baa3   DCP Midstream LLC, Floating Rate Note,
                                             5/21/43 (144A)                                   231,250
       425,000                        A/A3   Questar Pipeline Co., 5.83%, 2/1/18              488,223
       200,000                   BBB-/Baa2   Spectra Energy Capital LLC, 6.75%,
                                             7/15/18                                          231,015
       242,000                   BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                             6/15/31                                          263,266
       200,000          6.35      BBB/Baa1   TransCanada PipeLines, Ltd., Floating Rate
                                             Note, 5/15/67                                    206,393
                                                                                         ------------
                                                                                         $  2,050,257
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 29

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.1%
       250,000                      AA-/A1   Corp Nacional del Cobre de Chile,
                                             5.625%, 10/18/43 (144A)                     $    250,369
                                                                                         ------------
                                             Total Energy                                $  5,636,068
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.9%
                                             Diversified Chemicals -- 0.1%
       250,000                     A-/Baa1   FMC Corp., 4.1%, 2/1/24                     $    254,316
-----------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.1%
       200,000                   BBB-/Baa2   Cytec Industries, Inc., 3.5%, 4/1/23        $    190,677
-----------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.1%
       125,000                    BBB/Baa2   Holcim US Finance Sarl & Cie SCS, 6.0%,
                                             12/30/19 (144A)                             $    144,291
-----------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.3%
       350,000                     BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                             4.875%, 10/7/20 (144A)                      $    296,206
       425,000                     A-/Baa2   Vale Canada, Ltd., 7.2%, 9/15/32                 446,252
                                                                                         ------------
                                                                                         $    742,458
-----------------------------------------------------------------------------------------------------
                                             Gold -- 0.1%
       150,000                    BBB/Baa2   Barrick Gold Corp., 5.8%, 11/15/34          $    138,119
-----------------------------------------------------------------------------------------------------
                                             Steel -- 0.2%
       200,000                    BBB/Baa2   Glencore Funding LLC, 4.125%, 5/30/23
                                             (144A)                                      $    187,138
       200,000                      BBB/NR   Samarco Mineracao SA, 5.75%,
                                             10/24/23 (144A)                                  193,000
                                                                                         ------------
                                                                                         $    380,138
                                                                                         ------------
                                             Total Materials                             $  1,849,999
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.8%
                                             Aerospace & Defense -- 0.1%
       200,000                       A-/A3   Rockwell Collins, Inc., 3.7%, 12/15/23      $    203,637
-----------------------------------------------------------------------------------------------------
                                             Building Products -- 0.1%
       175,000          5.75     BBB+/Baa2   Stanley Black & Decker, Inc., Floating
                                             Rate Note, 12/15/53                         $    185,938
-----------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.3%
       250,000                        A/A3   Cummins, Inc., 5.65%, 3/1/98                $    254,262
       130,000                        A/A3   Cummins, Inc., 6.75%, 2/15/27                    156,936
       250,000                   BBB-/Baa3   Wabtec Corp., Delaware, 4.375%,
                                             8/15/23                                          254,963
                                                                                         ------------
                                                                                         $    666,161
-----------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.1%
       150,000                    BBB/Baa2   Valmont Industries, Inc., 6.625%,
                                             4/20/20                                     $    174,248
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.2%
       375,000                      BB+/NR   Aviation Capital Group Corp., 6.75%,
                                             4/6/21 (144A)                               $    411,354
                                                                                         ------------
                                             Total Capital Goods                         $  1,641,338
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Airlines -- 0.0%+
         4,443                   BBB+/Baa2   Continental Airlines 1998-1 Class A
                                             Pass Through Trust, 6.648%, 9/15/17         $      4,665
        77,427                     A+/Baa1   Delta Air Lines 2010-2 Class A Pass
                                             Through Trust, 4.95%, 11/23/19                    84,008
                                                                                         ------------
                                                                                         $     88,673
-----------------------------------------------------------------------------------------------------
                                             Railroads -- 0.1%
       150,000                     BBB+/A3   Burlington Northern Santa Fe LLC,
                                             5.15%, 9/1/43                               $    158,078
                                                                                         ------------
                                             Total Transportation                        $    246,751
-----------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.0%+
                                             Automobile Manufacturers -- 0.0%+
        55,000                   BBB+/Baa1   Hyundai Motor Manufacturing Czech s.r.o.,
                                             4.5%, 4/15/15 (144A)                        $     57,172
                                                                                         ------------
                                             Total Automobiles & Components              $     57,172
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise Lines -- 0.0%+
       120,000                    BBB/Baa2   Marriott International, Inc., Delaware,
                                             3.375%, 10/15/20                            $    120,887
-----------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
       140,000                     A-/Baa1   Starbucks Corp., 0.875%, 12/5/16            $    139,669
                                                                                         ------------
                                             Total Consumer Services                     $    260,556
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.6%
                                             Broadcasting -- 0.3%
       512,000                   BBB+/Baa1   21st Century Fox America, Inc., 7.3%,
                                             4/30/28                                     $    636,485
-----------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.1%
       125,000                   BBB+/Baa1   British Sky Broadcasting Group Plc,
                                             6.1%, 2/15/18 (144A)                        $    143,345
       100,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19           118,252
        50,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75%, 2/14/19           60,117
                                                                                         ------------
                                                                                         $    321,714
-----------------------------------------------------------------------------------------------------
                                             Publishing -- 0.2%
        95,000                   BBB+/Baa2   Thomson Reuters Corp., 0.875%,
                                             5/23/16                                     $     94,538
       250,000                   BBB+/Baa2   Thomson Reuters Corp., 1.3%, 2/23/17             249,552
                                                                                         ------------
                                                                                         $    344,090
                                                                                         ------------
                                             Total Media                                 $  1,302,289
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 31

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.2%
                                             Drug Retail -- 0.2%
       176,347                   BBB+/Baa1   CVS Pass-Through Trust, 5.298%,
                                             1/11/27 (144A)                              $    187,030
       115,756                   BBB+/Baa1   CVS Pass-Through Trust, 5.773%,
                                             1/10/33 (144A)                                   126,930
                                                                                         ------------
                                                                                         $    313,960
                                                                                         ------------
                                             Total Food & Staples Retailing              $    313,960
-----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.4%
                                             Brewers -- 0.1%
        55,000                        A/A3   Anheuser-Busch InBev Worldwide, Inc.,
                                             7.75%, 1/15/19                              $     69,030
-----------------------------------------------------------------------------------------------------
                                             Agricultural Products -- 0.2%
       410,000                    BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)         $    448,352
-----------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.1%
       250,000                    BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22       $    250,247
                                                                                         ------------
                                             Total Food, Beverage & Tobacco              $    767,629
-----------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.2%
                                             Household Products -- 0.1%
       200,000                       A+/A1   Reckitt Benckiser Treasury Services
                                             Plc, 2.125%, 9/21/18 (144A)                 $    200,775
-----------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.1%
       200,000                   BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23          $    194,070
                                                                                         ------------
                                             Total Household & Personal Products         $    394,845
-----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 0.1%
                                             Health Care Equipment -- 0.1%
       150,000                   BBB-/Baa3   Boston Scientific Corp., 2.65%, 10/1/18     $    152,589
-----------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.0%+
       100,000                     A-/Baa2   WellPoint, Inc., 3.3%, 1/15/23              $     95,754
                                                                                         ------------
                                             Total Health Care Equipment & Services      $    248,343
-----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 0.1%
                                             Pharmaceuticals -- 0.1%
       175,000                   BBB-/Baa3   Mylan, Inc., Pennsylvania, 2.55%,
                                             3/28/19                                     $    175,364
                                                                                         ------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                             $    175,364
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 1.8%
                                             Diversified Banks -- 1.0%
       200,000                     AA-/Aa2   Cooperatieve Centrale
                                             Raiffeisen-Boerenleenbank BA
                                             Netherlands, 3.875%, 2/8/22                 $    203,716
       300,000                      A+/Aa3   Export-Import Bank of Korea,
                                             2.875%, 9/17/18                                  306,628
       200,000                      A+/Aa3   HSBC Holdings Plc, 4.875%, 1/14/22               219,126
       250,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 3.125%,
                                             1/15/16                                          255,001
       200,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                             2/24/21 (144A)                                   223,680
       250,000                    BBB/Baa2   Macquarie Bank, Ltd., 6.625%,
                                             4/7/21 (144A)                                    281,920
       250,000                      A/Baa1   Nordea Bank AB, 4.25%, 9/21/22 (144A)            251,978
       150,000                     AA-/Aa3   Royal Bank of Canada, 1.45%, 9/9/16              151,918
       200,000                        A/A3   Wells Fargo & Co., 4.125%, 8/15/23               199,518
                                                                                         ------------
                                                                                         $  2,093,485
-----------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.8%
       138,000                       A-/A2   BB&T Corp., 1.6%, 8/15/17                   $    138,507
       250,000                        A/A2   HSBC Bank USA NA New York NY,
                                             6.0%, 8/9/17                                     284,014
       600,000                   BBB-/Baa2   Santander Bank NA, 8.75%, 5/30/18                725,569
       600,000          6.75      BBB/Baa3   The PNC Financial Services Group,
                                             Inc., Floating Rate Note (Perpetual)             631,500
                                                                                         ------------
                                                                                         $  1,779,590
                                                                                         ------------
                                             Total Banks                                 $  3,873,075
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 3.0%
                                             Other Diversified Financial
                                             Services -- 1.5%
       290,000                   BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20         $    333,487
       400,000                       A-/NR   Carlyle Holdings II Finance LLC,
                                             5.625%, 3/30/43 (144A)                           409,892
       250,000                      AA+/A1   General Electric Capital Corp.,
                                             5.625%, 9/15/17                                  285,352
       420,000                      AA+/A1   General Electric Capital Corp.,
                                             6.75%, 3/15/32                                   528,694
       100,000                   BBB+/Baa1   Hyundai Capital Services, Inc.,
                                             6.0%, 5/5/15 (144A)                              106,117
     1,300,000          5.15       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                             Note, 12/31/49 (Perpetual)                     1,181,375
       300,000                        A/NR   KKR Group Finance Co., II LLC, 5.5%,
                                             2/1/43 (144A)                                    305,917
                                                                                         ------------
                                                                                         $  3,150,834
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
       200,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%, 7/16/20 (144A)        $    208,500
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 33

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.4%
       360,000                    BBB/Baa1   Capital One Bank USA NA,
                                             8.8%, 7/15/19                               $    460,057
       150,000                    BBB/Baa1   Capital One Financial Corp.,
                                             2.15%, 3/23/15                                   152,366
        70,000                     BBB+/A3   Nissan Motor Acceptance Corp.,
                                             4.5%, 1/30/15 (144A)                              72,609
       265,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note,
                                             7/25/14                                          264,918
                                                                                         ------------
                                                                                         $    949,950
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.2%
       100,000                      AA-/A1   Franklin Resources, Inc., 3.125%,
                                             5/20/15                                     $    103,389
       250,000          4.50      BBB/Baa2   The Bank of New York Mellon Corp.,
                                             Floating Rate Note (Perpetual)                   225,625
                                                                                         ------------
                                                                                         $    329,014
-----------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.8%
       385,000                    BBB/Baa3   Jefferies Group LLC, 6.875%, 4/15/21        $    445,867
       235,000                      BBB/A3   Macquarie Group, Ltd., 7.625%,
                                             8/13/19 (144A)                                   285,137
       250,000                   BBB+/Baa3   Morgan Stanley, Inc., 4.1%, 5/22/23              243,462
       250,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                             5.625%, 4/1/24                                   273,012
       425,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                             6.125%, 7/11/21 (144A)                           428,227
                                                                                         ------------
                                                                                         $  1,675,705
                                                                                         ------------
                                             Total Diversified Financials                $  6,314,003
-----------------------------------------------------------------------------------------------------
                                             INSURANCE -- 3.2%
                                             Insurance Brokers -- 0.1%
       250,000                   BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                             5/15/20 (144A)                              $    291,842
-----------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.7%
        64,000          6.05      BBB/Baa3   Lincoln National Corp., Floating Rate
                                             Note, 4/20/67                               $     63,040
       365,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/69                    540,200
       220,000                   BBB+/Baa1   Principal Financial Group, Inc.,
                                             3.3%, 9/15/22                                    214,416
       335,000                     A-/Baa2   Protective Life Corp., 7.375%, 10/15/19          409,473
       200,000          5.62     BBB+/Baa2   Prudential Financial, Inc., Floating
                                             Rate Note, 6/15/43                               200,040
       150,000          5.88     BBB+/Baa2   Prudential Financial, Inc., Floating
                                             Rate Note, 9/15/42                               153,750
                                                                                         ------------
                                                                                         $  1,580,919
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.5%
       250,000                      BBB/A3   AXA SA, 8.6%, 12/15/30                      $    313,264
       500,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                             6/15/14 (144A)                                   511,169
       200,000                     AA+/Aaa   New York Life Global Funding,
                                             1.125%, 3/1/17 (144A)                            200,269
                                                                                         ------------
                                                                                         $  1,024,702
-----------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.5%
       200,000                   BBB-/Baa2   OneBeacon US Holdings, Inc.,
                                             4.6%, 11/9/22                               $    199,762
       200,000                     A-/Baa2   QBE Insurance Group, Ltd., 2.4%,
                                             5/1/18 (144A)                                    193,808
       400,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             7.5%, 3/1/20                                     482,295
       100,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             7.625%, 10/15/25                                 120,884
                                                                                         ------------
                                                                                         $    996,749
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- 1.4%
       200,000          6.38         NR/NR   Aquarius + Investments Plc for Swiss
                                             Reinsurance Co., Ltd., Floating Rate
                                             Note, 9/1/24                                $    208,950
       250,000          5.31        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                             3/7/16 (Cat Bond) (144A)                         252,550
       260,000                      BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                             10/15/22                                         262,093
       250,000          9.06         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                        261,225
       450,000                      BBB/NR   Platinum Underwriters Finance, Inc.,
                                             7.5%, 6/1/17                                     512,781
       250,000           N/A         NR/NR   Residential Reinsurance 2013, Ltd.,
                                             Floating Rate Note, 12/6/17 (Cat
                                             Bond) (144A)                                     251,500
       250,000          4.06         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                         248,200
       280,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                             6.375%, 3/20/17 (144A)                           316,193
       250,000          7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                             Floating Rate Note (Perpetual) (144A)            259,562
       240,000                   BBB+/Baa2   Validus Holdings, Ltd., 8.875%,
                                             1/26/40                                          328,067
                                                                                         ------------
                                                                                         $  2,901,121
                                                                                         ------------
                                             Total Insurance                             $  6,795,333
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.2%
                                             Diversified REIT -- 0.1%
        60,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20     $     65,983

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 35

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Diversified REIT -- (continued)
       250,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                             3/22/22 (144A)                              $    274,466
                                                                                         ------------
                                                                                         $    340,449
-----------------------------------------------------------------------------------------------------
                                             Industrial REIT -- 0.1%
       200,000                   BBB-/Baa2   DCT Industrial Operating Partnership
                                             LP, 4.5%, 10/15/23 (144A)                   $    199,461
-----------------------------------------------------------------------------------------------------
                                             Office REIT -- 0.4%
       110,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                             4.6%, 4/1/22                                $    113,039
        65,000                   BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                  64,381
       260,000                   BBB-/Baa3   Corporate Office Properties LP, 3.6%,
                                             5/15/23                                          240,982
       250,000                    BBB/Baa2   Highwoods Realty LP, 3.625%, 1/15/23             234,987
        85,000                    BBB/Baa2   Mack-Cali Realty LP, 4.5%, 4/18/22                84,963
        50,000                    BBB/Baa2   Mack-Cali Realty LP, 7.75%, 8/15/19               60,409
                                                                                         ------------
                                                                                         $    798,761
-----------------------------------------------------------------------------------------------------
                                             Specialized REIT -- 0.6%
        50,000                   BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                 $     52,431
       200,000                    BBB/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 4.5%, 1/15/24                       203,158
       210,000                   BBB-/Baa3   Healthcare Realty Trust, Inc.,
                                             6.5%, 1/17/17                                    235,907
       250,000                   BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                             8/15/22                                          258,924
       382,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                             6.75%, 4/15/20                                   433,194
                                                                                         ------------
                                                                                         $  1,183,614
                                                                                         ------------
                                             Total Real Estate                           $  2,522,285
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.0%+
                                             Data Processing & Outsourced
                                             Services -- 0.0%+
        44,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)     $     46,640
                                                                                         ------------
                                             Total Software & Services                   $     46,640
-----------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.3%
                                             Semiconductor Equipment -- 0.1%
       185,000                    BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18              $    218,873
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.2%
       250,000                     A-/Baa1   Altera Corp., 2.5%, 11/15/18                $    252,395
       250,000                       NR/NR   Micron Semiconductor Asia Pte,
                                             Ltd., 1.258%, 1/15/19                            249,291
                                                                                         ------------
                                                                                         $    501,686
                                                                                         ------------
                                             Total Semiconductors & Semiconductor
                                             Equipment                                   $    720,559
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 1.0%
                                             Integrated Telecommunication
                                             Services -- 0.7%
       225,000                       NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                             6/15/16 (144A)                              $    236,728
       350,000                    BBB/Baa2   Telefonica Emisiones SAU, 5.462%,
                                             2/16/21                                          379,173
       300,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                             7/3/17                                           342,290
       350,000                   BBB+/Baa1   Verizon Communications, Inc.,
                                             6.55%, 9/15/43                                   420,119
        97,000                   BBB+/Baa1   Verizon Communications, Inc.,
                                             8.75%, 11/1/18                                   125,000
                                                                                         ------------
                                                                                         $  1,503,310
-----------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 0.3%
       250,000                       NR/A2   Crown Castle Towers LLC, 5.495%,
                                             1/15/17 (144A)                              $    273,239
       140,000                       NR/A2   Crown Castle Towers LLC, 6.113%,
                                             1/15/20 (144A)                                   160,684
       100,000                       NR/NR   WCP Issuer LLC, 6.657%,
                                             8/15/20 (144A)                                   103,773
                                                                                         ------------
                                                                                         $    537,696
                                                                                         ------------
                                             Total Telecommunication Services            $  2,041,006
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.7%
                                             Electric Utilities -- 1.1%
       225,000                       A-/A2   Commonwealth Edison Co., 6.15%,
                                             9/15/17                                     $    260,947
       250,000          5.25       BBB+/A3   Electricite de France SA, Floating
                                             Rate Note (Perpetual) (144A)                     241,562
       100,000                      A+/Aa3   Electricite de France, 6.0%,
                                             1/22/14 (144A)                                   100,430
       270,000                    BBB/Baa2   Enel Finance International NV,
                                             5.125%, 10/7/19 (144A)                           293,350
       200,000          8.75       BB+/Ba1   Enel S.p.A., Floating Rate Note,
                                             9/24/73 (144A)                                   217,000
        93,883                     BB/Baa3   FPL Energy American Wind LLC,
                                             6.639%, 6/20/23 (144A)                            92,386

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 37

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Electric Utilities -- (continued)
        25,269                      B-/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                             6/27/17 (144A)                              $     24,890
       200,000                    BB+/Baa3   Israel Electric Corp, Ltd., 6.7%,
                                             2/10/17 (144A)                                   218,250
       200,000                    BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                             1/15/19 (144A)                                   224,230
       125,000                        A/A2   Nevada Power Co., 6.5%, 8/1/18                   149,411
        82,195                       NR/NR   Orcal Geothermal, Inc., 6.21%,
                                             12/30/20 (144A)                                   80,552
       275,000                    BBB/Baa2   Public Service Co. of New Mexico,
                                             7.95%, 5/15/18                                   328,923
                                                                                         ------------
                                                                                         $  2,231,931
-----------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.1%
       250,000                      A+/Aa2   Southern California Gas Co.,
                                             5.125%, 11/15/40                            $    280,706
-----------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.3%
       615,000                     BBB+/A3   New York State Electric & Gas Corp.,
                                             6.15%, 12/15/17 (144A)                      $    683,203
-----------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 0.2%
        85,088                     BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                             6/30/35 (144A)                              $     91,737
       223,000                     BB+/Ba1   NSG Holdings LLC, 7.75%,
                                             12/15/25 (144A)                                  235,822
                                                                                         ------------
                                                                                         $    327,559
                                                                                         ------------
                                             Total Utilities                             $  3,523,399
-----------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $35,824,051)                          $ 38,730,614
-----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- 6.6%
     3,021,388                     AAA/Aaa   Fannie Mae, 4.0%, 1/1/41-8/1/43             $  3,166,272
     2,572,561                     AAA/Aaa   Fannie Mae, 4.5%, 11/1/20-12/1/43              2,769,174
       144,337                     AAA/Aaa   Fannie Mae, 5.0%, 12/1/17-6/1/37                 156,062
     1,103,240                     AAA/Aaa   Fannie Mae, 5.5%, 8/1/14-5/1/38                1,212,468
       179,075                     AAA/Aaa   Fannie Mae, 6.0%, 1/1/29-12/1/37                 198,950
       177,741                     AAA/Aaa   Fannie Mae, 6.5%, 1/1/15-10/1/32                 199,977
        88,152                     AAA/Aaa   Fannie Mae, 7.0%, 10/1/19-1/1/36                  96,522
        13,697                     AAA/Aaa   Fannie Mae, 8.0%, 4/1/20-5/1/31                   15,882
       313,918                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             3.5%, 11/1/28                                    331,856
       742,037                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             4.0%, 11/1/40-1/1/41                             775,753

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
     1,214,903                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             4.5%, 8/1/34-7/1/40                         $  1,301,573
       192,590                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 11/1/34-8/1/37                             209,461
        70,190                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.5%, 10/1/16-11/1/34                             76,690
       218,161                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             6.0%, 4/1/33-10/1/38                             240,519
        23,239                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             6.5%, 10/1/33                                     26,338
        75,906                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             7.0%, 10/1/46                                     81,886
       116,128          2.14       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 11/1/35                      122,688
       260,526                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.0%, 2/15/18-9/15/33             282,851
       315,726                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 10/15/33-9/15/38            352,674
       247,065                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 10/15/28-5/15/33            280,217
         4,007                     AAA/Aaa   Government National Mortgage
                                             Association I, 7.0%, 4/15/28-8/15/28               4,556
         3,503                     AAA/Aaa   Government National Mortgage
                                             Association I, 8.0%, 2/15/30                       3,572
       196,864                     AAA/Aaa   Government National Mortgage
                                             Association II, 5.5%, 2/20/34-4/20/35            218,778
       101,014                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.5%, 11/20/28                   117,309
         3,890                     AAA/Aaa   Government National Mortgage
                                             Association II, 7.5%, 9/20/29                      4,685
       250,000                      NR/Aaa   U.S. Treasury Bonds, 3.125%, 2/15/43             227,226
       370,000                     AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28             461,690
       350,000                     AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31             446,359
       100,000                     AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20            103,570
       165,000                     AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19             177,723
       115,000                     AA+/Aaa   U.S. Treasury Notes, 3.375%, 11/15/19            125,314
                                                                                         ------------
                                                                                         $ 13,788,595
-----------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $13,323,279)                          $ 13,788,595
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 39

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT
                                             BONDS -- 0.1%
       200,000                       NR/NR   Commonwealth of the Bahamas,
                                             5.75%, 1/16/24 (144A)                       $    198,000
EURO    75,000                     NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                             4.75%, 8/1/23 (144A) (144A)                      110,297
                                                                                         ------------
                                                                                         $    308,297
-----------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $297,534)                             $    308,297
-----------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 2.5%
                                             Education Services -- 0.5%
       250,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                             5.6%, 7/1/11                                $    305,203
       300,000                     AAA/Aaa   The Board of Trustees of The Leland
                                             Stanford Junior University, 4.75%, 5/1/19        339,552
       250,000                       A+/A1   The George Washington University,
                                             1.827%, 9/15/17                                  243,122
       137,000                       A+/A1   The George Washington University,
                                             3.485%, 9/15/22                                  134,190
                                                                                         ------------
                                                                                         $  1,022,067
-----------------------------------------------------------------------------------------------------
                                             Municipal Airport -- 0.3%
       250,000                    BBB/Baa1   Indianapolis Airport Authority,
                                             5.1%, 1/15/17                               $    275,998
       400,000                        A/A2   Massachusetts Port Authority, 5.0%,
                                             7/1/16                                           432,604
                                                                                         ------------
                                                                                         $    708,602
-----------------------------------------------------------------------------------------------------
                                             Municipal General -- 0.1%
       100,000                   BBB-/Baa2   Central Texas Regional Mobility
                                             Authority, 1/1/25 (c)                       $     56,433
       200,000                       AA/A2   JobsOhio Beverage System,
                                             3.985%, 1/1/29                                   189,478
                                                                                         ------------
                                                                                         $    245,911
-----------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 0.9%
       100,000                     AAA/Aaa   Health & Educational Facilities Authority
                                             of the State of Missouri, 5.0%, 11/15/39    $    108,058
       100,000                       NR/A2   Massachusetts Development Finance
                                             Agency, 5.0%, 3/1/39                             104,509
       150,000                     AA+/Aa1   Massachusetts Development Finance
                                             Agency, 5.0%, 7/1/43                             161,424
       600,000                     AAA/Aaa   Massachusetts Health & Educational
                                             Facilities Authority, 5.5%, 11/15/36             672,570
       550,000                     AAA/Aaa   New York State Dormitory Authority,
                                             5.0%, 10/1/41                                    593,186

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             Municipal Higher
                                             Education -- (continued)
       200,000                      AA/Aa1   University of California, 4.062%,
                                             5/15/33                                     $    189,020
       100,000                      AA/Aa1   Virginia College Building Authority,
                                             4.0%, 9/1/26                                     106,269
                                                                                         ------------
                                                                                         $  1,935,036
-----------------------------------------------------------------------------------------------------
                                             Municipal Medical -- 0.1%
       100,000                     AAA/Aaa   Health & Educational Facilities Authority
                                             of the State of Missouri, 3.685%,
                                             2/15/47                                     $     89,436
       150,000                      AA/Aa2   Massachusetts Development Finance
                                             Agency, 5.0%, 7/1/39                             157,344
                                                                                         ------------
                                                                                         $    246,780
-----------------------------------------------------------------------------------------------------
                                             Municipal Utility District -- 0.1%
       150,000                     AAA/Aaa   Washington Suburban Sanitary
                                             Commission, 4.0%, 6/1/30                    $    155,196
-----------------------------------------------------------------------------------------------------
                                             Municipal Power -- 0.2%
       250,000                     AA-/Aa1   Energy Northwest, 5.0%, 7/1/35              $    267,340
       100,000                     AAA/Aaa   Massachusetts Development Finance
                                             Agency, 4.844%, 9/1/43                           104,872
                                                                                         ------------
                                                                                         $    372,212
-----------------------------------------------------------------------------------------------------
                                             Municipal Transportation -- 0.1%
       180,000                     AA-/Aa3   Maine Turnpike Authority, 5.0%, 7/1/42      $    190,901
-----------------------------------------------------------------------------------------------------
                                             Municipal Water -- 0.1%
       150,000                     AA+/Aa2   County of King Washington Sewer
                                             Revenue, 4.25%, 1/1/36                      $    151,170
-----------------------------------------------------------------------------------------------------
                                             Municipal Obligation -- 0.1%
       250,000                     AAA/Aaa   City of Irving Texas, 4.0%, 9/15/27         $    264,780
-----------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $5,164,494)                           $  5,292,655
-----------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN
                                             INTERESTS -- 0.6%**
                                             TRANSPORTATION -- 0.1%
                                             Trucking -- 0.1%
       115,579          4.00        BB/Ba2   Swift Transportation Co., LLC, Tranche
                                             B-2 Term Loan (2013), 12/21/17              $    116,638
                                                                                         ------------
                                             Total Transportation                        $    116,638
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.0%+
                                             Broadcasting -- 0.0%+
        74,812          3.00        NR/Ba1   Sinclair Television Group, Inc., New
                                             Tranche B Term Loan, 4/19/20                $     74,944
                                                                                         ------------
                                             Total Media                                 $     74,944
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 41

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.2%
                                             Automotive Retail -- 0.2%
       487,500          3.50       BB+/Ba1   Chrysler Group LLC, Term Loan B,
                                             5/24/17                                     $    490,808
                                                                                         ------------
                                             Total Retailing                             $    490,808
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Other Diversified Financial
                                             Services -- 0.1%
       168,751          3.25       NR/Baa2   Kasima LLC, Term Loan, 5/17/21              $    169,102
                                                                                         ------------
                                             Total Diversified Financials                $    169,102
-----------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.2%
                                             Communications Equipment -- 0.2%
       174,123          2.74         NR/NR   Commscope, Inc., Tranche 3 Term
                                             Loan, 1/21/17                               $    174,993
       261,184          3.25         NR/NR   Commscope Inc., Tranche 4 Term
                                             Loan, 1/14/18                                    263,306
                                                                                         ------------
                                                                                         $    438,299
                                                                                         ------------
                                             Total Technology Hardware & Equipment       $    438,299
-----------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $1,280,697)                           $  1,289,791
-----------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 99.2%
                                             (Cost $175,616,299) (a)                     $208,994,474
-----------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 0.8%          $  1,606,325
-----------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                  $210,600,799
=====================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2014, the value of these securities amounted to $18,774,181 or 9.0% of total net assets.

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

REIT        Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2014, the value of these securities amounted to $18,774,181 or 8.9% of total net assets.

(a) At January 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $175,948,174 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                               $ 34,835,088

              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                 (1,788,788)
                                                                                         ------------
              Net unrealized appreciation                                                $ 33,046,300
                                                                                         ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2014 aggregated $54,720,034 and $44,802,196, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 43

The following is a summary of the inputs used as of January 31, 2014, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------
                                     Level 1       Level 2           Level 3   Total
-------------------------------------------------------------------------------------------
Preferred stocks                     $  1,120,855  $        97,250   $ --      $  1,218,105
Convertible preferred stock               810,250               --     --           810,250
Common stocks                         131,906,580               --     --       131,906,580
Asset backed securities                        --        3,765,944     --         3,765,944
Collateralized mortgage obligations            --       11,883,643     --        11,883,643
Corporate bonds                                --       38,730,614     --        38,730,614
U.S. government and
   agency obligations                          --       13,788,595     --        13,788,595
Foreign government bond                        --          308,297     --           308,297
Municipal bonds                                --        5,292,655     --         5,292,655
Senior Floating Rate Loan Interests            --        1,289,791     --         1,289,791
-------------------------------------------------------------------------------------------
Total                                $133,837,685  $    75,156,789   $ --      $208,994,474
===========================================================================================
Other Financial Instruments
Net unrealized appreciation
   on futures contracts              $     21,985  $          --     $ --      $     21,985
-------------------------------------------------------------------------------------------
Total Other Financial Instruments    $     21,985  $          --     $ --      $     21,985
===========================================================================================

During the six months ended January 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Statement of Assets and Liabilities | 1/31/14 (unaudited)

ASSETS:
  Investment in securities (cost $175,616,299)                           $208,994,474
  Cash                                                                      2,367,284
  Futures collateral                                                           17,500
  Foreign currencies, at value (cost $3)                                            3
  Receivables --
     Investment securities sold                                             1,976,599
     Fund shares sold                                                         636,799
     Dividends                                                                 99,733
     Interest                                                                 697,554
  Net unrealized appreciation on futures contracts                             21,985
  Prepaid expenses                                                             40,623
--------------------------------------------------------------------------------------
        Total assets                                                     $214,852,554
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  3,893,819
     Fund shares repurchased                                                  221,257
  Due to affiliates                                                            55,368
  Accrued expenses                                                             81,311
--------------------------------------------------------------------------------------
        Total liabilities                                                $  4,251,755
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $172,232,542
  Distributions in excess of net investment income                           (209,615)
  Accumulated net realized gain on investments and foreign currency
     transactions                                                           5,177,718
  Net unrealized appreciation on investments                               33,378,175
  Net unrealized appreciation on futures contracts                             21,985
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                (6)
--------------------------------------------------------------------------------------
        Total net assets                                                 $210,600,799
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $139,960,473/15,194,860 shares)                      $       9.21
  Class B (based on $3,535,712/387,573 shares)                           $       9.12
  Class C (based on $31,430,662/3,430,351 shares)                        $       9.16
  Class Y (based on $35,673,952/3,846,824 shares)                        $       9.27
MAXIMUM OFFERING PRICE:
  Class A ($9.21 (divided by) 95.5%)                                     $       9.64
======================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 45

Statement of Operations (unaudited)

For the Six Months Ended 1/31/14

INVESTMENT INCOME:
  Dividends                                                 $1,509,461
  Interest (net of foreign taxes withheld of $1,625)         1,627,467
-------------------------------------------------------------------------------------
     Total investment income                                             $ 3,136,928
=====================================================================================
EXPENSES:
  Management fees                                           $  658,922
  Transfer agent fees
     Class A                                                    71,438
     Class B                                                     6,446
     Class C                                                     6,663
     Class Y                                                       616
  Distribution fees
     Class A                                                   173,852
     Class B                                                    19,382
     Class C                                                   143,360
  Shareholder communications expense                            77,437
  Administrative reimbursements                                 39,963
  Custodian fees                                                17,531
  Registration fees                                             38,700
  Professional fees                                             23,257
  Printing expense                                               7,267
  Fees and expenses of nonaffiliated trustees                    3,106
  Miscellaneous                                                 17,746
-------------------------------------------------------------------------------------
     Total expenses                                                      $ 1,305,686
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                               (39,823)
-------------------------------------------------------------------------------------
     Net expenses                                                        $ 1,265,863
-------------------------------------------------------------------------------------
        Net investment income                                            $ 1,871,065
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                            $9,626,770
     Futures contracts                                         (45,508)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies       88,303   $ 9,669,565
-------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $   19,272
     Futures contracts                                          61,891
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies      (45,386)  $    35,777
-------------------------------------------------------------------------------------
  Net gain on investments, futures contracts and foreign
     currency transactions                                               $ 9,705,342
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                   $11,576,407
=====================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           1/31/14         Year Ended
                                                           (unaudited)     7/31/13
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   1,871,065   $    6,501,404
Net realized gain on investments, futures contracts
  and foreign currency transactions                            9,669,565       33,553,286
Change in net unrealized appreciation (depreciation)
  on investments, class actions, futures contracts
  and foreign currency transactions                               35,777       (2,952,557)
------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  11,576,407   $   37,102,133
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.11 and $0.24 per share, respectively)     $  (1,566,929)  $   (2,977,190)
     Class B ($0.07 and $0.15 per share, respectively)           (27,601)         (70,476)
     Class C ($0.08 and $0.17 per share, respectively)          (221,514)        (276,328)
     Class Y ($0.10 and $0.26 per share, respectively)          (315,518)      (3,771,537)
Net realized gain:
     Class A ($1.92 and $0.21 per share, respectively)       (24,555,210)  $   (2,550,543)
     Class B ($1.92 and $0.21 per share, respectively)          (824,758)         (98,712)
     Class C ($1.92 and $0.21 per share, respectively)        (5,171,743)        (284,057)
     Class Y ($1.92 and $0.21 per share, respectively)        (5,681,789)      (2,921,185)
------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $ (38,365,062)  $  (12,950,028)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $  32,138,352   $   43,796,196
Reinvestment of distributions                                 36,952,710       12,618,566
Cost of shares repurchased                                   (24,915,837)    (165,343,215)
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
         Fund share transactions                           $  44,175,225   $ (108,928,453)
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $  17,386,570   $  (84,776,348)
NET ASSETS:
Beginning of period                                          193,214,229      277,990,577
------------------------------------------------------------------------------------------
End of period                                              $ 210,600,799   $  193,214,229
==========================================================================================
Undistributed (distributions in excess of) net
  investment income                                        $    (209,615)  $       50,882
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 47

------------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)      '13 Shares   '13 Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                      1,263,961   $ 12,665,626      1,514,618   $   15,345,056
Reinvestment of distributions    2,719,866     25,129,784        535,936        5,258,763
Less shares repurchased         (1,490,067)   (14,749,226)    (2,117,236)     (21,215,153)
------------------------------------------------------------------------------------------
      Net decrease               2,493,760   $ 23,046,184        (66,682)  $     (611,334)
==========================================================================================
Class B
Shares exchanged                     9,710   $     94,691         20,535   $      203,341
Reinvestment of distributions       71,445        652,954         16,202          157,102
Less shares repurchased            (75,576)      (749,900)      (200,406)      (1,989,874)
------------------------------------------------------------------------------------------
      Net decrease                   5,579   $     (2,255)      (163,669)  $   (1,629,431)
==========================================================================================
Class C
Shares sold                        886,136   $  9,109,279      1,584,293   $   16,473,075
Reinvestment of distributions      573,509      5,261,176         53,617          524,824
Less shares repurchased           (677,520)    (6,872,546)      (353,048)      (3,555,873)
------------------------------------------------------------------------------------------
      Net increase (decrease)      782,125   $  7,497,909      1,284,862   $   13,442,026
==========================================================================================
Class Y
Shares sold                      1,006,213   $ 10,268,756      1,170,735   $   11,774,724
Reinvestment of distributions      636,847      5,908,796        678,913        6,677,877
Less shares repurchased           (256,363)    (2,544,165)   (13,534,487)    (138,582,315)
------------------------------------------------------------------------------------------
      Net increase (decrease)    1,386,697   $ 13,633,387    (11,684,839)  $ (120,129,714)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year       Year       Year       Year       Year
                                                                 1/31/14      Ended      Ended      Ended      Ended      Ended
                                                                 (unaudited)  7/31/13    7/31/12    7/31/11    7/31/10    7/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  10.62     $   9.64   $   9.54   $   8.49   $   7.93   $   8.65
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                         $   0.10     $   0.22   $   0.25   $   0.22   $   0.21   $   0.30
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                              0.52         1.21       0.12       1.05       0.59      (0.76)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.62     $   1.43   $   0.37   $   1.27   $   0.80   $  (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.11)       (0.24)     (0.26)     (0.22)     (0.24)     (0.26)
   Net realized gain                                                (1.92)       (0.21)     (0.01)        --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              $  (2.03)    $  (0.45)  $  (0.27)  $  (0.22)  $  (0.24)  $  (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (1.41)    $   0.98   $   0.10   $   1.05   $   0.56   $  (0.72)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.21     $  10.62   $   9.64   $   9.54   $   8.49   $   7.93
====================================================================================================================================
Total return*                                                        6.01%       15.21%      4.01%     15.07%     10.07%     (4.95)%
Ratio of net expenses to average net assets                          1.16%**      1.16%      1.16%      1.16%      1.16%      1.16%
Ratio of net investment income to average net assets                 1.94%**      2.20%      2.63%      2.34%      2.41%      4.05%
Portfolio turnover rate                                                45%**        41%        26%        29%        37%        86%
Net assets, end of period (in thousands)                         $139,960     $134,933   $123,060   $125,455   $112,568   $112,506
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.21%**      1.28%      1.30%      1.24%      1.31%      1.42%
   Net investment income                                             1.89%**      2.08%      2.49%      2.26%      2.26%      3.80%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended       Year      Year      Year      Year      Year
                                                                       1/31/14     Ended     Ended     Ended     Ended     Ended
                                                                       (unaudited) 7/31/13   7/31/12   7/31/11   7/31/10   7/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                   $ 10.54     $  9.58   $  9.47   $  8.43   $  7.88   $  8.61
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $  0.06     $  0.14   $  0.18   $  0.14   $  0.13   $  0.24
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                   0.51        1.18      0.11      1.03      0.59     (0.76)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.57     $  1.32   $  0.29   $  1.17   $  0.72   $ (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.07)      (0.15)    (0.17)    (0.13)    (0.17)    (0.21)
   Net realized gain                                                     (1.92)      (0.21)    (0.01)       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    $ (1.99)    $ (0.36)  $ (0.18)  $ (0.13)  $ (0.17)  $ (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (1.42)    $  0.96   $  0.11   $  1.04   $  0.55   $ (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.12     $ 10.54   $  9.58   $  9.47   $  8.43   $  7.88
====================================================================================================================================
Total return*                                                             5.51%      14.15%     3.11%    13.92%     9.12%    (5.82)%
Ratio of net expenses to average net assets                               2.06%**     2.06%     2.06%     2.06%     2.06%     2.06%
Ratio of net investment income to average net assets                      1.05%**     1.34%     1.74%     1.47%     1.54%     3.18%
Portfolio turnover rate                                                     45%**       41%       29%       29%       37%       86%
Net assets, end of period (in thousands)                               $ 3,536     $ 4,028   $ 5,228   $ 8,639   $11,790   $15,132
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         2.24%**     2.38%     2.33%     2.18%     2.22%     2.32%
   Net investment income                                                  0.87%**     1.02%     1.47%     1.35%     1.37%     2.92%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended       Year      Year      Year      Year      Year
                                                                       1/31/14     Ended     Ended     Ended     Ended     Ended
                                                                       (unaudited) 7/31/13   7/31/12   7/31/11   7/31/10   7/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $ 10.58     $  9.61   $  9.51   $  8.47   $  7.91   $  8.63
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $  0.06     $  0.13   $  0.17   $  0.14   $  0.13   $  0.23
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                   0.52        1.22      0.12      1.04      0.60     (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.58     $  1.35   $  0.29   $  1.18   $  0.73   $ (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.08)      (0.17)    (0.18)    (0.14)    (0.17)    (0.20)
   Net realized gain                                                     (1.92)      (0.21)    (0.01)       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (2.00)    $ (0.38)  $ (0.19)  $ (0.14)  $ (0.17)  $ (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net increase decrease in net asset value                               $ (1.42)    $  0.97   $  0.10   $  1.04   $  0.56   $ (0.72)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.16     $ 10.58   $  9.61   $  9.51   $  8.47   $  7.91
====================================================================================================================================
Total return*                                                             5.56%      14.35%     3.12%    13.99%     9.23%    (5.79)%
Ratio of net expenses to average net assets                               1.91%**     2.01%     2.02%     1.98%     2.06%     2.06%
Ratio of net investment income to average net assets                      1.19%**     1.25%     1.79%     1.52%     1.50%     3.15%
Portfolio turnover rate                                                     45%**       41%       29%       29%       37%       86%
Net assets, end of period (in thousands)                               $31,431     $28,019   $13,106   $13,492   $12,544   $10,764
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         1.91%**     2.01%     2.02%     1.98%     2.06%     2.21%
   Net investment income                                                  1.19%**     1.25%     1.76%     1.52%     1.50%     3.01%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 51

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year      Year       Year       Year       Year
                                                                 1/31/14     Ended     Ended      Ended      Ended      Ended
                                                                 (unaudited) 7/31/13   7/31/12    7/31/11    7/31/10    7/31/09
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $ 10.66     $  9.66   $   9.54   $   8.49   $   7.93   $   8.65
----------------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
   Net investment income                                         $  0.10     $  0.23   $   0.28   $   0.25   $   0.24   $   0.30
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             0.53        1.24       0.12       1.04       0.60      (0.73)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.63     $  1.47   $   0.40   $   1.29   $   0.84   $  (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.10)    $ (0.26)  $  (0.27)  $  (0.24)  $  (0.28)  $  (0.29)
   Net realized gain                                               (1.92)      (0.21)     (0.01)        --         --         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (2.02)    $ (0.47)  $  (0.28)  $  (0.24)  $  (0.28)  $  (0.29)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (1.39)    $  1.00   $   0.12   $   1.05   $   0.56   $  (0.72)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.27     $ 10.66   $   9.66   $   9.54   $   8.49   $   7.93
==================================================================================================================================
Total return*                                                       6.07%      15.71%      4.40%     15.30%     10.58%     (4.62)%
Ratio of net expenses to average net assets                         0.94%**     0.90%      0.88%      0.84%      0.78%      0.89%
Ratio of net investment income to average net assets                2.14%**     2.56%      2.91%      2.67%      2.79%      4.03%
Portfolio turnover rate                                               45%**       41%        29%        29%        37%        86%
Net assets, end of period (in thousands)                         $35,674     $26,234   $136,597   $139,451   $129,107   $126,636
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.94%**     0.90%      0.88%      0.84%      0.78%      0.89%
   Net investment income                                            2.14%**     2.56%      2.91%      2.67%      2.79%      4.03%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Notes to Financial Statements | 1/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 53

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

54 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At January 31, 2014 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 55

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $ 7,095,531
    Long-term capital gain                                             5,854,497
    ----------------------------------------------------------------------------
         Total                                                       $12,950,028
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2013:

56 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $   863,594
    Undistributed long-term gain                                      31,223,098
    Unrealized appreciation                                           33,070,220
    ----------------------------------------------------------------------------
         Total                                                       $65,156,912
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $12,847 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2014.

F. Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund may invest in REIT

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 57 securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2014 was $17,500. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended January 31, 2014 was $926,813.

    At January 31, 2014, open futures contracts were as follows:

--------------------------------------------------------------------------------
                              Number of                           Unrealized
                              Contracts     Settlement            Appreciation/
Type                          Long/(Short)  Month       Value     (Depreciation)
--------------------------------------------------------------------------------
U.S. Long Bond (CBT)          7             3/14        $935,136  $21,985
--------------------------------------------------------------------------------
                                                        $935,136  $21,985
================================================================================

58 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next
$4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the six months ended January 31, 2014.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2014 for Class A, Class B and Class C shares. Fees waived and expenses reimbursed during the six months ended January 31, 2014 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,022 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2014, such out-of-pocket expenses by class of shares were as follows

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $44,582
Class B                                                                    2,125
Class C                                                                    9,265
Class Y                                                                   21,465
--------------------------------------------------------------------------------
    Total                                                                $77,437
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $36,514 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2014.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 59

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,832 in distribution fees payable to PFD at January 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2014, CDSCs in the amount of $7,325 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At January 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended January 31, 2014 was $57,256. There were no outstanding forward foreign currency contracts open at January 31, 2014.

60 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million as of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2014, the Fund had no borrowings under the credit agreement.

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2014.

----------------------------------------------------------------------------------------------
Assets:
                                              Net
                                 Gross        Amounts            Gross Amounts
                                 Amounts      of Assets          Not Offset in
                                 Offset       Presented        the Statement of
                                 in the       in the         Assets and Liabilities
                    Gross        Statement    Statement    -------------------------
                    Amounts of   of Assets    of Assets                   Cash
                    Recognized   and          and           Financial     Collateral   Net
Description         Assets       Liabilities  Liabilities   Instruments   Received     Amount
----------------------------------------------------------------------------------------------
Futures contracts   $21,985      $       --   $21,985       $       --    $      --    $21,985
----------------------------------------------------------------------------------------------
                    $21,985      $       --   $21,985       $       --    $      --    $21,985
==============================================================================================

----------------------------------------------------------------------------------------------
Liabilities:
                                              Net
                                 Gross        Amounts of         Gross Amounts
                                 Amounts      Liabilities        Not Offset in
                                 Offset       Presented        the Statement of
                                 in the       in the         Assets and Liabilities
                    Gross        Statement    Statement    -------------------------
                    Amounts of   of Assets    of Assets                   Cash
                    Recognized   and          and           Financial     Collateral   Net
Description         Liabilities  Liabilities  Liabilities   Instruments   Received     Amount
----------------------------------------------------------------------------------------------
Futures contracts   $        --  $       --   $        --   $       --    $      --    $    --
----------------------------------------------------------------------------------------------
                    $        --  $       --   $        --   $       --    $      --    $    --
==============================================================================================

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 61

9. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of January 31, 2014 were as follows:

------------------------------------------------------------------------------------
Derivatives Not           Asset Derivatives 2014       Liabilities Derivatives 2014
Accounted for as          ----------------------------------------------------------
Hedging Instruments       Statement of                 Statement of
Under Accounting          Assets and                   Assets and
Standards Codification    Liabilities                  Liabilities
(ASC) 815                 Location           Value     Location            Value
------------------------------------------------------------------------------------
Futures contracts*        Net unrealized               Net unrealized
                          appreciation on              depreciation on
                          futures contracts  $21,985   futures contracts   $     --
------------------------------------------------------------------------------------
Total                                        $21,985                       $     --
------------------------------------------------------------------------------------

* Reflects unrealized appreciation/depreciation of futures contracts (see Note 1H).

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2014 was as follows:

------------------------------------------------------------------------------------------------
                                                                               Change in
Derivatives Not                                                  Realized      Unrealized
Accounted for as                                                 Gain or       Appreciation
Hedging Instruments                                              (Loss) on     or (Depreciation)
Under Accounting         Location of Gain or (Loss)              Derivatives   on Derivatives
Standards Codification   on Derivatives Recognized               Recognized    Recognized
(ASC) 815                in Income                               in Income     in Income
------------------------------------------------------------------------------------------------
Forward foreign          Net realized gain (loss) on
  currency contracts     forward foreign currency contracts
                         and other assets and liabilities
                         denominated in foreign currencies       $(45,508)
Forward foreign          Change in unrealized appreciation
  currency contracts     (depreciation) on forward foreign
                         currency contracts and other assets
                         and liabilities denominated in
                         foreign currencies                                    $(2,070)
Interest Rate Futures    Net realized gain (loss) on
                         futures contracts                       $(45,508)
Interest Rate Futures    Change in net unrealized
                         appreciation (depreciation) on
                         futures contracts                                     $61,891

62 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Classic Balanced Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 63

PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and ten year periods ended June 30, 2013, in the second quintile of its Morningstar category for the three year period ended June 30, 2013, and in the first quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

64 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the third quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. They also considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the third quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 65 profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

66 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

Trustees, Officers and Service Providers

Trustees                            Officers
Thomas J. Perna, Chairman           Daniel K. Kingsbury, President*
David R. Bock                       Mark D. Goodwin, Executive
Benjamin M. Friedman                   Vice President
Margaret B.W. Graham                Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                 Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.
**  Chief Financial and Accounting Officer of the Fund.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14 67

                           This page for your notes.

68 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 18831-08-0314

                        Pioneer Government
                        Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | January 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     AMGEX
                        Class B     ABGIX
                        Class C     GOVCX
                        Class Y     ATGIX


                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         24

Notes to Financial Statements                                                32

Approval of Investment Advisory Agreement                                    40

Trustees, Officers and Service Providers                                     44

                  Pioneer Government Income Fund | Semiannual Report | 1/31/14 1

President's Letter

Dear Shareowner,

When we look into 2014, we foresee U.S. economic growth matching or exceeding 2013 levels. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy, continuing economic improvement in Japan, and a "soft landing" of growth in China appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation, making it possible for the Federal Reserve (the Fed) to continue its accommodative monetary policies.

After observing the strengthening economic trends, the Fed decided in December 2013 to start scaling back its QE (quantitative easing) program, but also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains high.

The U.S. government's partial shutdown in October 2013 rattled the markets to a degree, but does not appear to have had a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to defuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of infighting in Washington and wary of the risks the policy uncertainty caused.

There are certainly risks and uncertainties facing the global economy as we head into 2014. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad and the aforementioned political fights at home. While most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Government Income Fund | Semiannual Report | 1/31/14

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/14 3

Portfolio Management Discussion | 1/31/14

Government securities produced modest returns over the six-month period ended January 31, 2014, despite occasional bouts with volatility. In the following interview, Richard Schlanger and Charles Melchreit discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund during the six-month period ended January 31, 2014. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Melchreit, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six-month period ended January 31, 2014?

A Pioneer Government Income Fund's Class A shares returned 1.17% at net asset value during the six-month period ended January 31, 2014, while the Fund's benchmarks, the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 0.82% and 2.27%, respectively. During the same period, the average return of the 1,102 mutual funds in Morningstar's Intermediate-Term Bond Funds category was 2.00%, and the average return of the 119 mutual funds in Lipper's General U.S. Government Funds category was 1.13%.

Q How would you describe the investment environment during the six-month period ended January 31, 2014?

A The six-month period ended with market interest rates at levels not far from where they were six months earlier, despite intervals in which rates gyrated and the market grew volatile.

    Much of the volatility during the period can be traced to market anticipation as well as speculation pertaining to the timing and extent of any change in monetary policy by the U.S. Federal Reserve (Fed) that would result in less accommodation and a reduction in economic stimulus. Then- Fed Chairman Ben Bernanke first touched off this round of market speculation in May 2013, when he suggested that the U.S. central bank might soon "taper" some of its monthly purchases of agency mortgage-backed and other government securities on the open market (known as quantitative easing, or "QE"). Mr. Bernanke subsequently backed off a bit when he announced that any reduction in QE would be tied to economic data releases and that interest rates, as influenced by the Federal funds rate, would likely remain at very low levels for the foreseeable future. In December, the Fed announced that it would, in fact, begin to taper QE beginning in January 2014 by reducing its monthly bond purchases from $85 billion to $75 billion. Questions about the identity of the new Fed chair

4 Pioneer Government Income Fund | Semiannual Report | 1/31/14 after Mr. Bernanke's term concluded early in 2014 also played into the market's anxiety over Fed policy, but fears were reduced and the market was reassured when President Obama announced that he was nominating Fed Vice Chairman Janet Yellen to the higher post. Ms. Yellen is widely viewed as someone who is not likely to enact a dramatic shift in Fed policy.

    Near the end of the six-month period, the markets were less worried about the gradual removal of the Fed's monetary stimulus because of the growing perception that the U.S. economic recovery was strengthening. While some retail sales and employment reports occasionally were disappointing, the overall consensus was that economic growth was gathering momentum. However, the final weeks of the six-month period were not without some concerns, as investors worried that even a gradual reduction in the Fed's accommodative monetary policies would have a significant negative effect on the emerging economies, which are dependent upon the flow of capital from the United States and other developed markets. Moreover, some disappointing jobs and housing reports late in the period led to rising concerns about the strength and sustainability of the domestic economic recovery.

    Despite the interim periods of volatility, interest rates rose only modestly during the six-month period, with the yield on 10-year Treasuries climbing from about 2.50% at the beginning of the fiscal period (August 1, 2013) to about 2.65% on January 31, 2014, after hitting 3.00% the previous month. Meanwhile, yields of Treasuries with very short maturities as well as 30-year Treasuries finished the period at levels somewhat lower than where they started.

    Within the government securities universe, mortgage-backed securities issued by agencies such as Fannie Mae, Freddie Mac, and Ginnie Mae substantially outperformed Treasuries and government agency debt, as the housing industry continued to recover.

Q How did you manage the Fund in that environment during the six-month period ended January 31, 2014, and how did your investment strategies affect the Fund's performance?

A We substantially underweighted the Fund to Treasuries and agency bonds during the period. These asset classes make up nearly 100% of the Fund's primary benchmark, the Barclays Government Bond Index (the Barclays Index), and the Fund's underweights significantly aided relative performance. In place of Treasuries, we emphasized securitized assets in the portfolio, primarily government agency securities backed by mortgages on single-family homes. At the end of the period, almost 47% of the Fund's portfolio was allocated to out-of-benchmark assets, including single-family home mortgages, commercial mortgage-backed securities, and municipal bonds.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/14 5

    The Fund's relatively high exposure to securitized assets was the primary factor behind its outperformance of the Barclays Index during the six-month period, as non-Treasury government agencies substantially outperformed Treasuries. The portfolio's investments in municipal bonds, which we believed offered good relative value, also proved to be beneficial for the Fund's returns during the six-month period.

    While the securitized holdings in the portfolio tended to fare well overall, the exception was the Fund's exposure to commercial mortgage-backed debt - primarily debt backed by government-guaranteed multi-family mortgages - which underperformed single-family mortgages.

    We managed interest-rate risk during the period by keeping the Fund's duration shorter than that of the Barclays Index. Duration is a measure of a portfolio's price-sensitivity to changes in interest rates, and portfolios with shorter durations tend to be less sensitive to changes in rates than those with longer durations. While the shorter-duration stance also helped the Fund's relative performance, yield-curve positioning provided even more support, as we overweighted the portfolio to securities with maturities of 10 years and 20 years, groups which outperformed during the period. Overall, duration management had less of an effect on the Fund's benchmark-relative outperformance than sector allocation.

Q   What is your investment outlook?

A After market interest rates declined and bond prices rallied near the end of the six-month period, we substantially shortened the Fund's duration, which on January 31, 2014, was shorter than that of the Barclays Index by about two-thirds of a year. In doing this, we also underweighted the Fund to investments with very short maturities, as we believed the low yields on those instruments offered relatively little potential return opportunity. By sector, we have added to the Fund's positions in securitized assets, primarily government agency single-family home mortgages, which we think offer good value.

    While the Fed begins to gradually taper QE, we anticipate that it will also work hard to avoid surprising the market. As a result, we believe market volatility should be contained, which should benefit the Fund's mortgage-backed positions. As the tapering process unfolds, the traditional factors that affect the fixed-income market should become more dominant. We think that should create a good environment for our fundamentals-based investment style.

    We continue to believe that Pioneer Government Income Fund, by providing current income and a measure of stability, potentially represents a sensible part of an appropriate investor's well-diversified portfolio*.

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Government Income Fund | Semiannual Report | 1/31/14

Please refer to the Schedule of Investments on pages 16-23 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/14 7

Portfolio Summary | 1/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                            70.1%
Collateralized Mortgage Obligations                   14.8%
Asset Backed Securities                                6.1%
Foreign Government Bonds                               4.6%
Municipal Bonds                                        3.5%
U.S. Corporate Bonds                                   0.9%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 Years                                              6.4%
2-5 Years                                             35.3%
5-7 Years                                             37.5%
7-10 Years                                            11.0%
10-20 Years                                            4.3%
20+ Years                                              5.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  Private Export Funding Corp., 4.375%, 3/15/19                        5.05%
--------------------------------------------------------------------------------
  2.  Fannie Mae, 4.5%, 12/1/43                                            4.21
--------------------------------------------------------------------------------
  3.  U.S. Treasury Notes, 1.875%, 8/31/17                                 4.19
--------------------------------------------------------------------------------
  4.  Federal National Mortgage Association, 4.92%, 7/25/20                3.37
--------------------------------------------------------------------------------
  5.  Fannie Mae, 4.0%, 4/1/39                                             3.23
--------------------------------------------------------------------------------
  6.  U.S. Treasury Notes, 0.625%, 5/31/17                                 3.10
--------------------------------------------------------------------------------
  7.  Private Export Funding Corp., 4.3%, 12/15/21                         2.97
--------------------------------------------------------------------------------
  8.  U.S. Treasury Notes, 2.625%, 11/15/20                                2.83
--------------------------------------------------------------------------------
  9.  Israel Government AID Bond, 5.5%, 4/26/24                            2.79
--------------------------------------------------------------------------------
 10.  U.S. Treasury Notes, 4.0%, 8/15/18                                   2.62
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Government Income Fund | Semiannual Report | 1/31/14

Prices and Distributions | 1/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         1/31/14                      7/31/13
--------------------------------------------------------------------------------
           A                            $9.47                        $9.67
--------------------------------------------------------------------------------
           B                            $9.48                        $9.68
--------------------------------------------------------------------------------
           C                            $9.47                        $9.68
--------------------------------------------------------------------------------
           Y                            $9.47                        $9.68
--------------------------------------------------------------------------------

Distributions per Share: 8/1/13-1/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment           Short-Term       Long-Term
         Class            Income             Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A             $0.3098                 $   --          $   --
--------------------------------------------------------------------------------
           B             $0.2549                 $   --          $   --
--------------------------------------------------------------------------------
           C             $0.2751                 $   --          $   --
--------------------------------------------------------------------------------
           Y             $0.2751                 $   --          $   --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/14 9

Performance Update | 1/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Government Income Fund during the periods shown at public offering price during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                        Net Asset           Public Offering
Period                  Value (NAV)         Price (POP)
--------------------------------------------------------------------------------
10 Years                 3.70%               3.23%
5 Years                  3.33                2.38
1 Year                  -1.05               -5.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Government       Barclays Government        Barclays U.S. Mortgage-Backed
                      Income Fund              Bond Index                 Securities Index
1/31/2004             $   9,550                $  10,000                  $  10,000
1/31/2005             $   9,754                $  10,327                  $  10,460
1/31/2006             $   9,887                $  10,517                  $  10,711
1/31/2007             $  10,159                $  10,888                  $  11,242
1/31/2008             $  11,056                $  12,129                  $  12,232
1/31/2009             $  11,662                $  12,981                  $  13,037
1/31/2010             $  12,273                $  13,209                  $  13,961
1/31/2011             $  12,767                $  13,739                  $  14,525
1/31/2012             $  13,738                $  15,044                  $  15,485
1/31/2013             $  13,884                $  15,165                  $  15,743
1/31/2014             $  13,738                $  15,078                  $  15,842

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Government Income Fund | Semiannual Report | 1/31/14

Performance Update | 1/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                        If                  If
Period                  Held                Redeemed
--------------------------------------------------------------------------------
10 Years                 2.83%               2.83%
5 Years                  2.37                2.37
1 Year                  -2.17               -5.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Government       Barclays Government        Barclays U.S. Mortgage-Backed
                      Income Fund              Bond Index                 Securities Index
1/31/2004             $  10,000                $  10,000                  $  10,000
1/31/2005             $  10,135                $  10,327                  $  10,460
1/31/2006             $  10,195                $  10,517                  $  10,711
1/31/2007             $  10,388                $  10,888                  $  11,242
1/31/2008             $  11,222                $  12,129                  $  12,232
1/31/2009             $  11,757                $  12,981                  $  13,037
1/31/2010             $  12,279                $  13,209                  $  13,961
1/31/2011             $  12,665                $  13,739                  $  14,525
1/31/2012             $  13,496                $  15,044                  $  15,485
1/31/2013             $  13,513                $  15,165                  $  15,743
1/31/2014             $  13,220                $  15,078                  $  15,842

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower than that shown.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 11

Performance Update | 1/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                        If                  If
Period                  Held                Redeemed
--------------------------------------------------------------------------------
10 Years                 2.93%               2.93%
5 Years                  2.58                2.58
1 Year                  -1.84               -1.84
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Government       Barclays Government        Barclays U.S. Mortgage-Backed
                      Income Fund              Bond Index                 Securities Index
1/31/2004             $  10,000                $  10,000                  $  10,000
1/31/2005             $  10,135                $  10,327                  $  10,460
1/31/2006             $  10,201                $  10,517                  $  10,711
1/31/2007             $  10,384                $  10,888                  $  11,242
1/31/2008             $  11,222                $  12,129                  $  12,232
1/31/2009             $  11,750                $  12,981                  $  13,037
1/31/2010             $  12,276                $  13,209                  $  13,961
1/31/2011             $  12,678                $  13,739                  $  14,525
1/31/2012             $  13,545                $  15,044                  $  15,485
1/31/2013             $  13,599                $  15,165                  $  15,743
1/31/2014             $  13,349                $  15,078                  $  15,842

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Government Income Fund | Semiannual Report | 1/31/14

Performance Update | 1/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                        If                  If
Period                  Held                Redeemed
--------------------------------------------------------------------------------
10 Years                 4.10%               4.10%
5 Years                  3.73                3.73
1 Year                  -0.75               -0.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Government       Barclays Government        Barclays U.S. Mortgage-Backed
                      Income Fund              Bond Index                 Securities Index
1/31/2004             $ 5,000,000              $ 5,000,000                $ 5,000,000
1/31/2005             $ 5,112,749              $ 5,163,558                $ 5,230,243
1/31/2006             $ 5,193,121              $ 5,258,400                $ 5,355,658
1/31/2007             $ 5,366,747              $ 5,443,799                $ 5,620,984
1/31/2008             $ 5,862,659              $ 6,064,274                $ 6,115,963
1/31/2009             $ 6,219,546              $ 6,490,630                $ 6,518,258
1/31/2010             $ 6,574,538              $ 6,604,380                $ 6,980,466
1/31/2011             $ 6,856,867              $ 6,869,509                $ 7,262,555
1/31/2012             $ 7,416,031              $ 7,521,747                $ 7,742,577
1/31/2013             $ 7,526,067              $ 7,582,419                $ 7,871,480
1/31/2014             $ 7,470,005              $ 7,539,151                $ 7,921,099

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from August 1, 2013, through January 31, 2014.

--------------------------------------------------------------------------------
Share Class                   A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 8/1/13
--------------------------------------------------------------------------------
Ending Account Value      $1,011.70      $1,005.90      $1,007.00      $1,012.80
(after expenses)
on 1/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    6.24      $   11.33      $    9.86      $    4.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.23%, 2.24%, 1.95%, and 0.90% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer Government Income Fund | Semiannual Report | 1/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2013, through January 31, 2014.

--------------------------------------------------------------------------------
Share Class                   A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 8/1/13
--------------------------------------------------------------------------------
Ending Account Value      $1,019.00      $1,013.91      $1,015.38      $1,020.67
(after expenses)
on 1/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    6.26      $   11.37      $    9.91      $    4.58
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.23%, 2.24%, 1.95%, and 0.90% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 15

Schedule of Investments | 1/31/14 (unaudited)

-------------------------------------------------------------------------------------------------
Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        ASSET BACKED
                                        SECURITIES - 6.1%
                                        DIVERSIFIED FINANCIALS - 6.1%
                                        Other Diversified Financial
                                        Services - 4.5%
     356,328                    NR/NR   Small Business Administration
                                        Participation Certificates, 4.2%, 9/1/29     $    381,591
     784,670                    NR/NR   Small Business Administration
                                        Participation Certificates, 4.625%, 2/1/25        836,036
     815,832                    NR/NR   Small Business Administration
                                        Participation Certificates, 4.84%, 5/1/25         872,732
     828,535                    NR/NR   Small Business Administration
                                        Participation Certificates, 5.37%, 4/1/28         921,041
     550,081                    NR/NR   Small Business Administration
                                        Participation Certificates, 5.63%, 10/1/28        620,122
     173,010                    NR/NR   Small Business Administration
                                        Participation Certificates, 5.72%, 1/1/29         193,350
   1,019,376                    NR/NR   Small Business Administration
                                        Participation Certificates, 6.02%, 8/1/28       1,160,235
     234,254                    NR/NR   Small Business Administration
                                        Participation Certificates, 6.14%, 1/1/22         256,572
     545,596                    NR/NR   Small Business Administration
                                        Participation Certificates, 6.22%, 12/1/28        621,134
                                                                                     ------------
                                                                                     $  5,862,813
-------------------------------------------------------------------------------------------------
                                        Consumer Finance - 1.6%
   2,000,000       0.99       AAA/Aaa   SLM Student Loan Trust 2004-10,
                                        Floating Rate Note, 4/27/26 (144A)           $  1,990,292
                                                                                     ------------
                                        Total Diversified Financials                 $  7,853,105
-------------------------------------------------------------------------------------------------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $7,372,758)                            $  7,853,105
-------------------------------------------------------------------------------------------------
                                        COLLATERALIZED MORTGAGE
                                        OBLIGATIONS - 14.7%
                                        BANKS - 6.0%
                                        Thrifts & Mortgage Finance - 6.0%
   4,303,989                    NR/NR   Federal National Mortgage Association,
                                        4.92%, 7/25/20                               $  4,308,590
     990,010                    NR/NR   Government National Mortgage
                                        Association REMICS, 3.25%, 4/16/27              1,023,729
     718,630                    NR/NR   Vendee Mortgage Trust 2008-1, 5.25%,
                                        1/15/32                                           807,649
   1,481,853                    NR/NR   Vendee Mortgage Trust 2010-1, 4.25%,
                                        2/15/35                                         1,609,437
                                                                                     ------------
                                                                                     $  7,749,405
                                                                                     ------------
                                        Total Banks                                  $  7,749,405
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Government Income Fund | Semiannual Report | 1/31/14

-------------------------------------------------------------------------------------------------
Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS - 1.2%
                                        Other Diversified Financial
                                        Services - 1.2%
   1,498,343       2.75         NR/NR   La Hipotecaria Panamanian Mortgage
                                        Trust 2010-1, Floating Rate Note,
                                        9/8/39 (144A)                                $  1,561,789
                                                                                     ------------
                                        Total Diversified Financials                 $  1,561,789
-------------------------------------------------------------------------------------------------
                                        GOVERNMENT - 7.5%
      61,175                    NR/NR   Federal Home Loan Mortgage Corp.,
                                        REMICS, 5.0%, 6/15/34                        $     62,306
     206,090       0.56         NR/NR   Federal Home Loan Mortgage Corp.,
                                        REMICS, Floating Rate Note, 12/15/20              207,472
   1,203,767       3.35         NR/NR   Federal National Mortgage Association
                                        2004-T2, Floating Rate Note, 7/25/43            1,250,077
     150,000                    NR/NR   Federal National Mortgage Association
                                        REMICS, 4.5%, 6/25/29                             162,945
     386,838                  AAA/Aaa   Government National Mortgage
                                        Association, 3.025%, 2/16/30                      386,897
     116,559                    NR/NR   Government National Mortgage
                                        Association, 5.25%, 8/16/35                       130,945
     551,493                    NR/NR   Government National Mortgage
                                        Association, 6.0%, 6/16/32                        618,104
   2,000,000       4.81         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        1/16/50                                         2,167,986
   5,818,739       1.45         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        11/16/52 (c)                                      394,964
     238,790       0.61         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        12/16/29                                          240,822
   2,482,800       5.14         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        12/16/36                                        2,600,900
      36,918       5.12         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        12/16/46                                           36,944
   8,755,537       0.68       AAA/Aa1   Government National Mortgage
                                        Association, Floating Rate Note,
                                        2/16/52 (c)                                       326,371
   1,752,546       1.03         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        2/16/53 (c)                                       141,853
   1,458,432       1.05         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        3/16/53 (c)                                       113,533

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 17

-------------------------------------------------------------------------------------------------
Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        Government -- (continued)
     235,908       5.78        NR/Aa1   Government National Mortgage
                                        Association, Floating Rate Note,
                                        6/16/32                                      $    244,065
   6,184,621       1.31         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        6/16/52 (c)                                       372,704
   1,938,659       1.07         NR/NR   Government National Mortgage
                                        Association, Floating Rate Note,
                                        9/16/52 (c)                                       162,058
                                                                                     ------------
                                                                                     $  9,620,946
                                                                                     ------------
                                        Total Government                             $  9,620,946
-------------------------------------------------------------------------------------------------
                                        TOTAL COLLATERALIZED MORTGAGE
                                        OBLIGATIONS
                                        (Cost $20,545,423)                           $ 18,932,140
-------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS - 0.6%
                                        DIVERSIFIED FINANCIALS - 0.2%
                                        Investment Banking & Brokerage - 0.2%
     250,000                   NR/Aaa   North American Development Bank,
                                        2.3%, 10/10/18                               $    248,870
                                                                                     ------------
                                        Total Diversified Financials                 $    248,870
-------------------------------------------------------------------------------------------------
                                        Government - 0.4%
     577,001                    NR/NR   Helios Leasing I LLC, 2.018%, 5/29/24        $    565,429
                                                                                     ------------
                                        Total Government                             $    565,429
-------------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $826,538)                              $    814,299
-------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AND AGENCY
                                        OBLIGATIONS - 69.3%
   1,361,069                  AAA/Aaa   Fannie Mae, 3.763%, 12/1/20                  $  1,445,278
   9,912,013                  AAA/Aaa   Fannie Mae, 4.0%, 4/1/25-10/1/41               10,405,342
   5,022,628                  AAA/Aaa   Fannie Mae, 4.5%, 11/1/20-12/1/43               5,414,001
   2,930,549                  AAA/Aaa   Fannie Mae, 4.639%, 6/1/15-11/1/14              2,992,513
   3,272,867                  AAA/Aaa   Fannie Mae, 5.0%, 8/1/18-10/1/34                3,569,202
     248,528                  AAA/Aaa   Fannie Mae, 5.5%, 2/1/25                          273,450
     137,799                  AAA/Aaa   Fannie Mae, 5.72%, 11/1/28-6/1/29                 154,141
      65,692                  AAA/Aaa   Fannie Mae, 5.75%, 3/1/33                          73,720
     168,842                  AAA/Aaa   Fannie Mae, 5.9%, 11/1/27-4/1/28                  189,231
     612,921                  AAA/Aaa   Fannie Mae, 6.0%, 11/1/34-12/1/37                 683,688
     296,362                  AAA/Aaa   Fannie Mae, 6.5%, 7/1/32-11/1/47                  330,009
     140,675                  AAA/Aaa   Fannie Mae, 7.0%, 10/1/19                         155,722
      16,210                  AAA/Aaa   Fannie Mae, 7.5%, 4/1/15-6/1/15                    16,612
      10,445                  AAA/Aaa   Fannie Mae, 8.0%, 7/1/15                           10,760

The accompanying notes are an integral part of these financial statements.

18 Pioneer Government Income Fund | Semiannual Report | 1/31/14

-------------------------------------------------------------------------------------------------
Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AND AGENCY
                                        OBLIGATIONS -- (continued)
     347,306                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.0%, 9/1/38-10/1/38                         $    377,134
      32,041                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.5%, 1/1/34                                       35,338
     906,419                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.0%, 5/1/16-7/1/38                             1,002,771
      16,894                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.5%, 5/1/31                                       19,108
      76,296                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.0%, 10/1/46                                      82,307
         130                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.0%, 3/1/14                                          130
       5,035                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.0%, 6/1/31                                        5,052
   1,000,000                    NR/NR   Financing Corp., Fico, 4/6/18 (d)                 934,337
   2,000,000                    NR/NR   Financing Corp., Fico, 5/11/18 (d)              1,863,548
   1,000,000                    NR/NR   Government National Mortgage
                                        Association I, 3.5%, 2/20/14                    1,028,594
     786,125                  AAA/Aaa   Government National Mortgage
                                        Association I, 4.5%, 4/15/18-6/15/25              843,652
     580,748                  AAA/Aaa   Government National Mortgage
                                        Association I, 5.0%, 2/15/19-7/15/40              636,925
     798,569                  AAA/Aaa   Government National Mortgage
                                        Association I, 5.5%, 6/15/18-10/15/34             881,753
      25,168                  AAA/Aaa   Government National Mortgage
                                        Association I, 5.72%, 4/15/29                      27,812
   5,828,227                  AAA/Aaa   Government National Mortgage
                                        Association I, 6.0%, 3/15/19-8/15/38            6,586,747
   1,855,961                  AAA/Aaa   Government National Mortgage
                                        Association I, 6.5%, 1/15/15-4/15/33            2,101,262
     109,380                  AAA/Aaa   Government National Mortgage
                                        Association I, 6.75%, 4/15/26                     122,978
   1,201,494                  AAA/Aaa   Government National Mortgage
                                        Association I, 7.0%, 10/15/16-4/15/32           1,352,602
     504,709                  AAA/Aaa   Government National Mortgage
                                        Association I, 7.5%, 3/15/23-3/15/31              569,823
      68,355                  AAA/Aaa   Government National Mortgage
                                        Association I, 8.25%, 5/15/20-8/15/21              77,368
      17,329                  AAA/Aaa   Government National Mortgage
                                        Association I, 9.0%, 12/15/19-6/15/22              18,212
     361,086                  AAA/Aaa   Government National Mortgage
                                        Association II, 5.0%, 12/20/18-1/20/20            389,470

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 19

-------------------------------------------------------------------------------------------------
Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AND AGENCY
                                        OBLIGATIONS -- (continued)
     294,862                  AAA/Aaa   Government National Mortgage
                                        Association II, 5.5%, 10/20/37               $    326,295
     305,146                  AAA/Aaa   Government National Mortgage
                                        Association II, 5.75%, 4/20/33-6/20/33            339,173
     284,747                  AAA/Aaa   Government National Mortgage
                                        Association II, 5.9%, 11/20/27-7/20/28            312,470
     645,146                  AAA/Aaa   Government National Mortgage
                                        Association II, 6.0%, 7/20/17-6/20/34             719,554
     200,986                  AAA/Aaa   Government National Mortgage
                                        Association II, 6.45%, 7/20/32-1/20/33            225,150
     315,665                  AAA/Aaa   Government National Mortgage
                                        Association II, 6.5%, 1/20/24-3/20/34             363,948
     181,384                  AAA/Aaa   Government National Mortgage
                                        Association II, 7.0%, 5/20/26-11/20/31            215,200
      68,048                  AAA/Aaa   Government National Mortgage
                                        Association II, 7.5%, 5/20/30-12/20/30             81,231
      90,365                  AAA/Aaa   Government National Mortgage
                                        Association II, 8.0%, 5/20/25-6/20/30             109,972
      18,593                  AAA/Aaa   Government National Mortgage
                                        Association II, 9.0%, 9/20/21-11/20/24             19,944
     600,000                  AA+/Aaa   Private Export Funding Corp., 2.25%,
                                        12/15/17                                          622,913
   1,300,000                  AA+/Aaa   Private Export Funding Corp., 2.8%,
                                        5/15/22                                         1,292,648
   3,420,000                  AA+/Aaa   Private Export Funding Corp., 4.3%,
                                        12/15/21                                        3,801,559
   5,750,000                  AA+/Aaa   Private Export Funding Corp., 4.375%,
                                        3/15/19                                         6,460,226
   1,655,000                  AA+/Aaa   Private Export Funding Corp., 5.45%,
                                        9/15/17                                         1,902,505
   1,259,282                  AA-/Aaa   Tennessee Valley Authority, 4.929%,
                                        1/15/21                                         1,406,304
     800,000                  AA+/Aaa   Tennessee Valley Authority, 5.5%, 6/15/38         921,322
     750,000                   AA+/NR   Tennessee Valley Authority, 6.25%,
                                        12/15/17                                          891,213
   1,500,000                  AA+/Aaa   U.S. Treasury Bonds, 3.0%, 5/15/42              1,335,704
   2,625,000                  AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39             2,944,512
   1,650,000                  AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38              1,921,219
   4,000,000                  AA+/Aaa   U.S. Treasury Notes, 0.625%, 5/31/17            3,967,188
   2,400,000                  AA+/Aaa   U.S. Treasury Notes, 0.875%, 12/31/16           2,413,126

The accompanying notes are an integral part of these financial statements.

20 Pioneer Government Income Fund | Semiannual Report | 1/31/14

-------------------------------------------------------------------------------------------------
Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AND AGENCY
                                        OBLIGATIONS -- (continued)
   5,200,000                  AA+/Aaa   U.S. Treasury Notes, 1.875%, 8/31/17         $  5,362,500
   3,500,000                  AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20           3,624,960
   3,000,000                  AA+/Aaa   U.S. Treasury Notes, 4.0%, 8/15/18              3,353,201
                                                                                     ------------
                                                                                     $ 89,604,629
-------------------------------------------------------------------------------------------------
                                        TOTAL U.S. GOVERNMENT AND
                                        AGENCY OBLIGATIONS
                                        (Cost $87,372,465)                           $ 89,604,629
-------------------------------------------------------------------------------------------------
                                        FOREIGN GOVERNMENT
                                        BONDS - 4.6%
   3,000,000                  AA+/Aaa   Israel Government AID Bond, 5.5%,
                                        4/26/24                                      $  3,569,904
   2,000,000                  AA+/Aaa   Israel Government AID Bond, 5.5%,
                                        9/18/23                                         2,373,520
-------------------------------------------------------------------------------------------------
                                        TOTAL FOREIGN GOVERNMENT BONDS               $  5,943,424
                                                                                     ------------
                                        (Cost $5,856,680)                            $  5,943,424
-------------------------------------------------------------------------------------------------
                                        MUNICIPAL BONDS - 3.5%
                                        Municipal Higher Education - 2.1%
     100,000                  AAA/Aaa   Connecticut State Health & Educational
                                        Facility Authority, 5.0%, 7/1/40             $    108,819
     400,000                  AAA/Aaa   Houston Higher Education Finance Corp.,
                                        4.5%, 11/15/37                                    405,700
   1,000,000                  AAA/Aaa   Massachusetts Health & Educational
                                        Facilities Authority, 5.5%, 11/15/36            1,120,950
     270,000                   AA/Aa1   New York State Dormitory Authority
                                        Series A, 5.0%, 7/1/40                            291,605
     350,000                  AA+/Aa1   New York State Dormitory Authority
                                        Series C, 5.0%, 7/1/40                            372,491
     200,000                  AAA/Aaa   New York State Dormitory Authority,
                                        5.0%, 10/1/41                                     215,704
     210,000                   AA/Aa2   Pennsylvania State University, 5.0%,
                                        3/1/40                                            224,337
                                                                                     ------------
                                                                                     $  2,739,606
-------------------------------------------------------------------------------------------------
                                        Municipal Utility District - 0.5%
     600,000                  AAA/Aaa   Washington Suburban Sanitary
                                        Commission, 4.0%, 6/1/30                     $    620,784
-------------------------------------------------------------------------------------------------
                                        Municipal Water - 0.1%
     180,000                  AAA/Aaa   City of Charlotte North Carolina Water &
                                        Sewer System Revenue, 5.0%, 7/1/38           $    193,570
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 21

-------------------------------------------------------------------------------------------------
Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                    Value
-------------------------------------------------------------------------------------------------
                                        Municipal Obligation - 0.8%
     700,000                  AAA/Aaa   County of Wake North Carolina, 4.0%,
                                        5/1/30                                       $    734,769
     250,000                  AA+/Aa1   State of Washington, 5.0%, 8/1/39                 266,228
                                                                                     $  1,000,997
-------------------------------------------------------------------------------------------------
                                        TOTAL MUNICIPAL BONDS
                                        (Cost $4,505,012)                            $  4,554,957
-------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT IN
                                        SECURITIES - 98.8%
                                        (Cost $126,478,876) (a)                      $127,702,554
-------------------------------------------------------------------------------------------------
                                        OTHER ASSETS & LIABILITIES - 1.2%            $  1,567,619
-------------------------------------------------------------------------------------------------
                                        TOTAL NET ASSETS - 100.0%                    $129,270,173
=================================================================================================

NR      Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2014, the value of these securities amounted to $3,552,081 or 2.7% of total net assets.

(a) At January 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $126,707,320 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                           $ 4,113,250

          Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                            (3,118,016)
                                                                                 -----------
          Net unrealized appreciation                                            $   995,234
                                                                                 ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2014 aggregated $9,214,019 and $2,210,428, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Government Income Fund | Semiannual Report | 1/31/14

The following is a summary of the inputs used as of January 31, 2014, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------
                                        Level 1       Level 2         Level 3     Total
------------------------------------------------------------------------------------------------
Asset Backed Securities                 $      --     $  7,853,105    $   --      $   7,853,105
Collateralized Mortgage Obligations            --       18,932,140        --         18,932,140
Corporate Bonds                                --          814,299        --            814,299
U.S. Government and Agency
   Obligations                                 --       89,604,629        --         89,604,629
Foreign Government Bonds                       --        5,943,424        --          5,943,424
Municipal Bonds                                --        4,554,957        --          4,554,957
------------------------------------------------------------------------------------------------
Total                                   $      --     $127,702,554    $   --      $ 127,702,554
================================================================================================
Other Financial Instruments:
Net unrealized depreciation on
   futures contracts                    $(115,173)    $         --    $   --      $    (115,173)
------------------------------------------------------------------------------------------------
Total Other Financial Instruments       $(115,173)    $         --    $   --      $    (115,173)
================================================================================================

During the six months ended January 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 23

Statement of Assets and Liabilities | 1/31/14 (unaudited)

ASSETS:
  Investment in securities (cost $126,478,876)                              $127,702,554
  Cash                                                                         7,122,827
  Futures collateral                                                             246,549
  Receivables --
     Fund shares sold                                                             81,125
     Interest                                                                    818,270
     Futures receivable                                                            5,741
  Prepaid expenses                                                                31,165
-----------------------------------------------------------------------------------------
         Total assets                                                       $136,008,231
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $  6,356,927
     Fund shares repurchased                                                     132,855
  Net unrealized depreciation on futures contracts                               115,173
  Due to affiliates                                                               43,681
  Accrued expenses                                                                89,422
-----------------------------------------------------------------------------------------
         Total liabilities                                                  $  6,738,058
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $136,773,573
  Distributions in excess of net investment income                              (576,785)
  Accumulated net realized loss on investments and futures contracts          (8,035,120)
  Net unrealized appreciation on investments                                   1,223,678
  Net unrealized depreciation on futures contracts                              (115,173)
-----------------------------------------------------------------------------------------
         Total net assets                                                   $129,270,173
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $101,174,680/10,688,581 shares)                         $       9.47
  Class B (based on $2,908,860/306,819 shares)                              $       9.48
  Class C (based on $15,259,719/1,611,645 shares)                           $       9.47
  Class Y (based on $9,926,914/1,048,310 shares)                            $       9.47
MAXIMUM OFFERING PRICE:
  Class A ($9.47 (divided by) 95.5%)                                        $       9.92
=========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Government Income Fund | Semiannual Report | 1/31/14

Statement of Operations (unaudited)

For the Six Months Ended 1/31/14

INVESTMENT INCOME:
  Interest                                                      $ 2,965,352
-------------------------------------------------------------------------------------------
         Total investment income                                               $ 2,965,352
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $   336,178
  Transfer agent fees and expenses
     Class A                                                         75,550
     Class B                                                          5,355
     Class C                                                          6,522
     Class Y                                                            390
  Distribution fees
     Class A                                                        129,160
     Class B                                                         16,705
     Class C                                                         85,683
  Shareholder communications expense                                 76,748
  Administrative reimbursement                                       29,957
  Custodian fees                                                     21,015
  Registration fees                                                  31,312
  Professional fees                                                  26,568
  Printing expense                                                    7,279
  Fees and expenses of nonaffiliated Trustees                         2,877
  Miscellaneous                                                      35,099
-------------------------------------------------------------------------------------------
         Total expenses                                                        $   886,398
-------------------------------------------------------------------------------------------
            Net investment income                                              $ 2,078,954
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                $(2,336,758)
     Futures contracts                                              239,712    $(2,097,046)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                $ 1,660,605
     Futures contracts                                             (383,126)   $ 1,277,479
-------------------------------------------------------------------------------------------
  Net loss on investments and futures contracts                                $  (819,567)
===========================================================================================
  Net increase in net assets resulting from operations                         $ 1,259,387
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 25

Statements of Changes in Net Assets (unaudited)

------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  1/31/14         Year Ended
                                                                  (unaudited)     7/31/13
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $   2,078,954   $   6,382,970
Net realized gain (loss) on investments and
  futures contracts                                                  (2,097,046)      2,278,498
Change in net unrealized appreciation (depreciation)
  on investments and futures contracts                                1,277,479     (13,760,858)
------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                          $   1,259,387   $  (5,099,390)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.31 and $0.35 per share, respectively)           $  (3,229,491)  $  (4,564,709)
      Class B ($0.25 and $0.25 per share, respectively)                 (84,087)       (137,639)
      Class C ($0.28 and $0.29 per share, respectively)                (470,714)       (839,466)
      Class Y ($0.28 and $0.40 per share, respectively)                (355,164)       (445,463)
------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $  (4,139,456)  $  (5,987,277)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $  11,992,231   $  31,138,843
Reinvestment of distributions                                         3,640,255       5,127,568
Cost of shares repurchased                                          (29,734,096)   (101,417,465)
------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                  $ (14,101,610)  $ (65,151,054)
------------------------------------------------------------------------------------------------
      Net decrease in net assets                                  $ (16,981,679)  $ (76,237,721)
NET ASSETS:
Beginning of period                                                 146,251,852     222,489,573
------------------------------------------------------------------------------------------------
End of period                                                     $ 129,270,173   $ 146,251,852
================================================================================================
Undistributed (distributions in excess of) net investment income  $    (576,785)  $   1,483,717
================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Government Income Fund | Semiannual Report | 1/31/14

----------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)     '13 Shares   '13 Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                        978,393   $  9,307,681     1,709,714   $  17,327,505
Reinvestment of distributions      308,890      2,926,228       407,327       4,106,258
Less shares repurchased         (1,872,065)   (17,941,099)   (5,558,535)    (56,236,885)
----------------------------------------------------------------------------------------
      Net decrease                (584,782)  $ (5,707,190)   (3,441,494)  $ (34,803,122)
========================================================================================
Class B
Shares sold or exchanged               856   $      8,126        35,375   $     353,497
Reinvestment of distributions        8,101         76,622        12,196         123,246
Less shares repurchased           (106,590)    (1,020,215)     (334,550)     (3,375,669)
----------------------------------------------------------------------------------------
      Net decrease                 (97,633)  $   (935,467)     (286,979)  $  (2,898,926)
========================================================================================
Class C
Shares sold                        116,736   $  1,112,742       410,034   $   4,163,136
Reinvestment of distributions       31,782        300,826        50,429         509,844
Less shares repurchased           (523,707)    (5,010,299)   (3,331,096)    (33,834,670)
----------------------------------------------------------------------------------------
      Net decrease                (375,189)  $ (3,596,731)   (2,870,633)  $ (29,161,690)
========================================================================================
Class Y
Shares sold                        163,159   $  1,563,682       934,865   $   9,294,705
Reinvestment of distributions       35,478        336,579        38,584         388,220
Less shares repurchased           (602,203)    (5,762,483)     (787,802)     (7,970,241)
----------------------------------------------------------------------------------------
      Net increase (decrease)     (403,566)  $ (3,862,222)      185,647   $   1,712,684
========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year        Year       Year       Year       Year
                                                           1/31/14      Ended       Ended      Ended      Ended      Ended
                                                           (unaudited)  7/31/13     7/31/12    7/31/11    7/31/10    7/31/09
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $   9.67     $  10.33    $  10.07   $  10.15   $   9.81   $   9.41
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.17     $   0.38    $   0.27   $   0.32   $   0.31   $   0.36
   Net realized and unrealized gain (loss) on investments     (0.06)       (0.69)       0.33      (0.03)      0.40       0.43
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.11     $  (0.31)   $   0.60   $   0.29   $   0.71   $   0.79
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.31)    $  (0.35)   $  (0.34)  $  (0.37)  $  (0.37)  $  (0.39)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.20)    $  (0.66)   $   0.26   $  (0.08)  $   0.34   $   0.40
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.47     $   9.67    $  10.33   $  10.07   $  10.15   $   9.81
==============================================================================================================================
Total return*                                                  1.17%       (3.04)%      6.03%      2.95%      7.38%      8.58%
Ratio of net expenses to average net assets                    1.23%**      1.22%       1.14%      1.17%      1.13%      1.15%
Ratio of net investment income to average net assets           3.18%**      3.72%       2.57%      3.29%      3.13%      3.73%
Portfolio turnover rate                                          14%**        19%         67%        19%        84%        48%
Net assets, end of period (in thousands)                   $101,175     $109,054    $152,020   $131,758   $144,794   $140,136
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Government Income Fund | Semiannual Report | 1/31/14

-------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year      Year      Year      Year
                                                           1/31/14      Ended      Ended     Ended     Ended     Ended
                                                           (unaudited)  7/31/13    7/31/12   7/31/11   7/31/10   7/31/09
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $  9.68      $ 10.34    $ 10.08   $ 10.15   $  9.83   $  9.41
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.13      $  0.29    $  0.14   $  0.22   $  0.22   $  0.29
   Net realized and unrealized gain (loss) on investments    (0.08)       (0.70)      0.36     (0.01)     0.39      0.45
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.05      $ (0.41)   $  0.50   $  0.21   $  0.61   $  0.74
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.25)     $ (0.25)   $ (0.24)  $ (0.28)  $ (0.29)  $ (0.32)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.20)     $ (0.66)   $  0.26   $ (0.07)  $  0.32   $  0.42
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.48      $  9.68    $ 10.34   $ 10.08   $ 10.15   $  9.83
=========================================================================================================================
Total return*                                                 0.59%       (4.01)%     4.98%     2.10%     6.34%     7.96%
Ratio of net expenses to average net assets                   2.24%**      2.22%      2.17%     2.08%     1.96%     1.89%
Ratio of net investment income to average net assets          2.21%**      2.78%      1.64%     2.45%     2.48%     3.01%
Portfolio turnover rate                                         14%**        19%        67%       19%       84%       48%
Net assets, end of period (in thousands)                   $ 2,909      $ 3,915    $ 7,148   $ 9,952   $17,217   $26,751
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 29

-------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year      Year      Year      Year
                                                           1/31/14      Ended      Ended     Ended     Ended     Ended
                                                           (unaudited)  7/31/13    7/31/12   7/31/11   7/31/10   7/31/09
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  9.68      $ 10.34    $ 10.08   $ 10.15   $  9.82   $  9.42
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.14      $  0.32    $  0.22   $  0.25   $  0.24   $  0.28
   Net realized and unrealized gain (loss) on investments    (0.07)       (0.69)      0.31     (0.02)     0.39      0.45
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.07      $ (0.37)   $  0.53   $  0.23   $  0.63   $  0.73
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.28)     $ (0.29)   $ (0.27)  $ (0.30)  $ (0.30)  $ (0.33)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.21)     $ (0.66)   $  0.26   $ (0.07)  $  0.33   $  0.40
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.47      $  9.68    $ 10.34   $ 10.08   $ 10.15   $  9.82
=========================================================================================================================
Total return*                                                 0.70%       (3.68)%     5.29%     2.32%     6.50%     7.80%
Ratio of net expenses to average net assets                   1.95%**      1.90%      1.83%     1.87%     1.86%     1.90%
Ratio of net investment income to average net assets          2.49%**      3.10%      1.73%     2.61%     2.41%     2.90%
Portfolio turnover rate                                         14%**        19%        67%       19%       84%       48%
Net assets, end of period (in thousands)                   $15,260      $19,225    $50,230   $26,113   $36,314   $38,101
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Government Income Fund | Semiannual Report | 1/31/14

-------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year      Year      Year      Year
                                                           1/31/14      Ended      Ended     Ended     Ended     Ended
                                                           (unaudited)  7/31/13    7/31/12   7/31/11   7/31/10   7/31/09
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  9.68      $ 10.34    $ 10.07   $ 10.16   $  9.83   $  9.42
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.15      $  0.39    $  0.33   $  0.36   $  0.34   $  0.45
   Net realized and unrealized gain (loss) on investments    (0.08)       (0.65)      0.32     (0.03)     0.39      0.40
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.07      $ (0.26)   $  0.65   $  0.33   $  0.74   $  0.85
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.28)     $ (0.40)   $ (0.38)  $ (0.42)  $ (0.41)  $ (0.44)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.21)     $ (0.66)   $  0.27   $ (0.09)  $  0.33   $  0.41
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.47      $  9.68    $ 10.34   $ 10.07   $ 10.16   $  9.83
=========================================================================================================================
Total return*                                                 1.28%       (2.65)%     6.56%     3.32%     7.75%     9.19%
Ratio of net expenses to average net assets                   0.90%**      0.85%      0.74%     0.69%     0.77%     0.67%
Ratio of net investment income to average net assets          3.52%**      3.80%      2.83%     3.85%     3.58%     4.32%
Portfolio turnover rate                                         14%**        19%        67%       19%       84%       48%
Net assets, end of period (in thousands)                   $ 9,927      $14,057    $13,092   $ 6,496   $10,699   $12,358
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 31

Notes to Financial Statements | 1/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

32 Pioneer Government Income Fund | Semiannual Report | 1/31/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At January 31, 2014, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 33 accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $5,987,277
    Long-term capital gain                                                    --
    ----------------------------------------------------------------------------
         Total                                                        $5,987,277
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $ 1,706,642
    Capital loss carryforward                                        (5,660,608)
    Dividends payable                                                    (3,994)
    Net unrealized depreciation                                        (665,371)
    ----------------------------------------------------------------------------
         Total                                                      $(4,623,331)
    ============================================================================

34 Pioneer Government Income Fund | Semiannual Report | 1/31/14

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the mark-to-market on futures contracts.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,555 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2014.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 35 the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2014 was $246,549. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rates and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the six months ended January 31, 2014 was $28,643,860.

    At January 31, 2014, open futures contracts were as follows.

    -------------------------------------------------------------------------------------
                            Number of                                      Unrealized
                            Contracts      Settlement                      Appreciation/
    Type                    Long/(Short)   Month          Value            (Depreciation)
    -------------------------------------------------------------------------------------
    US Long Bond (CBT)      (121)          3/14           $(16,164,844)    $(323,437)
    US 10 Year Note (CBT)   (47)           3/14             (5,910,250)      (19,166)
    US 2 Year Note (CBT)    27             3/14              5,945,484          (422)
    US 5 Year Note (CBT)    (10)           3/14             (1,206,250)        2,031
    US Ultra Bond (CBT)     41             3/14              5,896,313       225,821
    -------------------------------------------------------------------------------------
       Total                                              $(11,439,547)    $(115,173)
    -------------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

36 Pioneer Government Income Fund | Semiannual Report | 1/31/14

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,362 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $52,355
Class B                                                                    3,150
Class C                                                                   12,283
Class Y                                                                    8,960
--------------------------------------------------------------------------------
    Total                                                                $76,748
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,934 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,385 in distribution fees payable to PFD at January 31, 2014.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 37

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2014, CDSCs in the amount of $2,106 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings was payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which was the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2014, the Fund had no borrowings under a credit facility.

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2014.

38 Pioneer Government Income Fund | Semiannual Report | 1/31/14

----------------------------------------------------------------------------------------------------------
Assets:
                                                       Net Amounts         Gross Amounts Not
                                          Gross         of Assets       Offset in the Statement
                                         Amounts        Presented      of Assets and Liabilities
                                      Offset in the      in the       ---------------------------
                    Gross Amounts     Statement of    Statement of                       Cash
                    of Recognized      Assets and      Assets and       Financial     Collateral      Net
Description             Assets        Liabilities     Liabilities      Instruments     Received     Amount
----------------------------------------------------------------------------------------------------------
Futures contracts      $227,852        $(227,852)           $ --             $ --         $ --        $ --
----------------------------------------------------------------------------------------------------------
                       $227,852        $(227,852)           $ --             $ --         $ --        $ --
==========================================================================================================

----------------------------------------------------------------------------------------------------------
Liabilities:
                                                      Net Amounts         Gross Amounts Not
                                         Gross      of Liabilities     Offset in the Statement
                                        Amounts        Presented      of Assets and Liabilities
                                     Offset in the      in the       ---------------------------
                    Gross Amounts    Statement of    Statement of                       Cash
                    of Recognized     Assets and      Assets and        Financial     Collateral     Net
Description          Liabilities      Liabilities     Liabilities      Instruments     Received    Amount
----------------------------------------------------------------------------------------------------------
Futures contracts     $343,025         $(227,852)      $115,173              $ --         $ --    $115,173
----------------------------------------------------------------------------------------------------------
                      $343,025         $(227,852)      $115,173              $ --         $ --    $115,173
==========================================================================================================

8.  Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of January 31, 2014 were as follows:

---------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments        Asset Derivatives 2013         Liabilities Derivatives 2013
Under Accounting           ------------------------------------------------------------
Standards Codification     Balance Sheet                  Balance Sheet
(ASC) 815                  Location              Value    Location             Value
---------------------------------------------------------------------------------------
Interest Rate Futures*     Net unrealized                 Net unrealized
                           appreciation on                depreciation on
                           futures contracts     $  --    futures contracts    $115,173
---------------------------------------------------------------------------------------
Total                                            $  --                         $115,173
=======================================================================================

* Reflects the net unrealized appreciation on futures contracts (see Note 1G).

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2014 was as follows:

--------------------------------------------------------------------------------------------------
                                                                                    Change in
Derivatives Not                                                                     Unrealized
Accounted for as                                                  Realized          Appreciation/
Hedging Instruments                                               Gain/(Loss)       (Depreciation)
Under Accounting          Location of Gain/(Loss)                 on Derivatives    on Derivatives
Standards Codification    on Derivatives Recognized               Recognized        Recognized
(ASC) 815                 in Income                               in Income         in Income
--------------------------------------------------------------------------------------------------
Interest Rate Futures     Net realized gain (loss) on
                          futures contracts                       $239,712

Interest Rate Futures     Change in net unrealized appreciation                     $(383,126)
                          (depreciation) on futures contracts

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 39

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Government Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees

40 Pioneer Government Income Fund | Semiannual Report | 1/31/14 considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 41

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level.

The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the fifth quintile relative to both its Morningstar category and its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its

42 Pioneer Government Income Fund | Semiannual Report | 1/31/14 costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/14 43

Trustees, Officers and Service Providers

Trustees                             Officers
Thomas J. Perna, Chairman            Daniel K. Kingsbury, President*
David R. Bock                        Mark D. Goodwin, Executive
Benjamin M. Friedman                   Vice President
Margaret B.W. Graham                 Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                  Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.
**  Chief Financial and Accounting Officer of the Fund.

44 Pioneer Government Income Fund | Semiannual Report | 1/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 18828-08-0314

                  Pioneer Multi-Asset
                  Income Fund

--------------------------------------------------------------------------------
                  Semiannual Report | January 31, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     PMAIX
                  Class C     PMACX
                  Class Y     PMFYX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         51

Notes to Financial Statements                                                58

Approval of Investment Advisory Agreement                                    72

Trustees, Officers and Service Providers                                     76

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 1

President's Letter

Dear Shareowner,

When we look into 2014, we foresee U.S. economic growth matching or exceeding 2013 levels. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy, continuing economic improvement in Japan, and a "soft landing" of growth in China appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation, making it possible for the Federal Reserve (the Fed) to continue its accommodative monetary policies.

After observing the strengthening economic trends, the Fed decided in December 2013 to start scaling back its QE (quantitative easing) program, but also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains high.

The U.S. government's partial shutdown in October 2013 rattled the markets to a degree, but does not appear to have had a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to defuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of infighting in Washington and wary of the risks the policy uncertainty caused.

There are certainly risks and uncertainties facing the global economy as we head into 2014. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad and the aforementioned political fights at home. While most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 3

Portfolio Management Discussion | 1/31/14

Slowly improving economic growth and evolving central bank policies around the world remained the focus of investors during the six-month period ended January 31, 2014, contributing to volatility across several asset classes. In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies during the period, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Pioneer, and Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q How would you characterize the investment environment during the six-month period ended January 31, 2014?

A The period generally saw positive price increases across all asset classes, with stocks and other riskier investments outperforming lower-risk, fixed-income strategies. However, the outcome belies a rather volatile market backdrop, driven in large measure by the actions of central banks and sovereign governments around the globe as they grappled with the pace of economic growth. The actions of the U.S. Federal Reserve (the Fed) remained front and center during the period, as it kept investors apprised of the prospect of winding down its bond-buying stimulus program ("quantitative easing 3", or QE3) if U.S. economic growth continued to improve.

    In September 2013, the Fed surprised many observers by announcing that it was delaying the so-called "tapering" of QE3 given sluggish economic data releases during the summer and the potential for some market disruptions arising from political discord in Washington. The uncertainty surrounding the timing and scope of the plans to taper QE3 continued until December 2013, when the Fed finally announced a timeline for gradually ending QE3 during 2014. The drawdown of QE3 commenced in January 2014 with a reduction in the Fed's monthly purchases of Treasuries and mortgage-backed securities (from $85 billion to $75 billion). Perhaps most importantly, then-Fed Chairman Ben Bernanke clarified that the Fed did not have any plans to increase the key Federal funds rate in 2014. The Federal funds rate has held steady at near-zero levels for the past few years, which has helped to keep market interest rates low and lent some support to the U.S. economy. There was no large market sell-off following the widely anticipated tapering announcement, suggesting that the bond market had, by and large, already taken the Fed's actions into account.

4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

    With Chairman Bernanke's term ending in January 2014, Fed Vice Chairman Janet Yellen was nominated (and later confirmed) as his replacement. The move was well received by the market, as Ms. Yellen has been an influential proponent of the Fed's historic measures to revive the economy and is not viewed as someone who will quickly reverse the central bank's current course. It is, however, now her job to oversee the gradual unwinding of those accommodative policies.

Q How did the Fund perform in that environment during the six-month period ended January 31, 2014?

A Pioneer Multi-Asset Income Fund's Class A shares returned 7.14% at net asset value during the six-month period ended January 31, 2014, while the Fund's benchmarks, the Barclays Aggregate Bond Index (the Barclays Index) and the Morgan Stanley Capital International (MSCI) All Country World ND Index(1), returned 1.78% and 6.08%, respectively. During the same period, the average return of the 739 mutual funds in Morningstar's Conservative Allocation Funds category was 2.93%, and the average return of the 364 mutual funds in Lipper's Mixed-Target Conservative Allocation Funds category was 2.97%.

Q How did you manage the Fund's portfolio in that environment during the six-month period ended January 31, 2014, and how did your investment strategies affect the Fund's performance?

    In an environment of shifting risk tolerances, where being in the right place at the right time was key to success, the Fund delivered rewarding performance relative to its fixed-income and equity benchmarks as well as its peer funds.

    Our preference for equities and U.S. high-yield bonds during the period was the primary driver of returns. The Fund's underweights of mortgage securities and high-quality U.S. Treasuries--allocation decisions which proved correct--also aided relative performance during the period. Equities and lower-quality bonds tend to be less sensitive to rising interest rates than other asset classes, such as investment-grade bonds and

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 5 emerging markets securities. However, the Fund's allocation to investment-grade corporates, while small, proved to be a minor drag on benchmark-relative returns during the period.

    Our allocation decisions helped to maintain the portfolio's shorter duration relative to the Barclays Index, and that also proved to be a significant contributor to the Fund's benchmark-relative outperformance, and the outperformance of its peers, during the period. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.)

    With the strong performance of high-yield bonds over the last few months, credit spreads in the sector have narrowed somewhat, leaving credit sectors with less of a yield advantage over higher-quality issues and Treasuries. (Credit spreads reflect the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) However, we have been finding some attractive credit opportunities.

    In the equity portion of the Fund's portfolio, we slightly favored U.S. stocks over international stocks. Identifying large-cap multinational companies with solid balance sheets, global brands, and attractive dividends* that we believe can increase over time continues to be the hallmark of our equity strategy. Our price-conscious approach - that is, investing the Fund in what we consider to be undervalued or underappreciated stocks - augmented results during the six-month period, especially given the considerable rally in U.S., European, and Japanese stocks that took place for much of 2013. The Fund's position in Vodafone, a top-performing holding during the period, exemplified our equity strategy. On the negative side, the Funds' position in HSBC, which we eventually sold, detracted from relative returns.

    Finally, we utilized hedging strategies during the period in order to reduce portfolio risks linked to changes in the value of foreign currencies; this proved beneficial for performance. As part of the hedging strategy, we invested in currency forward contracts to hedge the portfolio's currency risk from a weakening Japanese yen. Much like the Fed, the Bank of Japan
    (BOJ) remains committed to its asset-purchase program, which is aimed at injecting the necessary liquidity into the Japanese economy to meet the BOJ's target inflation level.

Q With Fed policy coming into clearer focus, did you make any changes to the Fund's asset allocations by the end of the six-month period ended January 31, 2014?

A Yes. As we mentioned in the Fund's annual report last July, we began a process of trimming some portfolio positions in the more interest-rate-sensitive asset classes in response to the Fed's May 2013 announcement that it was considering a timeline to begin tapering QE3. At that time, we reduced the Fund's

*   Dividends are not guaranteed.

6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 exposure to emerging markets equities, utilities, and real estate investment trusts (REITs), and reallocated those proceeds into high-yield bonds and equities. The adjustments contributed favorably to the Fund's performance for much of the six-month period ended January 31, 2014.

    However, with Fed policy coming into clearer focus in December 2013, and with its plan to decouple the decision to taper QE3 from any potential move to increase short-term interest rates, we thought it would be advantageous to modestly increase the portfolio's exposure to interest-rate-sensitive investments. Many of those investments had experienced both falling demand and prices as investors became more risk-averse given the uncertainty surrounding Fed policy. Accordingly, we invested the Fund in business development companies, REITs, municipal bonds, and sovereign bonds in the Asian emerging markets. In addition to adding valuable diversity** to the Fund's holdings, those securities currently offer attractive yields in an environment of low nominal interest rates.

Q   What is your outlook for 2014?

A We have seen some tempering of investors' appetites for riskier and less-liquid segments of the financial markets in the wake of the Fed's forward guidance about future monetary tightening. However, we remain upbeat in our assessment of the financial markets for this year, and into 2015, and we don't believe that the macroeconomic backdrop will change dramatically in the intervening months.

    We expect somewhat better, but still modest economic growth of approximately 3.0% in the U.S. this year, led by consumption, the housing sector, exports, and lower U.S. government restraint (due in part to decreased fiscal austerity). The Fed is expected to continue unwinding QE3 during 2014, but the measured reductions in monetary stimulus will be linked to conditions in the labor market as well as economic growth. Other developed economies, in general, are picking up momentum, and central banks in those countries are maintaining accommodative pro-growth monetary policies. Those policies have helped to keep credit spreads and yields near historic lows and have been providing support for riskier assets. Developing markets, on the other hand, are facing unique headwinds given the steady rise in interest rates in the developed markets, falling commodity prices, and political instability in some emerging nations.

    With that said, we believe the greatest risks to our outlook are faster-than-expected normalization of monetary policy and interest rates, disappointing economic growth in China or Europe, and lingering uncertainty about future fiscal and monetary policies coming out of Washington, D.C.

** Diversification does not assure a profit nor protect against loss in a declining market.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 7

    Against that backdrop, we will continue to maintain the Fund's investments in dividend-paying equities and high-yield securities. In addition to their relatively low interest-rate sensitivity, we believe that steady improvement in global economic growth and easy global monetary policies are likely to support both of those asset classes for the foreseeable future.

Please refer to the Schedule of Investments on pages 17-50 for a full listing of Fund securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or under-lying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 9

Portfolio Summary | 1/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      37.0%
U.S. Common Stocks                                                        24.2%
International Common Stocks                                               24.1%
International Corporate Bonds                                              5.1%
Senior Secured Loans                                                       1.9%
Collateralized Mortgage Obligations                                        1.8%
Mutual Fund Closed                                                         1.6%
U.S. Preferred Stocks                                                      0.9%
Asset Backed Securities                                                    0.9%
Exchange Traded Funds                                                      0.8%
Foreign Government Bonds                                                   0.7%
International Preferred Stocks                                             0.7%
Convertible Corporate Bonds                                                0.2%
Convertible Preferred Stocks                                               0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                21.9%
Energy                                                                    16.8%
Telecommunication Services                                                11.2%
Health Care                                                               10.5%
Consumer Discretionary                                                     8.1%
Industrials                                                                8.1%
Information Technology                                                     6.0%
Materials                                                                  6.0%
Consumer Staples                                                           6.0%
Utilities                                                                  4.1%
Government                                                                 0.7%
Food Distributors                                                          0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  Microsoft Corp.                                                       2.64%
--------------------------------------------------------------------------------
 2.  Vodafone Group Plc                                                    2.22
--------------------------------------------------------------------------------
 3.  Nippon Telegraph & Telephone Corp.                                    2.10
--------------------------------------------------------------------------------
 4.  CMS Energy Corp.                                                      2.08
--------------------------------------------------------------------------------
 5.  Verizon Communications, Inc.                                          1.91
--------------------------------------------------------------------------------
 6.  Novartis AG                                                           1.88
--------------------------------------------------------------------------------
 7.  TCP Capital Corp.                                                     1.82
--------------------------------------------------------------------------------
 8.  Ares Capital Corp.                                                    1.77
--------------------------------------------------------------------------------
 9.  BP Plc                                                                1.59
--------------------------------------------------------------------------------
10.  Golub Capital BDC, Inc.                                               1.56
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Prices and Distributions | 1/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     1/31/14                       7/31/13
--------------------------------------------------------------------------------
           A                       $11.53                         $11.07
--------------------------------------------------------------------------------
           C                       $11.50                         $11.04
--------------------------------------------------------------------------------
           Y                       $11.50                         $11.06
--------------------------------------------------------------------------------

Distributions per Share: 8/1/13-1/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term          Long-Term
         Class            Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.3233             $   --              $   --
--------------------------------------------------------------------------------
           C             $0.2745             $   --              $   --
--------------------------------------------------------------------------------
           Y             $0.3341             $   --              $   --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The MSCI All Country World ND Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 11

Performance Update | 1/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund during the periods shown at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                    Net Asset     Public Offering
Period              Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011          14.26%        11.80%
1 Year              10.56          5.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                    Gross         Net
--------------------------------------------------------------------------------
                    1.37%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset   Barclays Aggregate   MSCI All Country
                   Income Fund           Bond Index           World ND Index
12/31/2011         $  9,550              $ 10,000             $ 10,000
1/31/2012          $  9,781              $ 10,088             $ 10,581
1/31/2013          $ 11,411              $ 10,349             $ 12,148
1/31/2014          $ 12,616              $ 10,361             $ 13,690

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Performance Update | 1/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                    If            If
Period              Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011          13.27%        13.27%
1 Year               9.64          9.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                    Gross         Net
--------------------------------------------------------------------------------
                    2.13%         1.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset   Barclays Aggregate   MSCI All Country
                   Income Fund           Bond Index           World ND Index
12/31/2011         $ 10,000              $ 10,000             $ 10,000
1/31/2012          $ 10,229              $ 10,088             $ 10,581
1/31/2013          $ 11,826              $ 10,349             $ 12,148
1/31/2014          $ 12,966              $ 10,361             $ 13,690

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 13

Performance Update | 1/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2014)
--------------------------------------------------------------------------------
                    If            If
Period              Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011          14.32%        14.32%
1 Year              10.49         10.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                    Gross         Net
--------------------------------------------------------------------------------
                    1.10%         0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Multi-Asset   Barclays Aggregate   MSCI All Country
                   Income Fund           Bond Index           World ND Index
12/31/2011         $ 5,000,000           $ 5,000,000          $ 5,000,000
1/31/2012          $ 5,119,641           $ 5,043,904          $ 5,290,735
1/31/2013          $ 5,983,188           $ 5,174,314          $ 6,073,959
1/31/2014          $ 6,610,874           $ 5,180,727          $ 6,845,207

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from August 1, 2013, through January 31, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 8/1/13            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 1/31/14                                   $1,071.40    $1,067.10    $1,070.70
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.22    $    9.74    $    4.18
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.00%, 1.87% and 0.80% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2013, through January 31, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 8/1/13            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 1/31/14                                   $1,020.16    $1,015.78    $1,021.17
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.09    $    9.50    $    4.08
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.00%, 1.87% and 0.80% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Schedule of Investments | 1/31/14 (unaudited)

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                CONVERTIBLE CORPORATE
                                                BONDS -- 0.2%
                                                ENERGY -- 0.1%
                                                Oil & Gas Drilling -- 0.0%+
           100,000                     NR/NR    Vantage Drilling Co., 7.875%, 9/1/42         $    112,688
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration &
                                                Production -- 0.1%
           300,000                     NR/NR    Cobalt International Energy, Inc., 2.625%,
                                                12/1/19                                      $    267,000
                                                                                             ------------
                                                Total Energy                                 $    379,688
---------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 0.1%
                                                Biotechnology -- 0.1%
           350,000                     NR/NR    Corsicanto, Ltd., 3.5%, 1/15/32              $    236,688
                                                                                             ------------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                              $    236,688
---------------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE CORPORATE BONDS
                                                (Cost $641,665)                              $    616,376
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                                PREFERRED STOCKS -- 1.0%
                                                TRANSPORTATION -- 0.0%+
                                                Air Freight & Logistics -- 0.0%+
                49                      NR/NR   CEVA Ggroup Plc, 12/31/14* (d)               $     48,550
                                                                                             ------------
                                                Total Transportation                         $     48,550
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 0.2%
                                                Regional Banks -- 0.2%
             1,000         6.25         A-/NR   CoBank ACB, Floating Rate Note
                                                (Perpetual) (144A)                           $     97,250
            15,000         6.62      BBB-/Ba1   Fifth Third Bancorp, Floating Rate
                                                Note (Perpetual)                                  382,500
                                                                                             ------------
                                                                                             $    479,750
                                                                                             ------------
                                                Total Banks                                  $    479,750
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.6%
                                                Other Diversified Financial
                                                Services -- 0.3%
            37,000         7.12        BB+/B1   Citigroup, Inc., Floating Rate Note
                                                (Perpetual)                                  $    963,850
---------------------------------------------------------------------------------------------------------
                                                Investment Banking & Brokerage -- 0.3%
            30,000         7.12       BB+/Ba3   Morgan Stanley, Floating Rate Note
                                                (Perpetual)                                  $    781,800
                                                                                             ------------
                                                Total Diversified Financials                 $  2,225,400
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 17

---------------------------------------------------------------------------------------------------------
                     Floating     S&P/Moody's
Shares               Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 0.1%
                                                Reinsurance -- 0.1%
           180,000         0.00         NR/NR   Altair Re III, Floating Rate Note,
                                                6/30/16 (Cat Bond)                           $    181,062
            67,498         0.00         NR/NR   Altair Re, Floating Rate Note, 4/30/16
                                                (Cat Bond)                                         74,315
           125,000                      NR/NR   Pangaea Re, 10/1/15 (Cat Bond) (d)                135,548
                                                                                             ------------
                                                                                             $    390,925
                                                                                             ------------
                                                Total Insurance                              $    390,925
---------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 0.1%
                                                Electric Utilities -- 0.1%
            10,000                    BB+/Ba1   PPL Capital Funding, Inc., 5.9%,
                                                4/30/73                                      $    227,400
                                                                                             ------------
                                                Total Utilities                              $    227,400
---------------------------------------------------------------------------------------------------------
                                                TOTAL PREFERRED STOCKS
                                                (Cost $2,820,418)                            $  2,892,275
---------------------------------------------------------------------------------------------------------
                                                CONVERTIBLE PREFERRED
                                                STOCK -- 0.1%
                                                ENERGY -- 0.1%
                                                Oil & Gas Exploration &
                                                Production -- 0.1%
               500                      NR/NR   Halcon Resources Corp., 5.75%
                                                (Perpetual)                                  $    351,875
---------------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE PREFERRED STOCK
                                                (Cost $355,000)                              $    351,875
---------------------------------------------------------------------------------------------------------
                                                COMMON STOCKS -- 46.3%
                                                ENERGY -- 4.4%
                                                Integrated Oil & Gas -- 4.0%
           568,882                              BP Plc                                       $  4,456,794
            40,722                              Exxon Mobil Corp.                               3,752,940
            16,486                              Occidental Petroleum Corp.                      1,443,679
            37,787                              Total SA                                        2,157,943
                                                                                             ------------
                                                                                             $ 11,811,356
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Refining & Marketing -- 0.4%
           551,197                              Chevron Lubricants Lanka Plc                 $  1,210,910
                                                                                             ------------
                                                Total Energy                                 $ 13,022,266
---------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 1.7%
                                                Commodity Chemicals -- 0.6%
            23,898                              LyondellBasell Industries NV                 $  1,882,206
---------------------------------------------------------------------------------------------------------
                                                Diversified Chemicals -- 0.2%
            11,338                              The Dow Chemical Co.                         $    515,992
---------------------------------------------------------------------------------------------------------
                                                Paper Packaging -- 0.4%
            31,858                              MeadWestvaco Corp.                           $  1,149,118
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                Diversified Metals & Mining -- 0.5%
            41,836                              BHP Billiton, Ltd.                           $  1,337,046
                                                                                             ------------
                                                Total Materials                              $  4,884,362
---------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 1.0%
                                                Industrial Conglomerates -- 0.6%
            74,503                              General Electric Co.                         $  1,872,260
---------------------------------------------------------------------------------------------------------
                                                Construction & Farm Machinery &
                                                Heavy Trucks -- 0.2%
         2,063,000                              Nam Cheong, Ltd.                             $    517,282
---------------------------------------------------------------------------------------------------------
                                                Industrial Machinery -- 0.2%
           414,000                              Sarine Technologies, Ltd.                    $    663,991
                                                                                             ------------
                                                Total Capital Goods                          $  3,053,533
---------------------------------------------------------------------------------------------------------
                                                COMMERCIAL SERVICES &
                                                SUPPLIES -- 0.2%
                                                Human Resource & Employment
                                                Services -- 0.2%
             4,148                              Towers Watson & Co.                          $    484,984
                                                                                             ------------
                                                Total Commercial Services & Supplies         $    484,984
---------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 1.0%
                                                Air Freight & Logistics -- 0.0%+
                22                              CEVA Group Plc*                              $     22,430
---------------------------------------------------------------------------------------------------------
                                                Airlines -- 1.0%
            89,375                              American Airlines Group, Inc.                $  2,998,531
                                                                                             ------------
                                                Total Transportation                         $  3,020,961
---------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.8%
                                                Tires & Rubber -- 0.2%
            14,000                              Bridgestone Corp.                            $    503,364
---------------------------------------------------------------------------------------------------------
                                                Automobile Manufacturers -- 0.6%
            22,067                              Daimler AG                                   $  1,847,519
                                                                                             ------------
                                                Total Automobiles & Components               $  2,350,883
---------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES &
                                                APPAREL -- 0.3%
                                                Homebuilding -- 0.2%
            42,900                              West Holdings Corp.                          $    547,694
---------------------------------------------------------------------------------------------------------
                                                Leisure Products -- 0.1%
            16,900                              Sega Sammy Holdings, Inc.                    $    400,581
                                                                                             ------------
                                                Total Consumer Durables & Apparel            $    948,275
---------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 0.3%
                                                Casinos & Gaming -- 0.3%
            21,210                              Grand Korea Leisure Co., Ltd.                $    804,884
                                                                                             ------------
                                                Total Consumer Services                      $    804,884
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 19

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                MEDIA -- 0.2%
                                                Broadcasting -- 0.2%
             5,417                              RTL Group SA                                 $    659,737
                                                                                             ------------
                                                Total Media                                  $    659,737
---------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 3.4%
                                                Brewers -- 0.2%
            11,483                              Molson Coors Brewing Co. (Class B)           $    604,465
---------------------------------------------------------------------------------------------------------
                                                Packaged Foods & Meats -- 1.3%
            30,000                              Green Mountain Coffee Roasters, Inc.*        $  2,430,000
            26,662                              Kraft Foods Group, Inc.*                        1,395,756
                                                                                             ------------
                                                                                             $  3,825,756
---------------------------------------------------------------------------------------------------------
                                                Tobacco -- 1.9%
            24,182                              Altria Group, Inc.                           $    851,690
            75,500                              Japan Tobacco, Inc.                             2,329,090
            46,889                              Lorillard, Inc.                                 2,307,877
                                                                                             ------------
                                                                                             $  5,488,657
                                                                                             ------------
                                                Total Food, Beverage & Tobacco               $  9,918,878
---------------------------------------------------------------------------------------------------------
                                                HOUSEHOLD & PERSONAL
                                                PRODUCTS -- 0.3%
                                                Household Products -- 0.3%
             8,702                              The Clorox Co.                               $    768,126
                                                                                             ------------
                                                Total Household & Personal Products          $    768,126
---------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT &
                                                SERVICES -- 0.2%
                                                Health Care Equipment -- 0.2%
             9,829                              Covidien Plc                                 $    670,731
                                                                                             ------------
                                                Total Health Care Equipment & Services       $    670,731
---------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 6.3%
                                                Pharmaceuticals -- 6.3%
            67,720                              AstraZeneca Plc                              $  4,298,193
            47,209                              Johnson & Johnson, Inc.                         4,176,580
            25,572                              Merck & Co., Inc.                               1,354,549
            66,881                              Novartis AG                                     5,287,153
            88,807                              Pfizer, Inc.                                    2,699,733
             1,978                              Roche Holding AG                                  543,353
                                                                                             ------------
                                                                                             $ 18,359,561
                                                                                             ------------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                              $ 18,359,561
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 2.9%
                                                Diversified Banks -- 2.4%
           814,041                              Abu Dhabi Commercial Bank PJSC               $  1,468,898
         1,586,600                              Bank Pembangunan Daerah Jawa
                                                Barat Dan Banten Tbk PT                           119,143
            24,605                              Doha Bank QSC                                     431,874
           321,500                              Mitsubishi UFJ Financial Group, Inc.            1,928,351
            27,100                              Sumitomo Mitsui Financial Group, Inc.           1,252,159
            74,730                              Swedbank AB                                     1,948,574
                                                                                             ------------
                                                                                             $  7,148,999
---------------------------------------------------------------------------------------------------------
                                                Regional Banks -- 0.5%
            18,703                              The PNC Financial Services Group, Inc.       $  1,493,996
                                                                                             ------------
                                                Total Banks                                  $  8,642,995
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 6.2%
                                                Other Diversified Financial
                                                Services -- 1.1%
            10,872                              Intercorp Financial Services, Inc.           $    345,186
            51,463                              JPMorgan Chase & Co.                            2,848,992
                                                                                             ------------
                                                                                             $  3,194,178
---------------------------------------------------------------------------------------------------------
                                                Asset Management & Custody
                                                Banks -- 5.1%
           281,137                              Ares Capital Corp.                           $  4,978,936
           240,188                              Golub Capital BDC, Inc.                         4,395,440
            15,574                              KKR & Co., LP                                     375,489
           294,986                              TCP Capital Corp.                               5,109,158
                                                                                             ------------
                                                                                             $ 14,859,023
                                                                                             ------------
                                                Total Diversified Financials                 $ 18,053,201
---------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 0.5%
                                                Multi-line Insurance -- 0.3%
             5,296                              Allianz SE*                                  $    883,645
---------------------------------------------------------------------------------------------------------
                                                Property & Casualty Insurance -- 0.2%
             7,587                              ACE, Ltd.                                    $    711,736
                                                                                             ------------
                                                Total Insurance                              $  1,595,381
---------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 1.9%
                                                Industrial REIT -- 1.7%
         2,690,000                              Mapletree Industrial Trust                   $  2,755,733
         1,705,000                              Mapletree Logistics Trust                       1,339,755
           962,387                              Sabana Shari'ah Compliant Industrial
                                                Real Estate Investment Trust                      797,410
                                                                                             ------------
                                                                                             $  4,892,898
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 21

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                Retail REIT -- 0.2%
           740,000                              Fortune Real Estate Investment Trust         $    578,452
                                                                                             ------------
                                                Total Real Estate                            $  5,471,350
---------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 2.5%
                                                Systems Software -- 2.5%
           195,359                              Microsoft Corp.                              $  7,394,333
                                                                                             ------------
                                                Total Software & Services                    $  7,394,333
---------------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS & SEMICONDUCTOR
                                                EQUIPMENT -- 1.7%
                                                Semiconductors -- 1.7%
            14,744                              Intel Corp.                                  $    361,818
           214,000                              MediaTek, Inc.                                  2,822,149
               900                              Samsung Electronics Co., Ltd.                   1,054,209
           224,000                              Transcend Information, Inc.                       659,921
                                                                                             ------------
                                                                                             $  4,898,097
                                                                                             ------------
                                                Total Semiconductors & Semiconductor
                                                Equipment                                    $  4,898,097
---------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 7.7%
                                                Integrated Telecommunication
                                                Services -- 5.6%
            29,430                              AT&T, Inc.                                   $    980,608
           109,600                              Nippon Telegraph & Telephone Corp.              5,900,466
           147,025                              Orange SA                                       1,814,835
           607,401                              Telecom Corp of New Zealand, Ltd.               1,153,709
         5,897,000                              Telekomunikasi Indonesia Persero Tbk PT         1,089,051
           111,811                              Verizon Communications, Inc.                    5,369,164
                                                                                             ------------
                                                                                             $ 16,307,833
---------------------------------------------------------------------------------------------------------
                                                Wireless Telecommunication
                                                Services -- 2.1%
         1,679,596                              Vodafone Group Plc                           $  6,239,995
                                                                                             ------------
                                                Total Telecommunication Services             $ 22,547,828
---------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 2.8%
                                                Multi-Utilities -- 2.3%
           210,267                              CMS Energy Corp.                             $  5,843,320
            38,296                              GDF Suez                                          844,343
                                                                                             ------------
                                                                                             $  6,687,663
---------------------------------------------------------------------------------------------------------
                                                Independent Power Producers &
                                                Energy Traders -- 0.5%
           191,778                              AES Tiete SA                                 $  1,380,630
                                                                                             ------------
                                                Total Utilities                              $  8,068,293
---------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (Cost $131,376,252)                          $135,618,659
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                ASSET BACKED SECURITIES -- 0.9%
                                                MATERIALS -- 0.1%
                                                Aluminum -- 0.0%+
            30,096                      B+/B1   Bayview Financial Mortgage Pass-Through
                                                Trust 2007-B, 6.407%, 8/28/47 (Step)         $     30,056
            87,575         7.78       NR/Caa2   GE Mortgage Services LLC, Floating
                                                Rate Note, 3/25/27                                 86,663
                                                                                             ------------
                                                                                             $    116,719
---------------------------------------------------------------------------------------------------------
                                                Precious Metals & Minerals -- 0.0%+
            10,620         6.50      BB+/Baa2   ACE Securities Corp., Manufactured
                                                Housing Trust Series 2003-MH1, Floating
                                                Rate Note, 8/15/30 (144A)                    $     10,632
---------------------------------------------------------------------------------------------------------
                                                Steel -- 0.1%
             3,609         2.93        BB+/B3   ABFC 2003-WMC1 Trust, Floating Rate
                                                Note, 3/25/33                                $      3,380
           108,633                      B+/B3   Accredited Mortgage Loan Trust 2003-3,
                                                5.21%, 1/25/34 (Step)                             105,371
           100,050                    CC/Caa2   RASC Series 2003-KS5 Trust, 4.46%,
                                                7/25/33 (Step)                                     96,030
                                                                                             ------------
                                                                                             $    204,781
                                                                                             ------------
                                                Total Materials                              $    332,132
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 0.7%
                                                Thrifts & Mortgage Finance -- 0.7%
            78,213                     NR/Ba3   Bear Stearns Asset Backed Securities
                                                Trust, 8.41%, 10/25/29 (Step)                $     78,140
           350,000                      NR/NR   CAM Mortgage Trust, 5.5%, 12/15/53
                                                (144A)                                            348,366
           100,000                      BB/NR   CarNow Auto Receivables Trust 2012-1,
                                                6.9%, 11/15/16 (144A)                             102,005
           100,000                      CCC/C   Citicorp Residential Mortgage Trust
                                                Series 2006-2, 5.918%, 9/25/36 (Step)              91,075
            31,140                      B-/B1   Citicorp Residential Mortgage Trust
                                                Series 2006-3, 5.703%, 11/25/36 (Step)             31,060
           205,000                    A+/Baa1   Countrywide Asset-Backed Certificates,
                                                5.2687%, 2/25/36 (Step)                           209,084
            69,125         5.24       BB+/Ba3   Countrywide Asset-Backed Certificates,
                                                Floating Rate Note, 1/25/36                        70,852
             5,338         0.84        AAA/A1   Countrywide Asset-Backed Certificates,
                                                Floating Rate Note, 6/25/33 (144A)                  5,178
           210,000         5.00         NR/NR   GMAT 2013-1 Trust, Floating Rate Note,
                                                8/25/53                                           201,910
           250,000         5.50      BBB/Baa1   MASTR Specialized Loan Trust, Floating
                                                Rate Note, 11/25/34 (144A)                        241,784
           200,000                     NR/Ba2   Nations Equipment Finance Funding I
                                                LLC, 5.5%, 5/20/21 (144A)                         200,000

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 23

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage Finance -- (continued)
           292,757                    A+/Baa2   RAMP Series 2004-RZ1 Trust, 4.82%,
                                                3/25/34 (Step)                               $    290,231
           100,000                      BB/NR   SNAAC Auto Receivables Trust 2013-1,
                                                4.56%, 4/15/20 (144A)                              99,504
                                                                                             ------------
                                                                                             $  1,969,189
                                                                                             ------------
                                                Total Banks                                  $  1,969,189
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.1%
                                                Asset Management & Custody
                                                Banks -- 0.1%
           250,000                      NR/NR   Navitas Equipment Receivables LLC
                                                2013-1, 5.82%, 6/15/19                       $    249,326
                                                                                             ------------
                                                Total Diversified Financials                 $    249,326
---------------------------------------------------------------------------------------------------------
                                                TOTAL ASSET BACKED SECURITIES
                                                (Cost $2,547,179)                            $  2,550,647
---------------------------------------------------------------------------------------------------------
                                                COLLATERALIZED MORTGAGE
                                                OBLIGATIONS -- 1.8%
                                                BANKS -- 1.4%
                                                Thrifts & Mortgage Finance -- 1.4%
           100,000                      NR/NR   A10 Securitization 2013-1 LLC, 4.7%,
                                                11/15/25 (144A)                              $     99,443
           100,000                      NR/NR   A10 Securitization 2013-1 LLC, 6.41%,
                                                11/15/25 (144A)                                    99,456
           200,000         5.34        BBB/NR   Bear Stearns Commercial Mortgage
                                                Securities Trust 2004-TOP16, Floating
                                                Rate Note, 2/13/46 (144A)                         175,687
           100,000         5.21        NR/Ba1   Bear Stearns Commercial Mortgage
                                                Securities Trust 2005-PWR7, Floating
                                                Rate Note, 2/11/41                                101,258
           767,493                      BB/NR   Bear Stearns Commercial Mortgage
                                                Securities Trust 2006-PWR14, 5.273%,
                                                12/11/38                                          759,853
            23,655         5.68         B-/NR   CHL Mortgage Pass-Through Trust
                                                2002-32, Floating Rate Note, 1/25/33               24,070
            50,000         5.78       NR/Baa3   Citigroup Commercial Mortgage Trust
                                                2006-C4, Floating Rate Note, 3/15/49               51,480
           150,000         4.50        BB-/NR   COMM 2013-FL3 Mortgage Trust,
                                                Floating Rate Note, 10/13/28                      150,141
            33,796                      NR/NR   Extended Stay America Trust
                                                2013-ESH MZ, 7.625%, 12/5/19 (144A)                33,931
           250,000         5.17       BBB-/NR   GE Capital Commercial Mortgage Corp.,
                                                Floating Rate Note, 7/10/45 (144A)                248,498
            96,553                   BBB+/Ba3   Global Mortgage Securitization, Ltd.,
                                                5.25%, 11/25/32                                    92,725
           245,529                      B+/B3   Global Mortgage Securitization, Ltd.,
                                                5.25%, 11/25/32 (144A)                            215,994

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage Finance -- (continued)
            97,561                   CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                                5.25%, 11/25/32 (144A)                       $     82,439
            49,622                   CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                                5.25%, 4/25/32 (144A)                              39,618
           100,000         5.82       BB+/Ba2   GS Mortgage Securities Corp., II
                                                Commercial Mortgage Pass Through
                                                Certificates Series 2004-GG2, Floating
                                                Rate Note, 8/10/38                                 99,632
            30,000         5.64       NR/Baa3   GS Mortgage Securities Trust 2012-GC6,
                                                Floating Rate Note, 1/10/45 (144A)                 30,339
            50,000         5.96       BB-/Ba1   JP Morgan Chase Commercial Mortgage
                                                Securities Trust 2007-C1, Floating Rate
                                                Note, 2/15/51                                      53,946
           225,000         5.99         B-/NR   JP Morgan Chase Commercial Mortgage
                                                Securities Trust 2007-LDP12, Floating
                                                Rate Note, 2/15/51                                211,785
           100,000         3.91         BB/NR   JP Morgan Chase Commercial Mortgage
                                                Securities Trust 2013-FL3, Floating Rate
                                                Note, 4/15/28 (144A)                               99,512
           124,439         5.28         BB/NR   LB-UBS Commercial Mortgage Trust
                                                2006-C1, Floating Rate Note, 2/15/41              125,339
           168,445         2.40       BB+/Ba1   MASTR Adjustable Rate Mortgages Trust
                                                2003-6, Floating Rate Note, 12/25/33              166,853
            49,039         5.28         B-/B3   MASTR Adjustable Rate Mortgages Trust,
                                                Floating Rate Note, 1/25/35                        49,927
            72,694                      B-/NR   MASTR Alternative Loan Trust 2004-6,
                                                6.0%, 7/25/34                                      76,375
           110,316                     D/Caa3   Merrill Lynch Mortgage Investors Trust
                                                Series 2006-AF1, 5.75%, 8/25/36                    70,175
            46,995         5.62       A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                                Series MLCC 2007-1, Floating Rate
                                                Note, 1/25/37                                      47,510
            75,236         1.56        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                                9/10/35 (144A)                                     66,250
           100,000         5.30        BBB/NR   Springleaf Mortgage Loan Trust 2012-3,
                                                Floating Rate Note, 12/25/59 (144A)               101,003
           250,000         5.58         BB/NR   Springleaf Mortgage Loan Trust, Floating
                                                Rate Note, 6/25/58 (144A)                         248,715
            25,000                      BB/B1   TimberStar Trust 1, 7.5296%, 10/15/36
                                                (144A)                                             25,544
            84,000         5.66       BB-/Ba3   Wachovia Bank Commercial Mortgage
                                                Trust Series 2006-C24, Floating Rate
                                                Note, 3/15/45                                      83,514
            25,000         5.97         B-/B1   Wachovia Bank Commercial Mortgage
                                                Trust Series 2007-C34, Floating Rate
                                                Note, 5/15/46                                      25,596
            50,000         5.47       NR/Baa3   WF-RBS Commercial Mortgage Trust
                                                2011-C2, Floating Rate Note, 2/15/44
                                                (144A)                                             51,193

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 25

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage Finance -- (continued)
           100,000         5.34         NR/A2   WFRBS Commercial Mortgage Trust
                                                2011-C3, Floating Rate Note,
                                                3/15/44 (144A)                               $    107,050
           100,000         4.36       BBB-/NR   WFRBS Commercial Mortgage Trust
                                                2013-C12, Floating Rate Note,
                                                3/15/48 (144A)                                     88,303
                                                                                             ------------
                                                                                             $  4,003,154
                                                                                             ------------
                                                Total Banks                                  $  4,003,154
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.2%
                                                Other Diversified Financial
                                                Services -- 0.2%
            12,398         6.87       BBB+/NR   Banc of America Mortgage 2005-H Trust,
                                                Floating Rate Note, 9/25/35                  $     12,423
           100,000         5.44         NR/A2   DBUBS 2011-LC2 Mortgage Trust,
                                                Floating Rate Note, 7/10/44 (144A)                108,547
           200,000         5.16         NR/NR   Del Coronado Trust 2013-DEL MZ,
                                                Floating Rate Note, 3/15/18 (144A)                200,660
            50,000                     BB+/NR   Morgan Stanley Capital I Trust
                                                2007-IQ13, 5.406%, 3/15/44                         54,624
           100,000         5.91          B/NR   Morgan Stanley Capital I Trust
                                                2007-IQ15, Floating Rate Note, 6/11/49            108,956
                                                                                             ------------
                                                                                             $    485,210
---------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 0.0%+
           179,880                   BB+/Baa2   Spirit Master Funding LLC, 5.74%,
                                                3/20/25 (144A)                               $    178,444
---------------------------------------------------------------------------------------------------------
                                                Investment Banking &
                                                Brokerage -- 0.0%+
            35,780         6.33        BBB/NR   Banc of America Merrill Lynch
                                                Commercial Mortgage, Inc., Floating
                                                Rate Note, 9/10/47 (144A)                    $     36,874
                                                                                             ------------
                                                Total Diversified Financials                 $    700,528
---------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 0.2%
                                                Mortgage REIT -- 0.2%
           100,000                     BBB/B1   Credit Suisse First Boston Mortgage
                                                Securities Corp., 4.877%, 4/15/37            $    101,128
            27,029                      B-/NR   Credit Suisse First Boston Mortgage
                                                Securities Corp., 5.5%, 6/25/33                    26,969
           100,000         5.14        CCC/B3   Credit Suisse First Boston Mortgage
                                                Securities Corp., Floating Rate Note,
                                                10/15/39 (144A)                                    89,089
            50,000         4.16       NR/Baa2   Federal Home Loan Mortgage Corp.,
                                                Floating Rate Note, 9/25/44 (144A)                 49,379
           100,000         4.35         NR/A3   FREMF Mortgage Trust 2011-K12,
                                                Floating Rate Note, 1/25/46 (144A)                101,735

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Mortgage REIT -- (continued)
            50,000         3.76         NR/NR   FREMF Mortgage Trust 2012-K708,
                                                Floating Rate Note, 2/25/45 (144A)           $     48,177
            10,000         3.82         NR/NR   FREMF Mortgage Trust Class C, Floating
                                                Rate Note, 6/25/47 (144A)                           9,592
                                                                                             ------------
                                                                                             $    426,069
                                                                                             ------------
                                                Total Real Estate                            $    426,069
---------------------------------------------------------------------------------------------------------
                                                GOVERNMENT -- 0.0%+
           207,939                      NR/NR   Federal National Mortgage Association
                                                REMICS, 3.5%, 1/25/29 (c)                    $     16,074
            48,147         6.49         NR/NR   Government National Mortgage
                                                Association REMICS, Floating Rate
                                                Note, 6/20/38 (c)                                   5,354
           146,046         1.03         NR/NR   Government National Mortgage
                                                Association, Floating Rate Note,
                                                2/16/53 (c)                                        11,821
           145,843         1.05         NR/NR   Government National Mortgage
                                                Association, Floating Rate Note,
                                                3/16/53 (c)                                        11,353
           193,592         1.08         NR/NR   Government National Mortgage
                                                Association, Floating Rate Note,
                                                8/16/52 (c)                                        13,693
           145,399         1.07         NR/NR   Government National Mortgage
                                                Association, Floating Rate Note,
                                                9/16/52 (c)                                        12,154
                                                                                             ------------
                                                                                             $     70,449
                                                                                             ------------
                                                Total Government                             $     70,449
---------------------------------------------------------------------------------------------------------
                                                TOTAL COLLATERALIZED MORTGAGE
                                                OBLIGATIONS
                                                (Cost $5,152,818)                            $  5,200,200
---------------------------------------------------------------------------------------------------------
                                                CORPORATE BONDS -- 40.4%
                                                ENERGY -- 11.4%
                                                Oil & Gas Drilling -- 0.9%
           700,000                       B/B3   Hercules Offshore, Inc., 7.5%,
                                                10/1/21 (144A)                               $    726,250
           270,000                       B/B3   Hercules Offshore, Inc., 8.75%,
                                                7/15/21 (144A)                                    301,050
           700,000                      NR/NR   North Atlantic Drilling, Ltd., 6.25%,
                                                2/1/19 (144A)                                     696,500
           175,000                      B+/B1   Parker Drilling Co., 6.75%, 7/15/22               178,938
           170,000                      B+/B1   Parker Drilling Co., 7.5%, 8/1/20 (144A)          178,500
           185,000                      B+/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                                11/1/18 (144A)                                    199,338
           325,000                       B/B3   Summit Midstream Holdings LLC,
                                                7.5%, 7/1/21 (144A)                               346,125
                                                                                             ------------
                                                                                             $  2,626,701
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 27

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Equipment & Services -- 1.4%
           250,000                      B+/B2   Basic Energy Services, Inc., 7.75%,
                                                10/15/22                                     $    261,875
           225,000                    BB-/Ba3   Bristow Group, Inc., 6.25%, 10/15/22              237,375
           510,000                     BB-/B1   Calfrac Holdings LP, 7.5%,
                                                12/1/20 (144A)                                    529,125
           700,000                      B-/NR   Exterran Partners LP, 6.0%, 4/1/21                694,750
           325,000                     B/Caa1   Forbes Energy Services, Ltd., 9.0%,
                                                6/15/19                                           317,688
           500,000                     BB/Ba3   Forum Energy Technologies, Inc.,
                                                6.25%, 10/1/21 (144A)                             522,500
           600,000                      B-/B3   Hiland Partners LP, 7.25%,
                                                10/1/20 (144A)                                    642,000
           355,000                     BB-/B1   Key Energy Services, Inc., 6.75%, 3/1/21          364,762
           400,000                       B/B3   Seitel, Inc., 9.5%, 4/15/19                       406,000
                                                                                             ------------
                                                                                             $  3,976,075
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration &
                                                Production -- 7.4%
           200,000                     BB-/B1   Antero Resources Finance Corp.,
                                                5.375%, 11/1/21 (144A)                       $    201,500
           235,000                     BB-/B1   Antero Resources Finance Corp.,
                                                6.0%, 12/1/20                                     247,631
           355,000                      B-/B3   Approach Resources, Inc., 7.0%, 6/15/21           358,550
           130,000                  CCC+/Caa1   Athlon Holdings LP, 7.375%,
                                                4/15/21 (144A)                                    136,175
           300,000                  CCC+/Caa1   Aurora USA Oil & Gas, Inc., 7.5%,
                                                4/1/20 (144A)                                     312,000
           700,000                     BB-/B1   Berry Petroleum Co., LLC, 6.375%, 9/15/22         712,250
         1,185,000                      B-/B3   Bonanza Creek Energy, Inc., 6.75%,
                                                4/15/21                                         1,238,325
           300,000                      B-/B3   BreitBurn Energy Partners LP, 7.875%,
                                                4/15/22                                           319,125
           125,000                      B-/B3   Carrizo Oil & Gas, Inc., 8.625%, 10/15/18         135,000
           400,000                      B-/B3   Comstock Resources, Inc., 7.75%, 4/1/19           426,000
           300,000                      BB/B1   Denbury Resources, Inc., 4.625%, 7/15/23
                                                276,750
           845,000                      B+/B3   Energy XXI Gulf Coast, Inc., 7.5%,
                                                12/15/21 (144A)                                   876,688
           100,000                       B/B2   EP Energy LLC, 9.375%, 5/1/20                     115,000
           325,995                       B/B3   EPE Holdings LLC, 8.875%, 12/15/17
                                                (144A) (PIK)                                      337,340
            50,000                    B-/Caa1   EPL Oil & Gas, Inc., 8.25%, 2/15/18                53,750
           275,000                      B-/B3   Forest Oil Corp., 7.5%, 9/15/20                   270,875
           600,000                   CCC/Caa1   Goodrich Petroleum Corp., 8.875%,
                                                3/15/19                                           621,000
           100,000                    CCC+/B3   Gulfport Energy Corp., 7.75%, 11/1/20             107,500

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration &
                                                Production -- (continued)
           175,000                  CCC+/Caa1   Halcon Resources Corp., 8.875%,
                                                5/15/21                                      $    174,562
           220,000                  CCC+/Caa1   Halcon Resources Corp., 9.25%,
                                                2/15/22 (144A)                                    221,650
           315,000                  CCC+/Caa1   Halcon Resources Corp., 9.75%, 7/15/20            326,812
           525,000                  CCC+/Caa1   Halcon Resources Corp., 9.75%,
                                                7/15/20 (144A)                                    544,031
           250,000                       B/B3   Kodiak Oil & Gas Corp., 5.5%, 1/15/21             248,750
           150,000                    B-/Caa1   Legacy Reserves LP, 6.625%,
                                                12/1/21 (144A)                                    146,625
           160,000                    B-/Caa1   Lightstream Resources, Ltd., 8.625%,
                                                2/1/20 (144A)                                     162,400
         1,000,000                      B+/B1   Linn Energy LLC, 7.0%, 11/1/19 (144A)           1,015,000
           250,000                    B-/Caa1   Memorial Production Partners LP,
                                                7.625%, 5/1/21                                    258,750
           140,000                    B-/Caa1   Memorial Production Partners LP,
                                                7.625%, 5/1/21 (144A)                             144,900
           175,000                    B-/Caa1   Midstates Petroleum Co., Inc., 10.75%,
                                                10/1/20                                           189,438
           200,000                    B-/Caa1   Midstates Petroleum Co., Inc., 9.25%,
                                                6/1/21                                            208,000
           400,000                    B-/Caa1   Northern Oil and Gas, Inc., 8.0%, 6/1/20          422,000
           250,000                       B/B3   Oasis Petroleum, Inc., 6.875%,
                                                3/15/22 (144A)                                    265,000
         1,050,000                  CCC+/Caa2   Parsley Energy LLC, 7.5%, 2/15/22 (144A)        1,050,000
           200,000                      B-/B3   PDC Energy, Inc., 7.75%, 10/15/22                 215,500
           200,000                    B-/Caa1   Penn Virginia Corp., 7.25%, 4/15/19               206,000
           650,000                    B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20                 708,500
           650,000                    B-/Caa1   QR Energy LP, 9.25%, 8/1/20                       682,500
           100,000                      B-/B3   Resolute Energy Corp., 8.5%, 5/1/20               104,500
           400,000                      B-/B3   RKI Exploration & Production LLC, 8.5%,
                                                8/1/21 (144A)                                     424,000
           745,000                     BB-/B2   Rosetta Resources, Inc., 5.625%, 5/1/21           743,138
           675,000                     BB-/B2   Rosetta Resources, Inc., 5.875%, 6/1/22           669,938
         1,000,000                    CCC+/B3   Samson Investment Co., 10.5%,
                                                2/15/20 (144A)                                  1,100,000
           735,000                  CCC+/Caa1   Sanchez Energy Corp., 7.75%,
                                                6/15/21 (144A)                                    758,888
            50,000                      B-/B2   SandRidge Energy, Inc., 7.5%, 2/15/23              50,938
           380,000                      B-/B2   SandRidge Energy, Inc., 7.5%, 3/15/21             394,250
           220,000                      B-/B2   SandRidge Energy, Inc., 8.125%,
                                                10/15/22                                          230,175
           300,000                    BB-/Ba3   SM Energy Co., 5.0%, 1/15/24 (144A)               282,000
           595,000                      B-/B3   Stone Energy Corp., 7.5%, 11/15/22                627,725
         1,095,000                      B+/B3   Swift Energy Co., 7.875%, 3/1/22                1,116,900

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 29

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration &
                                                Production -- (continued)
           355,000                      B+/B3   Swift Energy Co., 8.875%, 1/15/20            $    378,075
           200,000                  CCC+/Caa1   Talos Production LLC, 9.75%, 2/15/18
                                                (144A)                                            205,500
           230,000                       B/B3   Vanguard Natural Resources LLC,
                                                7.875%, 4/1/20                                    243,225
           500,000                       B/B3   W&T Offshore, Inc., 8.5%, 6/15/19                 535,000
                                                                                             ------------
                                                                                             $ 21,800,129
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Refining & Marketing -- 0.6%
           170,000                      B+/B2   Calumet Specialty Products Partners LP,
                                                7.625%, 1/15/22                              $    179,775
         1,000,000                     BB/Ba3   Murphy Oil USA, Inc., 6.0%, 8/15/23
                                                (144A)                                            997,500
           100,000                   BBB/Baa2   Valero Energy Corp., 6.625%, 6/15/37              117,415
           400,000                      B+/B3   Western Refining, Inc., 6.25%, 4/1/21             407,000
                                                                                             ------------
                                                                                             $  1,701,690
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Storage &
                                                Transportation -- 0.9%
            95,000                      B+/NR   Atlas Pipeline Partners LP, 4.75%,
                                                11/15/21                                     $     87,638
           340,000                      BB/B1   Crestwood Midstream Partners LP,
                                                6.0%, 12/15/20                                    349,350
           385,000                      BB/B1   Crestwood Midstream Partners LP,
                                                6.125%, 3/1/22 (144A)                             392,700
           300,000         5.85       BB/Baa3   DCP Midstream LLC, Floating Rate
                                                Note, 5/21/43 (144A)                              277,500
           605,000                       B/B1   Genesis Energy LP, 5.75%, 2/15/21                 614,075
           100,000                   BBB/Baa2   Kinder Morgan Energy Partners LP,
                                                5.0%, 8/15/42                                      93,603
           350,000                      B-/B2   PVR Partners LP, 6.5%, 5/15/21 (144A)             366,625
           290,000                    BB+/Ba3   Sabine Pass Liquefaction LLC, 5.625%,
                                                2/1/21 (144A)                                     289,275
           215,000                     BB/Ba3   Targa Resources Partners LP, 4.25%,
                                                11/15/23 (144A)                                   194,306
                                                                                             ------------
                                                                                             $  2,665,072
---------------------------------------------------------------------------------------------------------
                                                Coal & Consumable Fuels -- 0.2%
           350,000                      B-/B3   Alpha Natural Resources, Inc.,
                                                6.0%, 6/1/19                                 $    289,625
           345,000                     BB-/B1   SunCoke Energy Partners LP, 7.375%,
                                                2/1/20 (144A)                                     365,700
                                                                                             ------------
                                                                                             $    655,325
                                                                                             ------------
                                                Total Energy                                 $ 33,424,992
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 4.1%
                                                Commodity Chemicals -- 0.5%
           975,000                    B-/Caa1   Axalta Coating Systems US Holdings,
                                                Inc., 7.375%, 5/1/21 (144A)                  $  1,050,562
           450,000                     BB-/B2   Rain CII Carbon LLC, 8.0%,
                                                12/1/18 (144A)                                    472,500
                                                                                             ------------
                                                                                             $  1,523,062
---------------------------------------------------------------------------------------------------------
                                                Specialty Chemicals -- 0.9%
           150,000                     BB-/B1   Chemtura Corp., 5.75%, 7/15/21               $    153,000
           600,000                    CCC+/NR   Hexion US Finance Corp., 9.0%,
                                                11/15/20                                          601,500
         1,245,000                       B/B1   Rentech Nitrogen Partners LP, 6.5%,
                                                4/15/21 (144A)                                  1,213,875
           800,000                     BB-/B2   Tronox Finance LLC, 6.375%, 8/15/20               810,000
                                                                                             ------------
                                                                                             $  2,778,375
---------------------------------------------------------------------------------------------------------
                                                Construction Materials -- 0.4%
         1,000,000                    B-/Caa2   Texas Industries, Inc., 9.25%, 8/15/20       $  1,160,000
---------------------------------------------------------------------------------------------------------
                                                Metal & Glass Containers -- 0.4%
         1,000,000                    CCC+/NR   Ardagh Packaging Finance Plc, 6.75%,
                                                1/31/21 (144A)                               $  1,007,500
           210,000                    BB+/Ba1   Ball Corp., 4.0%, 11/15/23                        191,625
                                                                                             ------------
                                                                                             $  1,199,125
---------------------------------------------------------------------------------------------------------
                                                Paper Packaging -- 0.8%
           200,000                      B-/NR   Exopack Holding Corp., 10.0%,
                                                6/1/18 (144A)                                $    218,000
           800,000                    B-/Caa2   Exopack Holdings SA, 7.875%,
                                                11/1/19 (144A)                                    828,000
           100,000                  CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%,
                                                4/15/19                                           106,625
           500,000                      BB/B1   Sealed Air Corp., 5.25%, 4/1/23 (144A)            492,500
           605,000                      BB/B1   Sealed Air Corp., 6.875%, 7/15/33
                                                (144A)                                            592,900
                                                                                             ------------
                                                                                             $  2,238,025
---------------------------------------------------------------------------------------------------------
                                                Diversified Metals & Mining -- 0.1%
           100,000                   CCC/Caa2   Midwest Vanadium Pty, Ltd., 11.5%,
                                                2/15/18 (144A)                               $     82,000
             7,778                      NR/NR   Mirabela Nickel, Ltd., 3.5%, 3/28/14
                                                (144A) (PIK)                                        7,583
           100,000                       D/NR   Mirabela Nickel, Ltd., 8.75%, 4/15/18
                                                (144A)                                             22,000
            50,000                     B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                                12/15/19 (144A)                                    56,125
                                                                                             ------------
                                                                                             $    167,708
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 31

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Steel -- 0.5%
           150,000                      B+/B3   APERAM, 7.75%, 4/1/18 (144A)                 $    156,375
            90,000                     B/Caa1   Atkore International, Inc., 9.875%,
                                                1/1/18                                             96,975
           500,000                    BB+/Ba2   Commercial Metals Co., 4.875%,
                                                5/15/23                                           470,000
           300,000                    B-/Caa1   JMC Steel Group, Inc., 8.25%,
                                                3/15/18 (144A)                                    310,500
           200,000                    NR/Caa1   Metinvest BV, 8.75%, 2/14/18 (144A)               183,000
           100,000                    CCC+/NR   Ryerson, Inc., 9.0%, 10/15/17                     108,250
                                                                                             ------------
                                                                                             $  1,325,100
---------------------------------------------------------------------------------------------------------
                                                Paper Products -- 0.5%
           435,000                    CCC+/B2   Appvion, Inc., 9.0%, 6/1/20 (144A)           $    446,962
           105,000                     BB/Ba3   Neenah Paper, Inc., 5.25%, 5/15/21
                                                (144A)                                            103,950
           760,000                    BB-/Ba3   Resolute Forest Products, Inc., 5.875%,
                                                5/15/23 (144A)                                    725,800
           200,000                    B-/Caa1   Unifrax I LLC, 7.5%, 2/15/19 (144A)               210,000
                                                                                             ------------
                                                                                             $  1,486,712
                                                                                             ------------
                                                Total Materials                              $ 11,878,107
---------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 3.3%
                                                Aerospace & Defense -- 0.5%
           960,000                  CCC+/Caa1   Accudyne Industries Borrower, 7.75%,
                                                12/15/20 (144A)                              $  1,017,600
           100,000                    B-/Caa1   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)           95,000
           370,000                      BB/B1   DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)          363,525
            50,000                      B-/B2   DynCorp International, Inc., 10.375%,
                                                7/1/17                                             51,438
                                                                                             ------------
                                                                                             $  1,527,563
---------------------------------------------------------------------------------------------------------
                                                Building Products -- 0.5%
           100,000                     BB-/NR   Gibraltar Industries, Inc., 6.25%, 2/1/21    $    103,625
         1,050,000                   BBB-/Ba3   Masco Corp., 5.95%, 3/15/22                     1,115,625
           100,000                   BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                      113,750
           220,000                     BB-/B2   USG Corp., 5.875%, 11/1/21 (144A)                 231,550
                                                                                             ------------
                                                                                             $  1,564,550
---------------------------------------------------------------------------------------------------------
                                                Electrical Components &
                                                Equipment -- 0.3%
           740,000                      B+/B2   General Cable Corp., 6.5%,
                                                10/1/22 (144A)                               $    732,600
---------------------------------------------------------------------------------------------------------
                                                Industrial Conglomerates -- 0.2%
           225,000                      B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                                4/1/22 (144A)                                $    241,875

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Industrial Conglomerates -- (continued)
           100,000                      B-/B3   Park-Ohio Industries, Inc., 8.125%,
                                                4/1/21                                       $    111,000
           205,000                       B/B2   Waterjet Holdings, Inc., 7.625%,
                                                2/1/20 (144A)                                     209,612
                                                                                             ------------
                                                                                             $    562,487
---------------------------------------------------------------------------------------------------------
                                                Construction & Farm Machinery &
                                                Heavy Trucks -- 0.5%
           350,000                       B/B2   Commercial Vehicle Group, Inc.,
                                                7.875%, 4/15/19                              $    355,250
           100,000                       A/A3   Cummins, Inc., 5.65%, 3/1/98                      101,705
           375,000                    CCC-/B3   Navistar International Corp., 8.25%,
                                                11/1/21                                           386,250
           500,000                      B+/B1   Titan International, Inc., 6.875%,
                                                10/1/20 (144A)                                    527,500
                                                                                             ------------
                                                                                             $  1,370,705
---------------------------------------------------------------------------------------------------------
                                                Industrial Machinery -- 0.6%
           250,000                      B-/B3   BC Mountain LLC, 7.0%, 2/1/21 (144A)         $    256,250
           185,000                     BB-/B1   Boart Longyear Management Pty, Ltd.,
                                                10.0%, 10/1/18 (144A)                             193,325
           340,000                       B/B3   Boart Longyear Management Pty, Ltd.,
                                                7.0%, 4/1/21 (144A)                               255,850
           100,000                       B/B2   Cleaver-Brooks, Inc., 8.75%,
                                                12/15/19 (144A)                                   110,000
           245,000                    B-/Caa1   Gardner Denver, Inc., 6.875%,
                                                8/15/21 (144A)                                    245,612
           100,000                       B/B1   Mcron Finance Sub LLC, 8.375%,
                                                5/15/19 (144A)                                    111,250
           500,000                       B/B3   Xerium Technologies, Inc., 8.875%,
                                                6/15/18                                           530,000
                                                                                             ------------
                                                                                             $  1,702,287
---------------------------------------------------------------------------------------------------------
                                                Trading Companies & Distributors -- 0.7%
           505,000                     BB-/B1   Ashtead Capital, Inc., 6.5%,
                                                7/15/22 (144A)                               $    540,350
           100,000                     BB+/NR   Aviation Capital Group Corp., 4.625%,
                                                1/31/18 (144A)                                    104,607
         1,290,000                       B/B2   Avis Budget Car Rental LLC, 5.5%, 4/1/23        1,244,850
           150,000                      B+/B3   H&E Equipment Services, Inc., 7.0%,
                                                9/1/22                                            162,750
           100,000                      B-/B3   TRAC Intermodal LLC, 11.0%, 8/15/19               114,000
                                                                                             ------------
                                                                                             $  2,166,557
                                                                                             ------------
                                                Total Capital Goods                          $  9,626,749
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 33

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                COMMERCIAL SERVICES &
                                                SUPPLIES -- 1.0%
                                                Commercial Printing -- 0.1%
           160,000                    B-/Caa1   Mustang Merger Corp., 8.5%,
                                                8/15/21 (144A)                               $    174,400
---------------------------------------------------------------------------------------------------------
                                                Environmental & Facilities
                                                Services -- 0.2%
           100,000                    B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                                10/1/16 (144A)                               $     98,000
           500,000                       B/B3   Safway Group Holding LLC, 7.0%,
                                                5/15/18 (144A)                                    527,500
                                                                                             ------------
                                                                                             $    625,500
---------------------------------------------------------------------------------------------------------
                                                Diversified Support Services -- 0.7%
           300,000                    BB-/Ba1   Iron Mountain, Inc., 6.0%, 8/15/23           $    308,625
           530,000                      B+/B3   NANA Development Corp., 9.5%,
                                                3/15/19 (144A)                                    549,875
           155,000                      B-/B3   TMS International Corp., 7.625%,
                                                10/15/21 (144A)                                   164,688
         1,000,000                     BB-/B2   United Rentals North America, Inc.,
                                                6.125%, 6/15/23                                 1,037,500
                                                                                             ------------
                                                                                             $  2,060,688
---------------------------------------------------------------------------------------------------------
                                                Security & Alarm Services -- 0.0%+
           165,000                      B-/B3   Garda World Security Corp., 7.25%,
                                                11/15/21 (144A)                              $    169,331
                                                                                             ------------
                                                Total Commercial Services & Supplies         $  3,029,919
---------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 0.6%
                                                Airlines -- 0.3%
           100,000                      B-/NR   Gol Finance SA, 9.25%, 7/20/20 (144A)        $     91,750
           400,000                      NR/NR   Intrepid Aviation Group Holdings LLC,
                                                6.875%, 2/15/19 (144A)                            407,000
           210,000                       B/B2   United Continental Holdings, Inc.,
                                                6.0%, 12/1/20                                     211,050
           150,000                     BB/Ba2   US Airways 2013-1 Class B Pass
                                                Through Trust, 5.375%, 11/15/21                   147,000
                                                                                             ------------
                                                                                             $    856,800
---------------------------------------------------------------------------------------------------------
                                                Trucking -- 0.3%
           760,000                      B-/B2   Jack Cooper Holdings Corp., 9.25%,
                                                6/1/20 (144A)                                $    830,300
---------------------------------------------------------------------------------------------------------
                                                Airport Services -- 0.0%+
           154,880                    CCC+/B3   Aeropuertos Argentina 2000 SA,
                                                10.75%, 12/1/20 (144A)                       $    146,362
                                                                                             ------------
                                                Total Transportation                         $  1,833,462
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.8%
                                                Auto Parts & Equipment -- 0.8%
           760,000                      BB/B2   Dana Holding Corp., 6.0%, 9/15/23            $    761,900
           500,000                    BB-/Ba3   LKQ Corp., 4.75%, 5/15/23 (144A)                  465,000
           640,000                      B-/B3   Meritor, Inc., 6.75%, 6/15/21                     668,800
           200,000                       B/B3   Pittsburgh Glass Works LLC, 8.0%,
                                                11/15/18 (144A)                                   216,000
           200,000                       B/B1   Schaeffler Holding Finance BV, 6.875%,
                                                8/15/18 (144A) (PIK)                              212,000
           170,000                      B+/B2   Stackpole International Intermediate,
                                                7.75%, 10/15/21 (144A)                            177,225
                                                                                             ------------
                                                                                             $  2,500,925
                                                                                             ------------
                                                Total Automobiles & Components               $  2,500,925
---------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES &
                                                APPAREL -- 1.1%
                                                Home Furnishings -- 0.2%
           200,000                       B/B2   SIWF Merger Sub, Inc., 6.25%,
                                                6/1/21 (144A)                                $    202,000
           325,000                      B+/B3   Tempur Sealy International, Inc.,
                                                6.875%, 12/15/20                                  355,469
                                                                                             ------------
                                                                                             $    557,469
---------------------------------------------------------------------------------------------------------
                                                Homebuilding -- 0.8%
           150,000                   CCC/Caa2   Beazer Homes USA, Inc., 9.125%,
                                                6/15/18                                      $    159,750
           250,000                     BB-/B2   Brookfield Residential Properties, Inc.,
                                                6.125%, 7/1/22 (144A)                             251,250
           300,000                     BB/Ba2   DR Horton, Inc., 5.75%, 8/15/23                   309,000
            50,000                       B/B2   KB Home, Inc., 8.0%, 3/15/20                       55,625
           135,000                    BB-/Ba3   Lennar Corp., 4.75%, 11/15/22                     126,900
           170,000                      B+/B1   Meritage Homes Corp., 7.0%, 4/1/22                181,900
           600,000                       B/B2   Rialto Holdings LLC, 7.0%, 12/1/18
                                                (144A)                                            606,000
           505,000                      B+/B2   Standard Pacific Corp., 6.25%, 12/15/21           530,250
           205,000                     BB-/B1   The Ryland Group, Inc., 5.375%, 10/1/22           196,800
                                                                                             ------------
                                                                                             $  2,417,475
---------------------------------------------------------------------------------------------------------
                                                Apparel, Accessories & Luxury
                                                Goods -- 0.1%
           135,000                    BB+/Ba2   The William Carter Co., 5.25%,
                                                8/15/21 (144A)                               $    136,688
                                                                                             ------------
                                                Total Consumer Durables & Apparel            $  3,111,632
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 35

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 1.0%
                                                Casinos & Gaming -- 0.4%
           100,000                      B+/B3   MGM Resorts International, Inc., 6.75%,
                                                10/1/20                                      $    107,750
           240,000                      B+/B2   PNK Finance Corp., 6.375%,
                                                8/1/21 (144A)                                     246,000
           750,000                       B/B2   Scientific Games International, Inc.,
                                                6.25%, 9/1/20                                     783,750
           100,000                      BB/B1   Seneca Gaming Corp., 8.25%,
                                                12/1/18 (144A)                                    107,500
            60,000                    BBB-/NR   Wynn Las Vegas LLC, 4.25%,
                                                5/30/23 (144A)                                     56,100
                                                                                             ------------
                                                                                             $  1,301,100
---------------------------------------------------------------------------------------------------------
                                                Hotels, Resorts & Cruise Lines -- 0.3%
           710,000                     B-/B3    MISA Investments, Ltd., 8.625%,
                                                8/15/18 (144A) (PIK)                         $    733,962
            50,000                     B+/B3    Viking Cruises, Ltd., 8.5%,
                                                10/15/22 (144A)                                    56,625
                                                                                             ------------
                                                                                             $    790,587
---------------------------------------------------------------------------------------------------------
                                                Education Services -- 0.0%+
           100,000                   CCC/Caa1   Cambium Learning Group, Inc.,
                                                9.75%, 2/15/17                               $     96,750
---------------------------------------------------------------------------------------------------------
                                                Specialized Consumer Services -- 0.3%
           535,000                    BB-/Ba3   Sotheby's, Inc., 5.25%, 10/1/22 (144A)       $    502,900
           325,000                      B-/B3   StoneMor Partners LP, 7.875%,
                                                6/1/21 (144A)                                     338,000
                                                                                             ------------
                                                                                             $    840,900
                                                                                             ------------
                                                Total Consumer Services                      $  3,029,337
---------------------------------------------------------------------------------------------------------
                                                MEDIA -- 1.5%
                                                Advertising -- 0.1%
           300,000                    BB-/Ba1   Lamar Media Corp., 5.375%, 1/15/24           $    303,750
---------------------------------------------------------------------------------------------------------
                                                Broadcasting -- 0.3%
           165,000                     BB-/B1   CCO Holdings LLC, 5.75%, 1/15/24             $    160,462
           265,000                       B/NR   Sinclair Television Group, Inc.,
                                                6.375%, 11/1/21                                   274,275
           320,000                       B/B3   Townsquare Radio LLC, 9.0%,
                                                4/1/19 (144A)                                     350,400
           100,000                      B+/B2   Univision Communications, Inc.,
                                                6.875%, 5/15/19 (144A)                            107,250
                                                                                             ------------
                                                                                             $    892,387
---------------------------------------------------------------------------------------------------------
                                                Cable & Satellite -- 0.1%
           100,000                    B-/Caa2   Intelsat Luxembourg SA, 7.75%,
                                                6/1/21 (144A)                                $    107,250

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Cable & Satellite -- (continued)
           350,000                      BB/B1   Sirius XM Holdings, Inc., 4.625%,
                                                5/15/23 (144A)                               $    312,375
                                                                                             ------------
                                                                                             $    419,625
---------------------------------------------------------------------------------------------------------
                                                Movies & Entertainment -- 0.8%
           135,000                      B/Ba3   DreamWorks Animation SKG, Inc.,
                                                6.875%, 8/15/20 (144A)                       $    143,438
           870,000                      B+/B3   Live Nation Entertainment, Inc., 7.0%,
                                                9/1/20 (144A)                                     943,950
           475,000                  CCC+/Caa1   Production Resource Group, Inc.,
                                                8.875%, 5/1/19                                    368,125
           315,000                      B-/B3   Regal Entertainment Group, Inc., 5.75%,
                                                2/1/25                                            299,250
           650,000                    B-/Caa1   SFX Entertainment, Inc., 9.625%,
                                                2/1/19 (144A)                                     650,000
                                                                                             ------------
                                                                                             $  2,404,763
---------------------------------------------------------------------------------------------------------
                                                Publishing -- 0.2%
           505,000                     BB/Ba1   Gannett Co., Inc., 6.375%,
                                                10/15/23 (144A)                              $    517,625
                                                                                             ------------
                                                Total Media                                  $  4,538,150
---------------------------------------------------------------------------------------------------------
                                                RETAILING -- 1.4%
                                                Department Stores -- 0.3%
           650,000                  CCC+/Caa2   Neiman Marcus Group, Ltd., Inc.,
                                                8.0%, 10/15/21 (144A)                        $    680,875
---------------------------------------------------------------------------------------------------------
                                                Apparel Retail -- 0.1%
           300,000                      B+/B3   Brown Shoe Co., Inc., 7.125%, 5/15/19        $    318,375
---------------------------------------------------------------------------------------------------------
                                                Computer & Electronics Retail -- 0.2%
           715,000                    BB-/Ba3   Rent-A-Center, Inc., 4.75%, 5/1/21           $    647,075
---------------------------------------------------------------------------------------------------------
                                                Specialty Stores -- 0.5%
           300,000                    BB-/Ba3   Outerwall, Inc., 6.0%, 3/15/19               $    309,375
           275,000                  CCC+/Caa2   PC Nextco Holdings LLC, 8.75%,
                                                8/15/19 (144A) (PIK)                              283,250
           460,000                  CCC+/Caa1   Petco Holdings, Inc., 8.5%, 10/15/17
                                                (144A) (PIK)                                      469,200
           250,000                       B/B3   Radio Systems Corp., 8.375%,
                                                11/1/19 (144A)                                    275,312
           135,000                    BB+/Ba2   Sally Holdings LLC, 5.5%, 11/1/23                 132,975
                                                                                             ------------
                                                                                             $  1,470,112
---------------------------------------------------------------------------------------------------------
                                                Automotive Retail -- 0.3%
           905,000                    BB-/Ba3   CST Brands, Inc., 5.0%, 5/1/23               $    868,800
                                                                                             ------------
                                                Total Retailing                              $  3,985,237
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 37

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                FOOD & STAPLES RETAILING -- 0.1%
                                                Food Distributors -- 0.1%
           235,000                       B/B3   KeHE Distributors LLC, 7.625%,
                                                8/15/21 (144A)                               $    249,100
                                                                                             ------------
                                                Total Food & Staples Retailing               $    249,100
---------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 1.3%
                                                Agricultural Products -- 0.3%
           455,000                     BB+/B1   Darling International, Inc., 5.375%,
                                                1/15/22 (144A)                               $    458,412
           270,000                       B/B2   Southern States Cooperative, Inc.,
                                                10.0%, 8/15/21 (144A)                             265,950
           200,000                       B/NR   Tonon Bioenergia SA, 9.25%, 1/24/20
                                                (144A)                                            152,750
                                                                                             ------------
                                                                                             $    877,112
---------------------------------------------------------------------------------------------------------
                                                Packaged Foods & Meats -- 0.8%
           463,000                       B/B1   Chiquita Brands International, Inc.,
                                                7.875%, 2/1/21 (144A)                        $    499,461
           560,000                  CCC+/Caa1   Dole Food Co., Inc., 7.25%, 5/1/19
                                                (144A)                                            559,300
           125,000                       B/B3   FAGE Dairy Industry SA, 9.875%,
                                                2/1/20 (144A)                                     131,875
           325,000                      BB/NR   JBS Investments GmbH, 7.75%,
                                                10/28/20 (144A)                                   333,125
           200,000                       B/B2   Marfrig Holding Europe BV, 9.875%,
                                                7/24/17 (144A)                                    196,000
           290,000                       B/B1   Post Holdings, Inc., 6.75%, 12/1/21
                                                (144A)                                            303,775
            80,000                     BB-/B2   Smithfield Foods, Inc., 5.875%,
                                                8/1/21 (144A)                                      81,200
           180,000                      B+/B3   Wells Enterprises, Inc., 6.75%,
                                                2/1/20 (144A)                                     184,050
                                                                                             ------------
                                                                                             $  2,288,786
---------------------------------------------------------------------------------------------------------
                                                Tobacco -- 0.2%
           575,000                    B-/Caa1   Alliance One International, Inc.,
                                                9.875%, 7/15/21                              $    553,438
                                                                                             ------------
                                                Total Food, Beverage & Tobacco               $  3,719,336
---------------------------------------------------------------------------------------------------------
                                                HOUSEHOLD & PERSONAL
                                                PRODUCTS -- 0.5%
                                                Personal Products -- 0.5%
           200,000                  BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23           $    194,070
           965,256                  CCC+/Caa1   Monitronics International, Inc.,
                                                9.125%, 4/1/20                                  1,027,998
           150,000                       B/B2   Revlon Consumer Products Corp.,
                                                5.75%, 2/15/21                                    148,500
                                                                                             ------------
                                                                                             $  1,370,568
                                                                                             ------------
                                                Total Household & Personal Products          $  1,370,568
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT &
                                                SERVICES -- 2.2%
                                                Health Care Equipment -- 0.1%
           125,000                  CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17              $    133,438
           250,000                      B+/B1   Accellent, Inc., 8.375%, 2/1/17                   261,562
                                                                                             ------------
                                                                                             $    395,000
---------------------------------------------------------------------------------------------------------
                                                Health Care Services -- 0.1%
           100,000                    CCC+/B3   ExamWorks Group, Inc., 9.0%, 7/15/19         $    108,250
           100,000                  CCC+/Caa2   Gentiva Health Services, Inc.,
                                                11.5%, 9/1/18                                     105,250
            80,000                  CCC+/Caa1   Truven Health Analytics, Inc., 10.625%,
                                                6/1/20                                             90,600
                                                                                             ------------
                                                                                             $    304,100
---------------------------------------------------------------------------------------------------------
                                                Health Care Facilities -- 1.6%
           100,000                     BB/Ba3   Aviv Healthcare Properties LP, 7.75%,
                                                2/15/19                                      $    107,500
           100,000                       B/B3   Capella Healthcare, Inc., 9.25%, 7/1/17           107,000
           405,000                      B-/B3   CHS, Inc., 6.875%, 2/1/22 (144A)                  415,125
           700,000                      B-/B3   CHS, Inc., 7.125%, 7/15/20                        745,500
         1,065,000                      B-/B3   CHS, Inc., 8.0%, 11/15/19                       1,168,838
           330,000                     BB/Ba3   HCA, Inc., 5.875%, 3/15/22                        347,325
           300,000                      B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19           321,750
           300,000                    BB-/Ba1   LifePoint Hospitals, Inc., 5.5%,
                                                12/1/21 (144A)                                    305,250
         1,080,000                      B+/B3   Universal Hospital Services, Inc.,
                                                7.625%, 8/15/20                                 1,142,100
                                                                                             ------------
                                                                                             $  4,660,388
---------------------------------------------------------------------------------------------------------
                                                Managed Health Care -- 0.4%
         1,000,000                     BB/Ba2   WellCare Health Plans, Inc.,
                                                5.75%, 11/15/20                              $  1,035,000
---------------------------------------------------------------------------------------------------------
                                                Health Care Technology -- 0.0%+
           100,000                       B/B3   MedAssets, Inc., 8.0%, 11/15/18              $    107,750
                                                                                             ------------
                                                Total Health Care Equipment
                                                & Services                                   $  6,502,238
---------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 0.7%
                                                Biotechnology -- 0.1%
           250,000                    B-/Caa2   Lantheus Medical Imaging, Inc.,
                                                9.75%, 5/15/17                               $    231,250
            40,000                   BBB/Baa3   Warner Chilcott Co., LLC, 7.75%,
                                                9/15/18                                            43,050
                                                                                             ------------
                                                                                             $    274,300
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 39

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Pharmaceuticals -- 0.6%
           660,000                    BB+/Ba1   Forest Laboratories, Inc., 5.0%,
                                                12/15/21 (144A)                              $    656,700
           100,000                  CCC+/Caa1   Par Pharmaceutical Companies, Inc.,
                                                7.375%, 10/15/20                                  105,500
           695,000                       B/B2   Salix Pharmaceuticals, Ltd., 6.0%,
                                                1/15/21 (144A)                                    724,538
           300,000                       B/B1   Valeant Pharmaceuticals International,
                                                6.375%, 10/15/20 (144A)                           320,250
                                                                                             ------------
                                                                                             $  1,806,988
                                                                                             ------------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                              $  2,081,288
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 0.3%
                                                Diversified Banks -- 0.1%
           250,000                     BB-/B1   CorpGroup Banking SA, 6.75%,
                                                3/15/23 (144A)                               $    247,208
---------------------------------------------------------------------------------------------------------
                                                Regional Banks -- 0.1%
            30,000         6.75      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                                Floating Rate Note (Perpetual)               $     31,575
           210,000         4.85      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                                Floating Rate Note (Perpetual)                    190,050
                                                                                             ------------
                                                                                             $    221,625
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage Finance -- 0.1%
           400,000                     B+/Ba3   Provident Funding Associates LP, 6.75%,
                                                6/15/21 (144A)                               $    395,000
                                                                                             ------------
                                                Total Banks                                  $    863,833
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 1.3%
                                                Other Diversified Financial
                                                Services -- 0.3%
           100,000         7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                                Rate Note (Perpetual)                        $    112,375
           300,000         5.65        BB/Ba1   ING US, Inc., Floating Rate Note, 5/15/53         288,000
           540,000         6.75       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                                Note, 8/29/49                                     547,290
                                                                                             ------------
                                                                                             $    947,665
---------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 0.6%
           100,000                    BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                                10/15/19 (144A)                              $    105,000
           455,000                      B+/B2   Nationstar Mortgage LLC, 6.5%, 6/1/22             422,012
           580,000                      B+/B2   Nationstar Mortgage LLC, 6.5%, 7/1/21             545,200
           100,000                      B+/B2   Nationstar Mortgage LLC, 6.5%, 8/1/18             101,000
           450,000                       B/B1   Oxford Finance LLC, 7.25%, 1/15/18
                                                (144A)                                            477,000
                                                                                             ------------
                                                                                             $  1,650,212
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Consumer Finance -- 0.1%
           200,000                      B+/B1   Jefferies Finance LLC, 7.375%,
                                                4/1/20 (144A)                                $    209,500
           205,000                      B+/B3   TMX Finance LLC, 8.5%, 9/15/18 (144A)             219,350
                                                                                             ------------
                                                                                             $    428,850
---------------------------------------------------------------------------------------------------------
                                                Asset Management & Custody
                                                Banks -- 0.2%
           177,000                     BBB/NR   Prospect Capital Corp., 5.875%, 3/15/23      $    176,149
           400,000         4.50      BBB/Baa2   The Bank of New York Mellon Corp.,
                                                Floating Rate Note (Perpetual)                    361,000
                                                                                             ------------
                                                                                             $    537,149
---------------------------------------------------------------------------------------------------------
                                                Diversified Capital Markets -- 0.1%
           200,000         7.50        BB-/NR   Credit Suisse Group AG, Floating Rate
                                                Note, 12/31/49 (Perpetual) (144A)            $    210,500
                                                                                             ------------
                                                Total Diversified Financials                 $  3,774,376
---------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 1.6%
                                                Insurance Brokers -- 0.1%
           200,000                  CCC+/Caa2   Compass Investors, Inc., 7.75%,
                                                1/15/21 (144A)                               $    205,250
---------------------------------------------------------------------------------------------------------
                                                Property & Casualty Insurance -- 0.1%
           250,000          N/A         NR/NR   Loma Reinsurance, Ltd., Bermuda,
                                                Floating Rate Note, 1/8/18 (Cat Bond)
                                                (144A)                                       $    253,150
---------------------------------------------------------------------------------------------------------
                                                Reinsurance -- 1.4%
           250,000         4.30        BB+/NR   Blue Danube II, Ltd., Floating Rate Note,
                                                5/23/16 (Cat Bond) (144A)                    $    253,875
           250,000         5.31        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                                3/7/16 (Cat Bond) (144A)                          252,550
           250,000         6.66         BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                                3/13/15 (Cat Bond) (144A)                         258,175
           250,000         6.67        BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                                Rate Note, 2/4/16 (Cat Bond) (144A)               253,375
           250,000       17.77          B+/NR   Everglades Re, Ltd., Floating Rate Note,
                                                4/30/14 (Cat Bond) (144A)                         259,150
           250,000         7.44         NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                                1/9/19 (Cat Bond) (144A)                          258,700
           250,000         8.55         B+/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                                Floating Rate Note, 1/5/17 (Cat Bond)
                                                (144A)                                            264,425
           250,000        11.78         B-/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                                Floating Rate Note, 11/10/16 (Cat
                                                Bond) (144A)                                      264,925
           250,000         8.00         NR/NR   Mythen Re, Ltd., Series 2013-1 Class B,
                                                Floating Rate Note, 7/9/15 (Cat Bond)
                                                (144A)                                            261,100

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 41

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Reinsurance -- (continued)
           250,000         8.66          B/NR   Queen Street VII Re, Ltd., Floating Rate
                                                Note, 4/8/16 (Cat Bond) (144A)               $    261,100
           250,000         4.57        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                                Floating Rate Note, 12/6/16 (Cat
                                                Bond) (144A)                                      258,325
           250,000         5.82         BB/NR   Residential Reinsurance 2012, Ltd.,
                                                Floating Rate Note, 12/6/16 (Cat
                                                Bond) (144A)                                      259,925
           250,000        10.03        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                                Floating Rate Note, 6/6/16 (Cat
                                                Bond) (144A)                                      279,750
           250,000         4.06         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                                5/5/17 (Cat Bond) (144A)                          248,200
           250,000        16.30         NR/NR   Successor X, Ltd., Floating Rate Note,
                                                11/10/15 (Cat Bond) (144A)                        261,625
           250,000         6.25         NR/NR   Tradewynd Re, Ltd., Floating Rate Note,
                                                1/8/15 (Cat Bond) (144A)                          252,600
                                                                                             ------------
                                                                                             $  4,147,800
                                                                                             ------------
                                                Total Insurance                              $  4,606,200
---------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 0.5%
                                                Diversified REIT -- 0.1%
           400,000                      B/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                                4/15/19                                      $    415,000
---------------------------------------------------------------------------------------------------------
                                                Specialized REIT -- 0.1%
           300,000                     BB/Ba3   Aviv Healthcare Properties LP, 6.0%,
                                                10/15/21                                     $    307,500
---------------------------------------------------------------------------------------------------------
                                                Diversified Real Estate Activities -- 0.1%
           260,000                      NR/B1   Alam Synergy Pte, Ltd., 9.0%,
                                                1/29/19 (144A)                               $    257,400
---------------------------------------------------------------------------------------------------------
                                                Real Estate Development -- 0.2%
           500,000                      B/Ba3   The Howard Hughes Corp., 6.875%,
                                                10/1/21 (144A)                               $    521,250
                                                                                             ------------
                                                Total Real Estate                            $  1,501,150
---------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 1.1%
                                                Internet Software & Services -- 0.6%
           515,000                     BB/Ba3   Equinix, Inc., 5.375%, 4/1/23                $    504,700
           915,000                      NR/NR   First Data Holdings, Inc., 14.5%,
                                                9/24/19 (144A) (PIK)                              846,375
           325,000                      BB/B1   j2 Global, Inc., 8.0%, 8/1/20                     349,375
                                                                                             ------------
                                                                                             $  1,700,450
---------------------------------------------------------------------------------------------------------
                                                Data Processing & Outsourced
                                                Services -- 0.3%
           500,000                    BB-/Ba2   Audatex North America, Inc., 6.125%,
                                                11/1/23 (144A)                               $    517,500

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Data Processing & Outsourced
                                                Services -- (continued)
           200,000                  CCC+/Caa2   First Data Corp., 11.75%, 8/15/21
                                                (144A)                                       $    205,500
           125,000                    B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)           132,500
                                                                                             ------------
                                                                                             $    855,500
---------------------------------------------------------------------------------------------------------
                                                Application Software -- 0.1%
           315,000                      BB/B2   ACI Worldwide, Inc., 6.375%,
                                                8/15/20 (144A)                               $    329,175
---------------------------------------------------------------------------------------------------------
                                                Home Entertainment Software -- 0.1%
           220,000                    BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                                9/15/23 (144A)                               $    229,350
                                                                                             ------------
                                                Total Software & Services                    $  3,114,475
---------------------------------------------------------------------------------------------------------
                                                TECHNOLOGY HARDWARE &
                                                EQUIPMENT -- 0.4%
                                                Communications Equipment -- 0.2%
           390,000                    BB+/Ba3   Brocade Communications Systems,
                                                Inc., 4.625%, 1/15/23 (144A)                 $    360,750
           105,000                    CCC+/B3   CPI International, Inc., 8.0%, 2/15/18            110,250
                                                                                             ------------
                                                                                             $    471,000
---------------------------------------------------------------------------------------------------------
                                                Computer Hardware -- 0.1%
           265,000                     BB/Ba3   NCR Corp., 6.375%, 12/15/23 (144A)           $    275,600
---------------------------------------------------------------------------------------------------------
                                                Electronic Equipment
                                                Manufacturers -- 0.0%+
           125,000                     BB-/B1   Viasystems, Inc., 7.875%, 5/1/19 (144A)      $    133,750
---------------------------------------------------------------------------------------------------------
                                                Electronic Components -- 0.1%
           410,000                     B+/Ba2   Belden, Inc., 5.5%, 9/1/22 (144A)            $    399,750
                                                                                             ------------
                                                Total Technology Hardware & Equipment        $  1,280,100
---------------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS & SEMICONDUCTOR
                                                EQUIPMENT -- 0.1%
                                                Semiconductor Equipment -- 0.1%
           150,000                      BB/B2   Amkor Technology, Inc., 6.375%, 10/1/22      $    153,375
---------------------------------------------------------------------------------------------------------
                                                Semiconductors -- 0.0%+
           100,000                       B/B2   Advanced Micro Devices, Inc., 7.5%,
                                                8/15/22                                      $     96,500
                                                                                             ------------
                                                Total Semiconductors & Semiconductor
                                                Equipment                                    $    249,875
---------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 3.1%
                                                Integrated Telecommunication
                                                Services -- 2.2%
           200,000                     BB/Ba2   CenturyLink, Inc., 5.8%, 3/15/22             $    197,000
           700,000                     BB/Ba2   CenturyLink, Inc., 6.45%, 6/15/21                 728,875
           100,000                     BB/Ba2   CenturyLink, Inc., 6.75%, 12/1/23                 101,250

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 43

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Integrated Telecommunication
                                                Services -- (continued)
           277,000                  CCC+/Caa1   Cincinnati Bell, Inc., 8.75%, 3/15/18        $    290,158
           200,000                    BB-/Ba2   Frontier Communications Corp., 7.125%,
                                                1/15/23                                           197,500
           100,000                    BB-/Ba2   Frontier Communications Corp., 7.625%,
                                                4/15/24                                            99,250
           317,000                    BB-/Ba2   Frontier Communications Corp., 8.5%,
                                                4/15/20                                           355,040
           160,000                    BB-/Ba2   Frontier Communications Corp., 8.75%,
                                                4/15/22                                           174,600
           600,000                      B+/B3   GCI, Inc., 6.75%, 6/1/21                          582,000
           300,000                      B+/B3   GCI, Inc., 8.625%, 11/15/19                       319,500
           750,000                    BB-/Ba3   MasTec, Inc., 4.875%, 3/15/23                     706,875
         1,510,000                       B/B1   Windstream Corp., 6.375%, 8/1/23                1,404,300
           770,000                       B/B1   Windstream Corp., 7.5%, 6/1/22                    783,475
           590,000                       B/B1   Windstream Corp., 7.75%, 10/1/21                  619,500
                                                                                             ------------
                                                                                             $  6,559,323
---------------------------------------------------------------------------------------------------------
                                                Wireless Telecommunication
                                                Services -- 0.9%
           500,000                     BB-/B1   Altice Financing SA, 6.5%, 1/15/22
                                                (144A)                                       $    507,500
           200,000                      B-/B3   Altice Finco SA, 8.125%, 1/15/24 (144A)           209,000
           100,000                     BB/Ba3   MetroPCS Wireless, Inc., 6.625%,
                                                11/15/20                                          105,750
           500,000                     BB-/B1   Sprint Corp., 7.125%, 6/15/24 (144A)              502,500
           200,000                     BB-/B1   Sprint Corp., 7.25%, 9/15/21 (144A)               215,500
           170,000                     BB/Ba3   T-Mobile USA, Inc., 6.125%, 1/15/22               173,825
           215,000                     BB/Ba3   T-Mobile USA, Inc., 6.5%, 1/15/24                 219,569
           335,000                     BB/Ba3   T-Mobile USA, Inc., 6.836%, 4/28/23               349,656
           100,000                      NR/NR   Unison Ground Lease Funding LLC,
                                                5.78%, 3/15/20 (144A)                              96,219
           100,000                      NR/NR   WCP ISSUER LLC, 6.657%,
                                                8/15/20 (144A)                                    103,773
                                                                                             ------------
                                                                                             $  2,483,292
                                                                                             ------------
                                                Total Telecommunication Services             $  9,042,615
---------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 1.0%
                                                Gas Utilities -- 0.3%
           100,000                     NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22          $    108,750
           350,000                       B/B2   Ferrellgas LP, 6.5%, 5/1/21                       360,500
           105,000                       B/B2   Ferrellgas LP, 6.75%, 1/15/22 (144A)              108,150
           200,000                      B-/B2   Star Gas Partners LP, 8.875%, 12/1/17             212,500
                                                                                             ------------
                                                                                             $    789,900
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Independent Power Producers &
                                                Energy Traders -- 0.7%
           175,000                    BB-/Ba3   AES Corp. Virginia, 4.875%, 5/15/23          $    163,844
           165,000                     BB-/B1   Calpine Corp., 5.875%, 1/15/24 (144A)             163,762
           185,000                     BB-/B1   Calpine Corp., 6.0%, 1/15/22 (144A)               191,475
           600,000                     BB-/B1   NRG Energy, Inc., 6.25%, 7/15/22
                                                (144A)                                            601,500
           635,000                     BB-/B1   NRG Energy, Inc., 6.625%, 3/15/23                 648,494
            75,000                     BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                  84,375
           300,000                    BB+/Ba1   NSG Holdings LLC, 7.75%, 12/15/25
                                                (144A)                                            317,250
                                                                                             ------------
                                                                                             $  2,170,700
                                                                                             ------------
                                                Total Utilities                              $  2,960,600
---------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE BONDS
                                                (Cost $116,629,072)                          $118,274,264
---------------------------------------------------------------------------------------------------------
                                                FOREIGN GOVERNMENT
                                                BONDS -- 0.7%
                                      NR/Baa3   Indonesia Treasury Bond, 6.125%,
IDR 25,033,000,000                              5/15/28                                      $  1,537,654
                                      NR/Baa3   Indonesia Treasury Bond, 9.0%,
IDR  6,870,000,000                              3/15/29                                           541,149
---------------------------------------------------------------------------------------------------------
                                                TOTAL FOREIGN GOVERNMENT BONDS
                                                (Cost $2,203,543)                            $  2,078,803
---------------------------------------------------------------------------------------------------------
                                                SENIOR FLOATING RATE LOAN
                                                INTERESTS -- 1.9%
                                                ENERGY -- 0.0%+
                                                Oil & Gas Exploration &
                                                Production -- 0.0%+
           110,000         8.38         B-/B2   Fieldwood Energy LLC, Closing Date
                                                Loan (Second Lien), 9/30/20                  $    113,221
                                                                                             ------------
                                                Total Energy                                 $    113,221
---------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 0.4%
                                                Electrical Components &
                                                Equipment -- 0.3%
           822,487         5.24         NR/NR   Pelican Products Inc., Repriced Term
                                                Loan (First Lien), 6/9/18                    $    829,943
---------------------------------------------------------------------------------------------------------
                                                Industrial Conglomerates -- 0.1%
           200,000         8.25         NR/NR   Filtration Group Corp.,Initial Term
                                                Loan (Second Lien), 11/15/21                 $    205,583
                                                                                             ------------
                                                Total Capital Goods                          $  1,035,526
---------------------------------------------------------------------------------------------------------
                                                COMMERCIAL SERVICES &
                                                SUPPLIES -- 0.1%
                                                Office Services & Supplies -- 0.1%
           122,255         0.00         NR/NR   WEST Corp., 1st Lien Term-B10 Loan,
                                                6/30/18                                      $    122,688
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 45

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                Security & Alarm Services -- 0.0%+
            58,954         4.25         B/Ba3   Monitronics International, Inc., Term B
                                                Loan, 3/23/18                                $     59,470
                                                                                             ------------
                                                Total Commercial Services & Supplies         $    182,158
---------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.0%+
                                                Auto Parts & Equipment -- 0.0%+
           123,750         5.00         B+/B1   Metaldyne LLC, USD Term Loan,
                                                12/18/18                                     $    124,957
                                                                                             ------------
                                                Total Automobiles & Components               $    124,957
---------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES &
                                                APPAREL -- 0.1%
                                                Leisure Products -- 0.0%+
           113,143         4.00         B+/B1   Bombardier Recreational Products, Inc.,
                                                Term B Loan, 1/30/19                         $    113,709
---------------------------------------------------------------------------------------------------------
                                                Apparel, Accessories & Luxury
                                                Goods -- 0.1%
           148,500         5.75          B/B2   Renfro Corp., Tranche B Term Loan,
                                                1/23/19                                      $    149,057
                                                                                             ------------
                                                Total Consumer Durables & Apparel            $    262,766
---------------------------------------------------------------------------------------------------------
                                                MEDIA -- 0.4%
                                                Broadcasting -- 0.1%
            59,509         0.00         NR/NR   Univision Communications, Inc.,
                                                Replacement Term Loan, 3/1/20                $     59,912
           148,500         4.75          B/B2   NEP, Refinanced New Term Loan (First
                                                Lien), 1/22/20                                    149,459
                                                                                             ------------
                                                                                             $    209,371
---------------------------------------------------------------------------------------------------------
                                                Publishing -- 0.3%
           900,000         6.25         NR/NR   Mcgraw-Hill School Education Holdings
                                                LLC, Term B Loan, 12/18/19                   $    912,562
                                                                                             ------------
                                                Total Media                                  $  1,121,933
---------------------------------------------------------------------------------------------------------
                                                FOOD & STAPLES RETAILING -- 0.2%
                                                Food Distributors -- 0.2%
           700,000         7.25         NR/NR   Del Monte Foods Consumer Products,
                                                Term Loan (Second Lien), 5/26/21             $    710,792
                                                                                             ------------
                                                Total Food & Staples Retailing               $    710,792
---------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 0.1%
                                                Packaged Foods & Meats -- 0.1%
           200,000         6.75         B-/NR   Hostess Brands, Inc., Term B Loan,
                                                2/25/20                                      $    208,000
                                                                                             ------------
                                                Total Food, Beverage & Tobacco               $    208,000
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

---------------------------------------------------------------------------------------------------------
Principal            Floating     S&P/Moody's
Amount ($)           Rate (b)     Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT &
                                                SERVICES -- 0.1%
                                                Health Care Services -- 0.1%
           199,496         6.75         B+/B1   Ardent Medical Services, Inc., 1st Lien
                                                Term Loan, 5/2/18                            $    201,159
            79,000         6.50         NR/B2   BioScrip, Inc., Delayed Draw Term
                                                Loan, 7/31/20                                      78,605
           158,000         6.50          B/B2   BioScrip, Inc., Initial Term B Loan,
                                                7/31/20                                           157,210
                                                                                             ------------
                                                                                             $    436,974
                                                                                             ------------
                                                Total Health Care Equipment & Services       $    436,974
---------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 0.4%
                                                Life Sciences Tools & Services -- 0.4%
         1,125,000         7.25         NR/NR   JLL/Delta Patheon Holdings Bridge loan,
                                                12/11/14                                     $  1,125,000
                                                                                             ------------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                              $  1,125,000
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 0.1%
                                                Thrifts & Mortgage Finance -- 0.1%
           148,875         5.00         B+/B1   Ocwen Financial Corp., Initial Term
                                                Loan, 1/15/18                                $    150,689
                                                                                             ------------
                                                Total Banks                                  $    150,689
---------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 0.0%+
                                                Application Software -- 0.0%+
            96,166         4.25         B+/B1   Vertafore, Inc., Term Loan (2013),
                                                10/3/19                                      $     97,038
                                                                                             ------------
                                                Total Software & Services                    $     97,038
---------------------------------------------------------------------------------------------------------
                                                TOTAL SENIOR FLOATING RATE
                                                LOAN INTERESTS
                                                (Cost $5,487,347)                            $  5,569,054
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                                EXCHANGE TRADED FUNDS -- 2.4%
           242,798                              BlackRock MuniVest Fund, Inc.                $  2,326,005
           168,989                              BlackRock MuniYield Fund, Inc.                  2,296,561
            48,327                              SPDR S&P Euro Dividend Aristocrats
                                                UCITS ETF                                       1,218,057
            59,299                              SPDR S&P UK Dividend Aristocrats
                                                UCITS ETF                                       1,220,472
---------------------------------------------------------------------------------------------------------
                                                TOTAL EXCHANGE TRADED FUNDS
                                                (Cost $7,023,848)                            $  7,061,095
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 47

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                PURCHASED PUT OPTIONS -- 0.1%
               100                              S&P 500 EMINI, 2/21/14 at $1,780             $    143,500
                70                              S&P 500 EMINI, 2/21/14 at $1,800                  134,400
---------------------------------------------------------------------------------------------------------
                                                TOTAL PURCHASED PUT OPTIONS
                                                (Cost $171,329)                              $    277,900
---------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENT IN
                                                SECURITIES -- 95.8%
                                                (Cost $274,408,471) (a)                      $280,491,148
---------------------------------------------------------------------------------------------------------
                                                WRITTEN CALL OPTIONS -- (0.1)%
              (150)                             Green Mountain Coffee Roasters, Inc.,
                                                2/22/14 at $80.00                            $    (81,000)
              (150)                             Green Mountain Coffee Roasters, Inc.,
                                                2/22/14 at $85.00                                 (48,375)
              (250)                             Verizon Communications, Inc., 2/22/14
                                                at $47.00                                         (37,250)
---------------------------------------------------------------------------------------------------------
                                                TOTAL WRITTEN CALL OPTIONS
                                                (Premiums received $(148,406))               $   (166,625)
---------------------------------------------------------------------------------------------------------
                                                OTHER ASSETS & LIABILITIES -- 4.3%           $ 12,631,936
---------------------------------------------------------------------------------------------------------
                                                TOTAL NET ASSETS -- 100.0%                   $292,956,459
=========================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

PIK         Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe Bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(A.D.R.)    American Depositary Receipts.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2014, the value of these securities amounted to $63,687,487 or 16.2% of total net assets.

(a) At January 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $274,534,980 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                                  $  9,006,895

               Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                                    (3,050,727)
                                                                                             ------------
               Net unrealized appreciation                                                   $  5,956,168
                                                                                             ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

IDR         Indonesian Rupiah.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2014 aggregated $244,124,044 and $78,358,012, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 49

The following is a summary of the inputs used as of January 31, 2014, in valuing the Fund's assets:

---------------------------------------------------------------------------------------
                                     Level 1      Level 2       Level 3    Total
---------------------------------------------------------------------------------------
Convertible Corporate Bonds          $        --  $    616,376  $      --  $    616,376
Preferred Stocks                       2,355,550       145,800    390,925     2,892,275
Convertible Preferred Stock              351,875            --         --       351,875
Common Stocks                         72,602,838    63,015,821         --   135,618,659
Asset Backed Securities                       --     2,550,647         --     2,550,647
Collateralized Mortgage Obligations           --     5,200,200         --     5,200,200
Corporate Bonds                               --   118,266,681      7,583   118,274,264
Foreign Government Bonds                      --     2,078,803         --     2,078,803
Senior Floating Rate Loan Interests           --     5,569,054         --     5,569,054
Exchange Traded Funds                  4,622,566     2,438,529         --     7,061,095
Purchased Put Options                    277,900            --         --       277,900
---------------------------------------------------------------------------------------
Total                                $80,210,729  $199,881,911  $ 398,508  $280,491,148
=======================================================================================
Other Financial Instruments
Net unrealized appreciation
   on futures contracts              $    54,060  $         --  $      --  $     54,060
Written call options                    (166,625)           --         --      (166,625)
---------------------------------------------------------------------------------------
Total Other Financial Instruments    $  (112,565) $         --  $      --  $   (112,565)
=======================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------
                                           Corporate      Preferred    Total
                                           Bonds          Stocks
--------------------------------------------------------------------------------
Balance as of 7/31/13                      $      --      $282,556     $282,556
Realized gain (loss)(1)                           --            --           --
Change in unrealized
   appreciation (depreciation)(2)               (195)       10,871       10,676
Purchases                                      7,778       180,000      187,778
Sales                                             --       (82,502)     (82,502)
Transfers in to Level 3*                          --            --           --
Transfers out of Level 3*                         --            --           --
--------------------------------------------------------------------------------
Balance as of 1/31/14                      $   7,583      $390,925     $398,508
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended January 31, 2014, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 1/31/14                                                          $10,676
                                                                                -------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Statement of Assets and Liabilities | 1/31/14 (unaudited)

ASSETS:
  Investment in securities (cost $274,408,471)                           $280,491,148
  Cash                                                                      7,121,639
  Foreign currency (cost $2,268,848)                                        2,234,833
  Futures collateral                                                          154,180
  Receivables --
     Investment securities sold                                             9,331,130
     Fund shares sold                                                       5,936,067
     Dividends                                                                351,232
     Interest                                                               2,250,186
     Due from Pioneer Investment Management, Inc.                              57,895
  Net unrealized appreciation on forward foreign currency contracts            17,309
  Net unrealized appreciation on futures contracts                             54,060
  Prepaid expenses                                                            293,663
-------------------------------------------------------------------------------------
        Total assets                                                     $308,293,342
=====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $ 14,142,490
     Fund shares repurchased                                                  875,312
     Dividends                                                                 24,297
     Written options (premiums received $148,406)                             166,625
  Due to affiliates                                                            57,535
  Accrued expenses                                                             70,624
-------------------------------------------------------------------------------------
        Total liabilities                                                $ 15,336,883
=====================================================================================
NET ASSETS:
  Paid-in capital                                                        $286,577,827
  Distributions in excess of net investment income                           (867,071)
  Accumulated net realized gain on investments, written options,
     foreign currency transactions and futures contracts                    1,157,833
  Net unrealized appreciation on investments                                6,082,677
  Net unrealized appreciation on futures contracts                             54,060
  Net unrealized depreciation on written options                              (18,219)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           (30,648)
-------------------------------------------------------------------------------------
        Total net assets                                                 $292,956,459
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $102,257,451/8,869,277 shares)                       $      11.53
  Class C (based on $99,916,095/8,961,082 shares)                        $      11.50
  Class Y (based on $90,782,913/7,891,095 shares)                        $      11.50
MAXIMUM OFFERING PRICE:
  Class A ($11.53 (divided by) 95.5%)                                    $      12.07
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 51

Statement of Operations (unaudited)

For the Six Months Ended 1/31/14

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $1,167)                 $2,925,914
  Dividends (net of foreign taxes withheld of $64,765)                1,736,184
---------------------------------------------------------------------------------------------
        Total investment income                                                   $ 4,662,098
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  452,402
  Transfer agent fees
     Class A                                                              9,609
     Class C                                                              4,172
     Class Y                                                                457
  Distribution fees
     Class A                                                             89,650
     Class C                                                            286,855
  Shareholder communication expense                                      70,946
  Administrative reimbursement                                           35,431
  Custodian fees                                                         42,758
  Registration fees                                                      30,513
  Professional fees                                                      27,701
  Printing expense                                                        8,286
  Fees and expenses of nonaffiliated Trustees                             1,865
  Miscellaneous                                                          28,418
---------------------------------------------------------------------------------------------
        Total expenses                                                            $ 1,089,063
        Less fees waived and expenses reimbursed
           by Pioneer Investment Management, Inc.                                    (121,202)
---------------------------------------------------------------------------------------------
        Net expenses                                                              $   967,861
---------------------------------------------------------------------------------------------
        Net investment income                                                     $ 3,694,237
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                     $  983,349
     Futures contracts                                                  223,042
     Written options                                                     50,641
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               287,344   $ 1,544,376
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $5,103,052
     Written options                                                    (18,219)
     Futures contracts                                                   54,060
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (24,934)  $ 5,113,959
---------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, written options and
     foreign currency transactions                                                $ 6,658,335
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $10,352,572
=============================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           1/31/14        Year Ended
                                                           (unaudited)    7/31/13
---------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $  3,694,237   $  2,800,182
Net realized gain (loss) on investments, written options,
  futures contracts and foreign currency transactions         1,544,376       (121,370)
Change in net unrealized appreciation (depreciation)
  on investments, written options, futures contracts
  and foreign currency transactions                           5,113,959        452,246
---------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $ 10,352,572   $  3,131,058
=======================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.32 and $0.73 per share, respectively)        $ (2,034,516)  $ (1,220,918)
  Class C ($0.27 and $0.63 per share, respectively)          (1,395,007)      (704,196)
  Class Y ($0.33 and $0.75 per share, respectively)          (1,517,855)      (779,806)
Net realized gain:
  Class A ($0.00 and $0.20 per share, respectively)                  --       (182,478)
  Class C ($0.00 and $0.20 per share, respectively)                  --       (115,439)
  Class Y ($0.00 and $0.20 per share, respectively)                  --       (113,470)
---------------------------------------------------------------------------------------
     Total distributions to shareowners                    $ (4,947,378)  $ (3,116,307)
=======================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $209,015,339   $108,318,140
Reinvestment of distributions                                 4,759,888      1,662,286
Cost of shares repurchased                                  (43,053,749)   (10,960,311)
---------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                            $170,721,478   $ 99,020,115
---------------------------------------------------------------------------------------
     Net increase in net assets                            $176,126,672   $ 99,034,866
NET ASSETS:
Beginning of period                                        $116,829,787   $ 17,794,921
---------------------------------------------------------------------------------------
End of period                                              $292,956,459   $116,829,787
---------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                        $   (867,071)  $    386,070
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 53

------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)    '13 Shares  '13 Amount
------------------------------------------------------------------------------------
Class A
Shares sold                      6,060,095   $ 69,112,097   4,339,215   $48,246,211
Reinvestment of distributions      169,684      1,942,697      79,476       876,443
Less shares repurchased         (1,811,796)   (20,425,351)   (584,180)   (6,481,190)
------------------------------------------------------------------------------------
      Net increase               4,417,983   $ 50,629,443   3,834,511   $42,641,464
====================================================================================
Class C
Shares sold                      6,158,081   $ 70,320,975   2,693,610   $29,969,385
Reinvestment of distributions      117,225      1,341,186      33,557       370,231
Less shares repurchased           (761,329)    (8,420,827)   (100,274)   (1,096,742)
------------------------------------------------------------------------------------
      Net increase               5,513,977   $ 63,241,334   2,626,893   $29,242,874
====================================================================================
Class Y
Shares sold                      6,091,217   $ 69,582,267   2,695,279   $30,102,544
Reinvestment of distributions      128,956      1,476,005      37,558       415,612
Less shares repurchased         (1,267,309)   (14,207,571)   (304,858)   (3,382,379)
------------------------------------------------------------------------------------
      Net increase               4,952,864   $ 56,850,701   2,427,979   $27,135,777
====================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Financial Highlights

--------------------------------------------------------------------------------
                                            Six Months
                                            Ended
                                            1/31/14      Year Ended 12/22/11 (a)
                                            (unaudited)  7/31/13    to 7/31/12
--------------------------------------------------------------------------------
Class A
Net asset value, beginning of period        $  11.07     $ 10.61    $ 10.00
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                     $   0.25     $  0.61    $  0.36
  Net realized and unrealized gain
     on investments                             0.53        0.78       0.53
--------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                     $   0.78     $  1.39    $  0.89
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                     $  (0.32)    $ (0.73)   $ (0.28)
  Net realized gain                               --       (0.20)        --
--------------------------------------------------------------------------------
Total Distributions                         $  (0.32)    $ (0.93)   $ (0.28)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value  $   0.46     $  0.46    $  0.61
--------------------------------------------------------------------------------
Net asset value, end of period              $  11.53     $ 11.07    $ 10.61
================================================================================
Total return*                                   7.14%      13.52%      8.91%***
Ratio of net expenses to average net assets     0.85%**     0.85%      0.85%**
Ratio of net investment income to
  average net assets                            4.36%**     6.19%      5.99%**
Portfolio turnover rate                           89%**      119%        42%***
Net assets, end of period (in thousands)    $102,257     $49,263    $ 6,545
Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Total expenses                                1.06%**     1.37%      2.51%**
  Net investment income                         4.15%**     5.67%      4.33%**
================================================================================

(a) Class A shares were first publicly offered on December 23, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 55

--------------------------------------------------------------------------------
                                            Six Months
                                            Ended
                                            1/31/14     Year Ended  12/22/11 (a)
                                            (unaudited) 7/31/13     to 7/31/12
--------------------------------------------------------------------------------
Class C
Net asset value, beginning of period        $ 11.04     $ 10.60     $ 10.00
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                     $  0.20     $  0.52     $  0.32
  Net realized and unrealized gain
     on investments                            0.53        0.75        0.52
--------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                     $  0.73     $  1.27     $  0.84
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                     $ (0.27)    $ (0.63)    $ (0.24)
  Net realized gain                              --       (0.20)         --
--------------------------------------------------------------------------------
Total Distributions                         $ (0.27)    $ (0.83)    $ (0.24)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value  $  0.46     $  0.44     $  0.60
--------------------------------------------------------------------------------
Net asset value, end of period              $ 11.50     $ 11.04     $ 10.60
================================================================================
Total return*                                  6.71%      12.39%       8.45%***
Ratio of net expenses to average net assets    1.72%**     1.71%       1.67%**
Ratio of net investment income to
  average net assets                           3.39%**     5.24%       5.17%**
Portfolio turnover rate                          89%**      119%         42%***
Net assets, end of period (in thousands)    $99,916     $35,074     $ 5,831
Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Total expenses                               1.77%**     2.13%       3.26%**
  Net investment income                        3.34%**     4.81%       3.58%**
================================================================================

(a) Class A shares were first publicly offered on December 23, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

--------------------------------------------------------------------------------
                                            Six Months
                                            Ended
                                            1/31/14     Year Ended  12/22/11 (a)
                                            (unaudited) 7/31/13     to 7/31/12
--------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period        $ 11.06     $ 10.62     $ 10.00
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                     $  0.26     $  0.63     $  0.39
  Net realized and unrealized gain
     on investments                            0.51        0.76        0.51
--------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                     $  0.77     $  1.39     $  0.90
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                     $ (0.33)    $ (0.75)    $ (0.28)
  Net realized gain                              --       (0.20)         --
--------------------------------------------------------------------------------
Total Distributions                         $ (0.33)    $ (0.95)    $ (0.28)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value  $  0.44     $  0.44     $  0.62
--------------------------------------------------------------------------------
Net asset value, end of period              $ 11.50     $ 11.06     $ 10.62
================================================================================
Total return*                                  7.07%      13.53%       9.10%***
Ratio of net expenses to average net assets    0.65%**     0.65%       0.65%**
Ratio of net investment income to
  average net assets                           4.46%**     6.23%       6.16%**
Portfolio turnover rate                          89%**      119%         42%***
Net assets, end of period (in thousands)    $90,783     $32,492     $ 5,418
Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Total expenses                               0.78%**     1.10%       2.25%**
  Net investment income                        4.34%**     5.79%       4.56%**
================================================================================

(a) Class A shares were first publicly offered on December 23, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 57

Notes to Financial Statements | 1/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 22, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing source. If no reliable price quotes are available from either the primary or alternate pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.


                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 59

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At January 31, 2014, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing less than 0.1% of net assets.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on


60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior year remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended July 31, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $3,070,131
    Long-term capital gain                                                46,176
    ----------------------------------------------------------------------------
         Total                                                        $3,116,307
    ============================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 61

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $ 483,286
    Current year post October loss deferred                           (272,559)
    Current year dividend payable                                      (84,691)
    Unrealized appreciation                                            847,402
    ----------------------------------------------------------------------------
         Total                                                       $ 973,438
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to catastrophe bonds and Passive Foreign Investment Companies, the tax basis adjustments on partnerships and the interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $64,683 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2014.

F.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.



62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation and depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended January 31, 2014 was $7,376,418.

    At January 31, 2014, open futures contracts were as follows:

    ----------------------------------------------------------------------------
                      Number of                                  Unrealized
                      Contracts        Settlement                Appreciation
    Type              Long/(Short)     Month        Value        (Depreciation)
    ----------------------------------------------------------------------------
    F/C Dollar Index  170              3/14         $13,838,510  $54,060
    ----------------------------------------------------------------------------
                                                    $13,883,510  $54,060
    ============================================================================

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 63 the Fund's custodian or a subcustodian of the Fund. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Credit Default Swaps

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

    When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from

64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. During the six months ended January 31, 2014, the fund held no credit default swap contracts.

K.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the six months ended January 31, 2014 was $93,371. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held 3 written call option contracts that were open at January 31, 2014. If the call options were exercised at January 31, 2014, the maximum amount the Fund would have been required to pay was $166,625.

    Transactions in written call options for the six months ended January 31, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                                    Number of     Premium
                                                    Contracts     Received
    ----------------------------------------------------------------------------
    Options open at beginning of period                --         $        --
    Options opened                                  1,030             395,250
    Options exercised                                (480)           (246,844)
    Options closed                                     --                  --
    Options expired                                    --                  --
    ----------------------------------------------------------------------------
    Options open at end of period                    (550)        $  (148,406)
    ============================================================================



                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 65

L.  Purchased Options

    The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended January 31, 2014 was $41,575. Purchased options open at January 31, 2014 are listed in the Fund's Schedule of Investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended January 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements.

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,785 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $30,594
Class C                                                                   17,713
Class Y                                                                   22,639
--------------------------------------------------------------------------------
  Total                                                                  $70,946
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,003 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at January 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,747 in distribution fees payable to PFD at January 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 67 exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2014, CDSC's in the amount of $6,831 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At January 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended January 31, 2014 was $5,605,654.

As of January 31, 2014, open forward foreign currency contracts were as follows:

-------------------------------------------------------------------------------------------
                                                                              Net
                       Net Contracts  In Exchange   Settlement                Unrealized
Currency               to Deliver     For           Date        Value         Appreciation
-------------------------------------------------------------------------------------------
HKD (Hong
Kong Dollar)             4,518,847    $   581,928   2/4/14      $   582,041   $   113
CHF (Swiss Franc)       (1,723,220)    (1,900,960)  2/5/14       (1,899,912)    1,048
JPY (Japanese Yen)     (34,437,007)      (337,353)  2/5/14         (336,644)      709
EURO (European Euro)      (958,957)    (1,308,880)  2/3/14       (1,293,441)   15,439
-------------------------------------------------------------------------------------------
Total                                                                         $17,309
===========================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings was payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which was the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 pay an annual commitment to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2014, the Fund had no borrowings under a credit facility.

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2014.

-------------------------------------------------------------------------------------------
Assets:
                                             Net
                                Gross        Amounts           Gross Amounts
                                Amounts      of Assets          Not Offset in
                                Offset       Presented       the Statement of
                                in the       in the        Assets and Liabilities
                    Gross       Statement    Statement    -------------------------
                    Amounts of  of Assets    of Assets                 Cash
                    Recognized  and          and          Financial    Collateral  Net
Description         Assets      Liabilities  Liabilities  Instruments  Received    Amount
-------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts          $17,309     $     --     $17,309      $    --      $     --    $ 17,309
Futures contracts   $54,060     $     --     $54,060      $    --      $     --    $ 54,060
Written options     $    --     $     --     $    --      $    --      $     --    $     --
-------------------------------------------------------------------------------------------
                    $71,369     $     --     $71,369      $    --      $     -     $ 71,369
===========================================================================================

-------------------------------------------------------------------------------------------
Liabilities:
                                             Net
                                Gross        Amounts of        Gross Amounts
                                Amounts      Liabilities        Not Offset in
                                Offset       Presented       the Statement of
                                in the       in the        Assets and Liabilities
                    Gross       Statement    Statement    -------------------------
                    Amounts of  of Assets    of Assets                 Cash
                    Recognized  and          and          Financial    Collateral  Net
Description         Liabilities Liabilities  Liabilities  Instruments  Received    Amount
-------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts          $     --    $     --     $     --     $    --      $     --    $     --
Futures contracts   $     --    $     --     $     --     $    --      $     --    $     --
Written options     $166,625    $     --     $166,625     $    --      $     --    $166,625
-------------------------------------------------------------------------------------------
                    $166,625    $     --     $166,625     $    --      $     -     $166,625
===========================================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 69

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of January 31, 2014 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not              Asset Derivatives 2014          Liabilities Derivatives 2014
Accounted for as             ---------------------------------------------------------------
Hedging Instruments          Statement of                    Statement of
Under Accounting             Assets and                      Assets and
Standards Codification       Liabilities                     Liabilities
(ASC) 815                    Location              Value     Location              Value
--------------------------------------------------------------------------------------------
Forward Foreign              Net unrealized                  Net unrealized
 currency contracts          appreciation on                 depreciation on
                             forward foreign                 forward foreign
                             currency contracts    $17,309   currency contracts    $     --
Written options              Net unrealized                  Net unrealized
                             appreciation on                 depreciation on
                             written options       $    --   written options       $166,625
Futures contracts*           Net unrealized                  Net unrealized
                             appreciation on                 depreciation on
                             futures contracts     $54,060   futures contracts     $     --
--------------------------------------------------------------------------------------------
 Total                                             $71,369                         $166,625
============================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H).

70 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2014 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                     Change in
Derivatives Not                                                                      Unrealized
Accounted for as                                                    Realized         Appreciation or
Hedging Instruments                                                 Gain or (Loss)   (Depreciation)
Under Accounting             Location of Gain or (Loss)             on Derivatives   on Derivatives
Standards Codification       on Derivatives Recognized              Recognized       Recognized
(ASC) 815                    in Income                              in Income        in Income
-----------------------------------------------------------------------------------------------------
Forward foreign              Net realized gain (loss) on forward
 currency contracts          foreign currency contracts and other
                             assets and liabilities denominated
                             in foreign currencies                  $289,643
Forward foreign              Change in unrealized appreciation
 currency contracts          (depreciation) on forward foreign
                             currency contracts and other assets
                             and liabilities denominated in
                             foreign currencies                                      $ 18,153
Futures contracts            Net realized gain (loss) on
                             futures contracts                      $223,042
Futures contracts            Change in net unrealized
                             appreciation (depreciation)
                             on futures contracts                                    $ 54,060
Written options              Net realized gain (loss) on
                             written options                        $ 50,641
Written options              Change in net unrealized
                             appreciation (depreciation)
                             on written options                                      $(18,219)
=====================================================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 71

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees

72 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 73

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the second quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from

74 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14 75

Trustees, Officers and Service Providers

Trustees                            Officers
Thomas J. Perna, Chairman           Daniel K. Kingsbury, President*
David R. Bock                       Mark D. Goodwin, Executive
Benjamin M. Friedman                  Vice President
Margaret B.W. Graham                Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                 Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.
**  Chief Financial and Accounting Officer of the Fund.

76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 25512-02-0314

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 				PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date March 31, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date March 31, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 31, 2014

* Print the name and title of each signing officer under his or her signature.